UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

                  Investment Company Act file number 811-05084
--------------------------------------------------------------------------------

                    Mutual of America Investment Corporation
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                      320 Park Avenue, New York, N.Y. 10022
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 John R. Greed
                          Executive Vice President and
                                    Treasurer
                    Mutual of America Life Insurance Company
                                320 Park Avenue
                               New York, NY 10022
--------------------------------------------------------------------------------
                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (212) 224-1600
--------------------------------------------------------------------------------

                      Date of fiscal year end: December 31
--------------------------------------------------------------------------------

                     Date of reporting period: June 30, 2003
--------------------------------------------------------------------------------

ITEM 1.    REPORTS TO STOCKHOLDERS.

           The Annual Report to Shareholders which was filed via EDGAR on March 1, 2004 follows:

                                ANNUAL REPORTS OF
                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                            SCUDDER VARIABLE SERIES I
                  AMERICAN CENTURY VP CAPITAL APPRECIATION FUND
                        CALVERT SOCIAL BALANCED PORTFOLIO
                   FIDELITY INVESTMENTS(R) VARIABLE INSURANCE
                                 PRODUCTS FUNDS:
                             EQUITY-INCOME PORTFOLIO
                              CONTRAFUND PORTFOLIO
                           AND ASSET MANAGER PORTFOLIO

                                DECEMBER 31, 2003

This report is not to be construed as an offering for sale of any Variable Policy. No offering is made except in conjunction with a prospectus which must precede or accompany this report.

                                    CONTENTS

                                                                            Page
                                                                            ----
Annual Report of Mutual of America Investment Corporation
 President's Message ......................................................    1
 Portfolio Management Discussions .........................................    3
 Portfolio of Investments in Securities:
   Money Market Fund ......................................................    3
   All America Fund .......................................................    3
   Equity Index Fund ......................................................    4
   Mid-Cap Equity Index Fund ..............................................    5
   Bond Fund ..............................................................    6
   Short-Term Bond Fund ...................................................    7
   Mid-Term Bond Fund .....................................................    8
   Composite Fund .........................................................    9
   Aggressive Equity Fund .................................................   10
   Conservative Allocation Fund ...........................................   11
   Moderate Allocation Fund ...............................................   11
   Aggressive Allocation Fund .............................................   11
 Statement of Assets and Liabilities ......................................   53
 Statement of Operations ..................................................   55
 Statements of Changes in Net Assets ......................................   57
 Financial Highlights .....................................................   59
 Notes to Financial Statements ............................................   68
 Independent Auditors' Report .............................................   75
 Directors and Officers ...................................................   76
 Supplemental Dividend Information ........................................   77

Annual Report of Scudder Variable Series I

Annual Report of VP Capital Appreciation Fund of
  American Century Variable Portfolios, Inc.

Annual Report of Calvert Social Balanced Portfolio of
  Calvert Variable Series, Inc.

Annual Report of Fidelity Investments Variable Insurance
  Products Funds: Equity-Income Portfolio

Annual Report of Fidelity Investments Variable Insurance
  Products Funds: Contrafund Portfolio

Annual Report of Fidelity Investments Variable Insurance
  Products Funds: Asset Manager Portfolio

                    MUTUAL OF AMERICA INVESTMENT CORPORATION

      The twelve months ended December 31, 2003 was a respectable one for the capital markets in general, especially given geopolitical uncertainties surrounding war in Iraq, as well as persistent skepticism regarding prospects for economic recovery in the United States and abroad. Equities, as represented by the S&P 500 Index, generated a total return of 28.7%, easily the best performance for large-cap stocks in the past four years. Bonds, represented by the Lehman Brothers Aggregate Bond Index, achieved a total return of 4.1%, low by recent years' standards, but positive despite increased interest rate volatility at mid-year.

      Equity markets began to anticipate economic recovery as early as mid-year 2002, but increasing prospects for war with Iraq during the fall and winter prompted several false starts to the market recovery. Once invasion occurred and it became quickly apparent that domestic economic implications were nil, the market took off. Only during the summer did it pause as uncertainty regarding Federal Reserve policy led to a quick, but finite, rise in long-term interest rates. Again, once the equity market digested the Fed's commitment to keep short-term rates low for a "considerable period," it advanced again through year-end.

      Bond markets reacted throughout the year in response to Fed policy signals. During the first half of 2003, the Fed lowered the Fed Funds rate one last time following twelve previous reductions over the prior two and a half years. In April, some of its members even suggested that the Fed might be willing to take even more aggressive actions, such as purchasing long-term Treasuries, if continued sluggish growth and signs of deflation persisted. But when the Fed explicitly retracted the possibility that it would buy Treasuries, long-term rates rapidly increased by approximately 100 basis points, giving back most of the price gains realized from earlier in the year. Since that time, however, with the Fed adamantly on hold in the short end of the market, long-term rates have traded within a 50 basis points range depending upon what the most recent economic statistics suggest about the health of the recovery.

      The underlying backdrop for this generally favorable investment environment was the improving U.S. economy and the consequent recovery in corporate profits. Consumer spending on goods and housing was the driver throughout most of the year. The one factor that has stubbornly resisted improvement is reported employment growth, which remains anemic by any of the historical standards of economic recovery. However, most economists expect further GDP growth in 2004 as well as further advances in corporate profits.

      The total return performance for each of the Mutual of America Investment Corporation Funds (excluding the three new Allocation Funds which only commenced operations in May of 2003) is reflected below:

              Total Returns--Twelve Months Ended December 31, 2003

      Money Market Fund .........................................    + 0.9%

      All America Fund ..........................................    +33.0%

      Equity Index Fund .........................................    +28.3%

      Mid-Cap Index Fund ........................................    +35.2%

      Bond Fund .................................................    + 6.7%

      Short-term Bond Fund ......................................    + 1.7%

      Mid-Term Bond Fund ........................................    + 2.8%

      Composite Fund ............................................    +18.2%

      Aggressive Equity Fund ....................................    +39.4%

      The above total return performance figures do not reflect the deduction of respective Separate Account fees and expenses imposed by Mutual of America Life Insurance Company. All Fund performances presented throughout this report are historical, reflect the full reinvestment of dividends paid, and should not be considered indicative of future results.

      On the pages immediately following are brief presentations and graphs for each Fund (except the Money Market Fund and the Allocation Funds) which illustrate each Fund's respective:

      o Historical total return achieved over specified periods, expressed as an average annual rate and as a cumulative rate;

      o Equivalent in dollars of a $10,000 hypothetical investment at the beginning of each specified period; and

      o     Historical performance compared with an appropriate index.

      The portfolios of each Fund and financial statements are presented in the pages which then follow.

      Thank you for your continued investment in our Funds.

                                        Sincerely,

                                        /s/ Manfred Altstadt

                                        Manfred Altstadt
                                        Chairman of the Board, President
                                        and Chief Executive Officer
                                        Mutual of America Investment Corporation

                                MONEY MARKET FUND

      The Money Market Fund's investment objective is the realization of high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. Through investing in high-quality commercial paper issued by U.S. corporations and securities issued by the U.S. government and its agencies, the Fund returned 0.9% for the twelve months ended December 31, 2003. Short-term rates declined modestly during the first half of the year as the Federal Reserve Board lowered the Federal Funds rate from 1.25% to 1.00% in an attempt to stimulate the economy, and remained low for the rest of the year as it became clear the Fed would keep the Fed Funds rate at 1.00%. The seven-day effective yield as of February 17, 2004 is 0.8%. As with all performance reporting, this yield is not necessarily indicative of future annual yields. Neither the Federal Deposit Insurance Corporation nor any other U.S. Government agency insures or guarantees the Separate Account's investments in shares of the Money Market Fund.

                                ALL AMERICA FUND

      The U.S. equity markets posted strong returns for the fourth quarter of 2003 and ended the year with positive performance across all market caps. In the last quarter, small caps, as represented by the Russell 2000(R) Index, returned 14.5%, edging out both mid-caps and large caps with returns of 13.2% and 12.2%, respectively. However, for the year, the Russell 2000(R) was the clear winner, returning 47.3% versus the S&P MidCap 400 return of 35.6% and the S&P 500(R) return of 28.7%, These positive returns followed three years of negative returns for the S&P 500(R). Within large caps, value outperformed growth in both the fourth quarter and all of 2003. Among small caps, value outperformed growth in the fourth quarter but for the year 2003 growth outperformed value for the first time in four years.

      The market was buoyed by an improving corporate earnings trend, a strong Gross Domestic Product (GDP) and an apparent reduction in equity risk premium and volatility. Many companies whose stocks were trounced during the previous two years rebounded despite a lack of earnings. Investors were optimistic about both the U.S. and global economic prospects and did not want to miss an upward movement in the equity markets. For 2003, the technology, financials and consumer discretionary sectors substantially contributed to the S&P 500(R) performance. The weakest sector was telecom services, which continued to be hampered by overcapacity, excess capital and intense competition. Among small caps, the technology and consumer discretionary sectors led performance while telecom was the only sector to post a negative performance.

      The investment objective of the All America Fund is to outperform the Standard & Poor's 500 Index. The Fund is approximately 60% invested in the 500 stocks that comprise the S&P 500 Index with the remaining approximately 40% being actively managed using four different investment approaches. The actively managed portion of the Fund is approximately equally distributed in large-cap growth, small-cap growth, large-cap value and small-cap value. Mutual of America Capital Management Corporation manages the value assets and the small cap growth assets. A subadvisor manages the large cap growth assets.

      The Fund's return for the twelve months ended December 31, 2003 was 33.0% versus the benchmark return of 28.7%.

                         GROWTH OF A $10,000 INVESTMENT

  [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

   Dates                      All America Fund                         S & P 500
   -----                      ----------------                         ---------
12/31/1993                         10,000                               10,000
12/31/1994                         10,128                               10,133
12/31/1995                         13,833                               13,940
12/31/1996                         16,699                               17,147
12/31/1997                         21,173                               22,867
12/31/1998                         25,674                               29,400
12/31/1999                         32,298                               35,586
12/31/2000                         30,685                               32,344
12/31/2001                         25,353                               28,502
12/31/2002                         19,678                               22,203
12/31/2003                         26,174                               28,573

-------------------------------------------------------------------
                          All America Fund
                          ----------------
                                                   Total Return
Period                        Growth          ---------------------
Ended                          of             Cumu-         Average
12/31/03                     $10,000          lative        Annual
-------------------------------------------------------------------
1 Year                       $13,301           33.0%         33.0%
5 Years                      $10,195            1.9%          0.4%
Since 5/2/94*                $26,716          167.2%         10.7%
10 Years                     $26,174          161.7%         10.1%
-------------------------------------------------------------------

-------------------------------------------------------------------
                          S & P 500 INDEX
                          ---------------
                                                   Total Return
Period                        Growth          ---------------------
Ended                          of             Cumu-         Average
12/31/03                     $10,000          lative        Annual
-------------------------------------------------------------------
1 Year                       $12,869           28.7%         28.7%
5 Years                       $9,718           -2.8%         -0.6%
Since 5/2/94                 $29,164          191.6%         11.7%
10 Years                     $28,572          185.7%         11.1%
-------------------------------------------------------------------

* Prior to May 2, 1994, the Fund was known as the Stock Fund, had a different investment objective and did not have any subadvisers. Performance data which includes periods prior to 5/2/94, reflects performance results achieved in accordance with the previous objective of the Fund.

      The line representing the performance return of the All America Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not.

                                EQUITY INDEX FUND

      The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-weighted index of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and Nasdaq, with each stock's weight in the Index proportionate to its market value. The weightings make each company's influence on the Index's performance directly proportional to that company's market value.

      For 2003, the S&P 500 Index posted a positive return following three straight years of negative performance. All sectors within the Index posted positive returns with the largest contributions to return coming from the technology, financials, consumer discretionary and industrial sectors. The weakest sector, although still posting a slight positive return, was telecom services as that industry continues to be hampered by a myriad of problems. Within the Index, for the full year, value stocks outperformed growth stocks. All market caps within the Index showed positive returns for the year. The stocks within the smallest market caps had the best returns, but their smaller weights in the Index, diminished their contributions to return. The market appeared to be boosted by an improving corporate earnings trend, strong Gross Domestic Product (GDP) and a reduction in equity risk premium and volatility.

      The Fund's performance for the twelve months ending December 31, 2003 was 28.3%, slightly below the benchmark return of 28.7%, due to the impact on Fund performance caused by the timing of cash flows.

                         GROWTH OF A $10,000 INVESTMENT

  [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

   Dates                     Equity Index Fund                         S & P 500
   -----                     -----------------                         ---------
12/31/1993                         10,000                                10,000
12/31/1994                         10,153                                10,133
12/31/1995                         13,870                                13,940
12/31/1996                         17,025                                17,147
12/31/1997                         22,660                                22,867
12/31/1998                         29,136                                29,400
12/31/1999                         35,145                                35,586
12/31/2000                         31,976                                32,344
12/31/2001                         28,084                                28,502
12/31/2002                         21,867                                22,203
12/31/2003                         28,061                                28,573

-------------------------------------------------------------------
                         Equity Index Fund
                         -----------------
                                                   Total Return
Period                        Growth          ---------------------
Ended                          of             Cumu-         Average
12/31/03                     $10,000          lative        Annual
-------------------------------------------------------------------
 1 Year                      $12,832           28.3%         28.3%
 5 Years                      $9,631           -3.7%         -0.7%
 10 Years                    $28,061          180.6%         10.9%
-------------------------------------------------------------------

-------------------------------------------------------------------
                          S & P 500 Index
                          ---------------
                                                   Total Return
Period                        Growth          ---------------------
Ended                          of             Cumu-         Average
12/31/03                     $10,000          lative        Annual
-------------------------------------------------------------------
 1 Year                     $12,869            28.7%         28.7%
 5 Years                     $9,718            -2.8%         -0.6%
 10 Years                   $28,572           185.7%         11.1%
-------------------------------------------------------------------

      The line representing the performance return of the Equity Index Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not.

                            MID-CAP EQUITY INDEX FUND

      The Mid-Cap Equity Index Fund invests in the 400 stocks that comprise the S&P MidCap 400 Index. The Index is a market-weighted index of 400 stocks traded on the New York Stock Exchange, American Stock Exchange and Nasdaq. The weightings make each company's influence on the Index's performance directly proportional to that company's market value. The companies included in the Index tend to be typical of this asset class, the medium-capitalized sector of the U.S. securities market.

      For 2003, mid-cap stocks outperformed the S&P 500 Index, but trailed the Russell 2000 Index's return. This positive return followed two-years of negative returns for the S&P MidCap 400 Index. For the year 2003, the largest sector contributors to performance were technology, financials and consumer discretionary. The weakest sectors were telecom and utilities, although both posted positive returns for the year. Earnings for companies within the S&P
MidCap 400 Index rose throughout 2003 as there were fewer negative pre-announcements than historical averages. Both factors contributed positively to performance.

      The Mid-Cap Equity Index Fund's performance for the twelve-month period ending December 31, 2003 was 35.2% versus the 35.6% return of the S&P MidCap 400 Index. Mid-cap futures do not trade as precisely as the larger cap instruments so the cash flows in and out of the Fund can have an impact on the performance, which therefore, may vary from the benchmark.

                         GROWTH OF A $10,000 INVESTMENT

  [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

  Dates                     Mid Cap Eq.Index Fund                      S & P 500
  -----                     ---------------------                      ---------
 5/3/1999                          10,000                               10,000
12/31/1999                         11,174                               11,180
12/31/2000                         13,039                               13,138
12/31/2001                         12,900                               13,057
12/31/2002                         10,934                               11,163
12/31/2003                         14,787                               15,140

-------------------------------------------------------------------
                     Mid-Cap Equity Index Fund
                     -------------------------
                                                   Total Return
Period                        Growth          ---------------------
Ended                          of             Cumu-         Average
12/31/03                     $10,000          lative        Annual
-------------------------------------------------------------------
1 Year                       $13,523           35.2%         35.2%
Since 5/3/99
 (Inception)                 $14,787           47.9%          8.8%
-------------------------------------------------------------------

-------------------------------------------------------------------
                       S & P MidCap 400 Index
                       ----------------------
                                                   Total Return
Period                        Growth          ---------------------
Ended                          of             Cumu-         Average
12/31/03                     $10,000          lative        Annual
-------------------------------------------------------------------
1 Year                       $13,563           35.6%         35.6%
Since 5/3/99
 (Inception)                 $15,140           51.4%          9.3%
-------------------------------------------------------------------

      The line representing the performance return of the Mid-Cap Equity Index Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not.

                                    BOND FUND

      Long-term Treasury rates ended the year 2003 at 5.07%, 29 basis points higher than their close at year end 2002, and 19 basis points higher than their close on September 30, 2003. Yields on five-year Treasuries also increased, finishing 2003 at 3.25%, up 51 basis points from the prior year's close, and 42 basis points higher than at the close of the third quarter of 2003. An increasingly weak dollar, the growing Federal budget deficit and rallying equity markets all combined to push rates higher. Despite rising long-term rates, short-term rates remained at historically low levels as the Federal Reserve pegged its Fed Funds rate at 1.0%. Chairman Greenspan continues to maintain that short-term rates will stay low until an economic recovery is firmly in the works.

      Mortgage-backed securities outperformed Treasury and Agency issues as volatility decreased and spreads tightened due to increased institutional demand. Capping off an impressive year, corporate bonds also performed strongly. Strong cash flows into bond funds and a decline in the default rate contributed to the positive performance. Active deleveraging of corporate balance sheets, as well as fewer accounting-related surprises and incidents of corporate malfeasance also helped to make corporates a top performer in 2003.

      The Fund's return was 6.7% for the twelve months ended December 31, 2003, compared to the Lehman Brothers Aggregate Bond Index that returned 4.1% for the same period.

                         GROWTH OF A $10,000 INVESTMENT

  [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

  Dates                           Bond Fund                          Lehman AGBI
  -----                           ---------                          -----------
12/31/1993                         10,000                               10,000
12/31/1994                          9,684                                9,708
12/31/1995                         11,564                               11,501
12/31/1996                         11,976                               11,917
12/31/1997                         13,224                               13,070
12/31/1998                         14,170                               14,203
12/31/1999                         13,900                               14,085
12/31/2000                         15,132                               15,724
12/31/2001                         16,453                               17,048
12/31/2002                         17,564                               18,798
12/31/2003                         18,746                               19,571

-------------------------------------------------------------------
                             Bond Fund
                             ---------
                                                   Total Return
Period                        Growth          ---------------------
Ended                          of             Cumu-         Average
12/31/03                     $10,000          lative        Annual
-------------------------------------------------------------------
1 Year                       $10,673            6.7%          6.7%
5 Years                      $13,230           32.3%          5.8%
10 Years                     $18,746           87.5%          6.5%
-------------------------------------------------------------------

-------------------------------------------------------------------
                 Lehman Bros. Aggregate Bond Index
                 ---------------------------------
                                                   Total Return
Period                        Growth          ---------------------
Ended                          of             Cumu-         Average
12/31/03                     $10,000          lative        Annual
-------------------------------------------------------------------
1 Year                       $10,411            4.1%          4.1%
5 Years                      $13,778           37.8%          6.6%
10 Years                     $19,571           95.7%          6.9%
-------------------------------------------------------------------

      The line representing the performance return of the Bond Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return lines of the Indices do not.

                              SHORT-TERM BOND FUND

      The Short-Term Bond Fund seeks a high level of return consistent with the preservation of capital through investment in publicly traded debt securities. The Fund primarily invests in corporate, U.S. Government agency and mortgage-backed securities, which yield more than U.S. Treasury issues. The Fund's strategy focuses on tightly structured U.S. Government agency mortgage-backed securities, which are normally less volatile than other securities of similar maturity. Over the 12-month period, the yield on two-year Treasury issues increased from 1.60% to 1.82%. Mortgage securities held by the Fund underperformed the Index as homeowners refinanced existing mortgages throughout the year. The Fund's return was 1.7% for the twelve months ended December 31, 2003, compared to the Salomon Brothers 1-3 Year Bond Index that returned 2.9% for the same period.

                         GROWTH OF A $10,000 INVESTMENT

  [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

  Dates                       Short Term Bond                         Sal Br.1-3
  -----                       ---------------                         ----------
12/31/1993                         10,000                               10,000
12/31/1994                         10,145                               10,060
12/31/1995                         10,930                               11,156
12/31/1996                         11,470                               11,732
12/31/1997                         12,162                               12,514
12/31/1998                         12,851                               13,386
12/31/1999                         13,397                               13,825
12/31/2000                         14,440                               14,952
12/31/2001                         15,515                               16,272
12/31/2002                         16,298                               17,284
12/31/2003                         16,582                               17,782

-------------------------------------------------------------------
                        Short-Term Bond Fund
                        --------------------
                                                   Total Return
Period                        Growth          ---------------------
Ended                          of             Cumu-         Average
12/31/03                     $10,000          lative        Annual
-------------------------------------------------------------------
1 Year                       $10,174            1.7%          1.7%
5 Years                      $12,903           29.0%          5.2%
10 Years                     $16,582           65.8%          5.2%
-------------------------------------------------------------------

-------------------------------------------------------------------
                 Salomon Bros. 1-3 Year Bond Index
                 ---------------------------------
                                                   Total Return
Period                        Growth          ---------------------
Ended                          of             Cumu-         Average
12/31/03                     $10,000          lative        Annual
-------------------------------------------------------------------
1 Year                       $10,288            2.9%          2.9%
5 Years                      $13,283           32.8%          5.8%
10 Years                     $17,781           77.8%          5.8%
-------------------------------------------------------------------

      The line representing the performance return of the Short-Term Bond Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not.

                               MID-TERM BOND FUND

      The Mid-Term Bond Fund seeks a high level of return consistent with the preservation of capital through investment in publicly traded debt securities. The Fund primarily invests in corporate U.S. Government agency, and mortgage-backed securities, which yield more than U.S. Treasury issues. Corporate spreads against Treasuries narrowed considerably during 2003, enabling them to outperform the Fund's holdings of mortgage-backed issues. For the twelve-months ended December 31, 2003, the Fund returned 2.8% compared to the Salomon Bros. 3-7 Year Bond Index, which returned 5.0%.

                         GROWTH OF A $10,000 INVESTMENT

  [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

  Dates                         Mid Term Bond                         Sal Br.3-7
  -----                         -------------                         ----------
12/31/1993                         10,000                               10,000
12/31/1994                          9,653                                9,733
12/31/1995                         11,226                               11,376
12/31/1996                         11,662                               11,816
12/31/1997                         12,519                               12,793
12/31/1998                         13,314                               13,933
12/31/1999                         13,498                               13,932
12/31/2000                         14,152                               15,414
12/31/2001                         15,629                               16,871
12/31/2002                         17,138                               18,723
12/31/2003                         17,612                               19,665

-------------------------------------------------------------------
                         Mid-Term Bond Fund
                         ------------------
                                                   Total Return
Period                        Growth          ---------------------
Ended                          of             Cumu-         Average
12/31/03                     $10,000          lative        Annual
-------------------------------------------------------------------
1 Year                       $10,276            2.8%          2.8%
5 Years                      $13,228           32.3%          5.8%
10 Years                     $17,612           76.1%          5.8%
-------------------------------------------------------------------

-------------------------------------------------------------------
                 Salomon Bros. 3-7 Year Bond Index
                 ---------------------------------
                                                   Total Return
Period                        Growth          ---------------------
Ended                          of             Cumu-         Average
12/31/03                     $10,000          lative        Annual
-------------------------------------------------------------------
1 Year                       $10,503            5.0%          5.0%
5 Years                      $14,113           41.1%          7.1%
10 Years                     $19,664           96.6%          7.1%
-------------------------------------------------------------------

      The line representing the performance return of the Mid-Term Bond Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not.

                                 COMPOSITE FUND

      The Composite Fund seeks appreciation and current income by investing in a diversified portfolio of common stocks and fixed income securities. The equity portion of the Fund invests in stocks within the S&P 500 Index. Approximately 25 of the largest stocks by market capitalization will have representation in the Fund. The Fund's equity exposure usually falls between 75-100 companies.

      The S&P 500 came back to life in 2003 following three successive years of declines. This strong performance was driven by surprisingly robust recoveries in both economic growth and corporate earnings. Gross Domestic Product was up 4.3% in 2003 and corporate earnings within the S&P 500 advanced 14% year-over-year. Within the S&P 500 Index, all sectors posted positive returns with the largest contributions to return coming from technology, financials, consumer discretionary and industrials.

      The year 2003 may be viewed as a transition year for the bond market. Although returns were up 4.1% for the year, this performance was less than half that returned in each of the previous three years. The period of Federal Reserve interest rate reductions seems to have ended around mid-year as signs that the economy was beginning to gain traction became more apparent. In response, long-term rates rose as bond prices declined, thus constraining total return. However, short-rates have remained low as the Fed seems to wait for definitive signs that the recovery is self-sustaining before beginning to raise them.

      For the twelve months ended December 31, 2003, the Lehman Brothers Aggregate Bond Index returned 4.1% and the S&P 500 Index returned 28.7%. The Composite Fund returned 18.2%.

                         GROWTH OF A $10,000 INVESTMENT

  [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

  Dates           Composite Fund    Lehman ABGI     S & P 500    Sal 3 Mo T Bill
  -----           --------------    -----------     ---------    ---------------
12/31/1993           10,000            10,000         10,000          10,000
12/31/1994            9,693             9,708         10,132          10,424
12/31/1995           11,816            11,501         13,940          11,023
12/31/1996           13,221            11,917         17,146          11,603
12/31/1997           15,562            13,070         22,867          12,212
12/31/1998           17,812            14,203         29,399          12,828
12/31/1999           20,517            14,085         35,585          13,436
12/31/2000           20,407            15,724         32,343          14,237
12/31/2001           18,163            17,048         28,501          14,819
12/31/2002           16,800            18,798         22,202          15,071
12/31/2003           19,863            19,571         28,572          15,233

-------------------------------------------------------------------
                           Composite Fund
                           --------------
                                                   Total Return
Period                        Growth          ---------------------
Ended                          of             Cumu-         Average
12/31/03                     $10,000          lative        Annual
-------------------------------------------------------------------
1 Year                       $11,823           18.2%         18.2%
5 Years                      $11,151           11.5%          2.2%
 10 Years                    $19,863           98.6%          7.1%
-------------------------------------------------------------------

-------------------------------------------------------------------
                          S & P 500 Index
                          ---------------
                                                   Total Return
Period                        Growth          ---------------------
Ended                          of             Cumu-         Average
12/31/03                     $10,000          lative        Annual
-------------------------------------------------------------------
1 Year                       $12,869           28.7%         28.7%
5 Years                       $9,718           -2.8%         -0.6%
10 Years                     $28,572          185.7%         11.1%
-------------------------------------------------------------------

-------------------------------------------------------------------
                 Lehman Bros. Aggregate Bond Index
                 ---------------------------------
                                                   Total Return
Period                        Growth          ---------------------
Ended                          of             Cumu-         Average
12/31/03                     $10,000          lative        Annual
-------------------------------------------------------------------
1 Year                       $10,411            4.1%          4.1%
5 Years                      $13,778           37.8%          6.6%
10 Years                     $19,571           95.7%          6.9%
-------------------------------------------------------------------

-------------------------------------------------------------------
                Salomon Bros. 3 - Month T-Bill Index
                ------------------------------------
                                                   Total Return
Period                        Growth          ---------------------
Ended                          of             Cumu-         Average
12/31/03                     $10,000          lative        Annual
-------------------------------------------------------------------
1 Year                       $10,107            1.1%          1.1%
5 Years                      $11,873           18.7%          3.5%
10 Years                     $15,232           52.3%          4.3%
-------------------------------------------------------------------

      The line representing the performance return of the Composite Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return lines of the Indices do not.

                             AGGRESSIVE EQUITY FUND

      For the twelve months ended December 31, 2003, the Russell 2000(R) Index recorded its best-ever return of 47.3%. Since 1979, the Index has returned over 40% for a one-year period only three times. Small caps have outperformed large caps as measured by either the Russell l000(R) or the S&P 500(R) for five straight years, although there was some evidence that this trend was reversing late in the year. For 2003, the largest sector contributors to return were technology, consumer discretionary, health care and financial services. A dynamic that began early in 2003 continued through December, namely, the strongest performance occurred in the smallest of market caps and/or companies without earnings. Investors appeared to demand less risk premium and drove the prices of these stocks up significantly.

      The objective of the Aggressive Equity Fund is capital appreciation through investing in both growth and value stocks, with the respective weightings to be determined by market conditions. Over the twelve-month period ended December 31, 2003, the Fund returned 39.4% versus the 47.3% return for the Russell 2000 Index(R).

                         GROWTH OF A $10,000 INVESTMENT

  [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

   Dates                     Aggressive Equity                         S & P 500
   -----                     -----------------                         ---------
  5/1/1994                         10,000                                10,000
12/31/1994                         10,597                                 9,845
12/31/1995                         14,640                                12,645
12/31/1996                         18,678                                14,730
12/31/1997                         22,556                                18,024
12/31/1998                         21,395                                17,564
12/31/1999                         30,656                                21,298
12/31/2000                         30,300                                20,653
12/31/2001                         27,082                                21,167
12/31/2002                         21,540                                16,832
12/31/2003                         30,021                                24,785

-------------------------------------------------------------------
                       Aggressive Equity Fund
                       ----------------------
                                                   Total Return
Period                        Growth          ---------------------
Ended                          of             Cumu-         Average
12/31/03                     $10,000          lative        Annual
-------------------------------------------------------------------
1 Year                       $13,937           39.4%         39.4%
5 Years                      $14,032           40.3%          7.0%
Since 5/2/94
 (Inception)                 $30,021          200.2%         12.0%
-------------------------------------------------------------------

-------------------------------------------------------------------
                         Russell 2000 Index
                         ------------------
                                                   Total Return
Period                        Growth          ---------------------
Ended                          of             Cumu-         Average
12/31/03                     $10,000          lative        Annual
-------------------------------------------------------------------
1 Year                       $14,725           47.3%         47.3%
5 Years                      $14,110           41.1%          7.1%
Since 5/2/94
 (Inception)                 $24,785          147.9%          9.8%
-------------------------------------------------------------------

      The line representing the performance return of the Aggressive Equity Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not.

                          CONSERVATIVE ALLOCATION FUND

      The Conservative Allocation Fund invests in the equity Funds and the fixed income Funds of the Investment Company. The Fund's target allocation is approximately 75% of net assets in fixed income Funds and 25% of net assets in equity Funds. The Fund seeks to maintain approximately 30% of its net assets in the Bond Fund, 30% in the Mid-Term Bond Fund, 15% in the Short-Term Bond Fund and 25% in the Equity Index Fund respectively.

      The objective of the Conservative Allocation Fund is current income and, to a lesser extent, capital appreciation. Performance for the Fund is compared to the S&P 500 Index and the Lehman Aggregate Bond Index. Since the Fund began its operations May 20, 2003 no graphic depiction is being presented at this time.

                            MODERATE ALLOCATION FUND

      The Moderate Allocation Fund invests in the equity and fixed income Funds of the Investment Company. The Fund's target allocation is approximately 50% of net assets in equity Funds and 50% of net assets in fixed income Funds. The Fund seeks to maintain approximately 35% of its net assets in the Equity Index Fund, 15% in the MidCap Equity Index Fund, 30% in the Bond Fund and 20% in the Mid-Term Bond Fund respectively.

      The objective of the Moderate Allocation Fund is capital appreciation and current income. Performance for the Fund is compared to the S&P 500 Index and the Lehman Aggregate Bond Index. Since the Fund began its operations May 20, 2003 no graphic depiction is being presented at this time.

                           AGGRESSIVE ALLOCATION FUND

      The Aggressive Allocation Fund invests in the equity and fixed income Funds of the Investment Company. The Fund's target allocation is approximately 75% of net assets in equity Funds and 25% of net assets in fixed income Funds. The Fund seeks to maintain approximately 45% of its net assets in the Equity Index Fund, 20% in the MidCap Equity Index Fund, 10% in the Aggressive Equity Fund and 25% in the Bond Fund respectively.

      The objective of the Aggressive Allocation Fund is capital appreciation and to a lesser extent current income. Performance for the Fund is compared to the S&P 500 Index and the Lehman Aggregate Bond Index. Since the Fund began its operations May 20, 2003 no graphic depiction is being presented at this time.

          MUTUAL OF AMERICA INVESTMENT CORPORATION (MONEY MARKET FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 2003

                                                                                                          Face
                                                              Rating*       Rate             Maturity    Amount             Value
                                                              -------       ----             --------  -----------       -----------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES
DISCOUNT NOTES (80.3%)
    FHLB ......................................                 AAA         1.05%            01/16/04  $ 1,700,000       $ 1,699,255
    FHLB ......................................                 AAA         1.05             01/23/04    4,115,000         4,112,356
    FHLB ......................................                 AAA         1.06             01/28/04    1,000,000           999,204
    FHLB ......................................                 AAA         1.03             02/18/04    4,595,000         4,588,702
    FHLMC .....................................                 AAA         1.07             01/15/04      500,000           499,792
    FHLMC .....................................                 AAA         1.06             01/20/04    2,187,000         2,185,781
    FHLMC .....................................                 AAA         1.07             01/20/04    1,063,000         1,062,402
    FHLMC .....................................                 AAA         1.06             01/21/04    3,500,000         3,497,927
    FHLMC .....................................                 AAA         1.06             01/22/04    3,338,000         3,335,933
    FHLMC .....................................                 AAA         1.06             01/29/04      523,000           522,568
    FHLMC .....................................                 AAA         1.06             02/02/04    4,745,000         4,740,525
    FHLMC .....................................                 AAA         1.07             02/05/04    1,412,000         1,410,530
    FHLMC .....................................                 AAA         1.05             02/19/04    2,683,000         2,679,192
    FHLMC .....................................                 AAA         1.04             03/18/04      600,000           598,630
    FNMA ......................................                 AAA         0.69             01/02/04      527,000           526,990
    FNMA ......................................                 AAA         1.05             01/02/04    1,944,000         1,943,944
    FNMA ......................................                 AAA         1.06             01/02/04    1,075,000         1,074,969
    FNMA ......................................                 AAA         1.06             01/05/04      743,000           742,913
    FNMA ......................................                 AAA         1.06             01/14/04    2,972,000         2,970,862
    FNMA ......................................                 AAA         1.06             01/20/04      808,000           807,547
    FNMA ......................................                 AAA         1.06             01/21/04    3,044,000         3,042,204
    FNMA ......................................                 AAA         1.06             01/28/04    1,100,000         1,099,120
    FNMA ......................................                 AAA         1.06             02/02/04    3,645,000         3,641,563
    FNMA ......................................                 AAA         1.05             02/04/04    3,241,000         3,237,803
    FNMA ......................................                 AAA         1.06             02/23/04    4,051,000         4,044,674
    FNMA ......................................                 AAA         1.04             02/24/04    1,200,000         1,198,136
    FNMA ......................................                 AAA         1.04             02/25/04    2,418,000         2,414,187
    FNMA ......................................                 AAA         1.04             03/24/04      500,000           498,787
                                                                                                                         -----------
                                                                                                                          59,176,496
                                                                                                                         -----------
COMMERCIAL PAPER (19.7%)
    7-Eleven Inc. .............................              A1+/P1         1.06             01/12/04    1,500,000         1,499,514
    7-Eleven Inc. .............................              A1+/P1         1.06             01/16/04      700,000           699,691
    Archer Daniel Midland .....................               A1/P1         1.05             02/26/04      839,000           837,629
    American Express Credit Corp. .............               A1/P1         1.06             02/17/04    2,200,000         2,196,954
    Bemis Co. .................................               A1/P1         1.05             01/23/04    2,200,000         2,198,587
    Du Pont (E.I.) de Nemours .................              A1+/P1         1.05             02/03/04      700,000           699,326
    Du Pont (E.I.) de Nemours .................              A1+/P1         1.05             02/10/04    1,290,000         1,288,494
    General Electric Capital Corp. ............              A1+/P1         1.09             01/05/04    2,200,000         2,199,733
    Kimberly-Clark Worldwide ..................              A1+/P1         1.02             01/28/04    1,445,000         1,443,894
    Nestle Capital Corp. ......................              A1+/P1         1.06             01/06/04      654,000           653,904
    Nestle Capital Corp. ......................              A1+/P1         1.10             02/09/04      400,000           399,523
    Pfizer, Inc. ..............................              A1+/P1         1.04             02/02/04      431,000           430,601
                                                                                                                         -----------
                                                                                                                          14,547,850
                                                                                                                         -----------
TOTAL INVESTMENTS
    (Cost: $73,724,395) 100.0%....................................................................................       $73,724,346
                                                                                                                         ===========

----------
* The ratings are provided by Standard & Poor's Corporation/Moody's Investor Service, Inc.

Abbreviations: FHLB = Federal Home Loan Bank
               FHLMC = Federal Home Loan Mortgage Corporation
               FNMA = Federal National Mortgage Association

   The accompanying notes are an integral part of these financial statements.

           MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 2003

                                                         Shares         Value
                                                         ------      -----------
INDEXED ASSETS:
COMMON STOCKS
BASIC MATERIALS (1.8%)
   Air Products & Chemicals, Inc. ............            6,265      $   330,980
   Alcoa, Inc. ...............................           23,855          906,490
   Allegheny Technologies, Inc. ..............            2,223           29,388
   Ball Corp. ................................            1,554           92,572
   Bemis Co. .................................            1,464           73,200
   Dow Chemical Co. ..........................           25,376        1,054,880
   Du Pont (E.I.) de Nemours & Co. ...........           27,478        1,260,965
   Eastman Chemical Co. ......................            2,133           84,317
   Ecolab, Inc. ..............................            7,103          194,409
   Engelhard Corp. ...........................            3,458          103,567
   Freeport-McMoran Copper Cl B ..............            5,019          211,450
   Georgia-Pacific (Timber Group) ............            7,006          214,874
   Great Lakes Chemical Corp. ................            1,395           37,930
   Hercules, Inc.* ...........................            3,057           37,295
   International Paper Co. ...................           13,245          570,992
   Intl. Flavors & Fragrances ................            2,582           90,163
   Louisiana-Pacific Corp.* ..................            2,919           52,192
   MeadWestvaco Corp. ........................            5,529          164,488
   Monsanto Co. ..............................            7,222          207,849
   Newmont Mining Corp. Holding Co. ..........           11,911          578,994
   Nucor Corp. ...............................            2,158          120,848
   PPG Industries, Inc. ......................            4,684          299,870
   Pactiv Corp.* .............................            4,335          103,607
   Phelps Dodge Corp.* .......................            2,463          187,410
   Praxair, Inc. .............................            8,964          342,425
   Rohm & Haas Co. ...........................            6,138          262,154
   Sealed Air Corp.* .........................            2,343          126,850
   Sigma-Aldrich Corp. .......................            1,911          109,271
   Temple-Inland, Inc. .......................            1,496           93,754
   United States Steel Group .................            2,847           99,702
   Vulcan Materials Co. ......................            2,803          133,339
   Weyerhaeuser Co. ..........................            6,060          387,840
   Worthington Industries, Inc. ..............            2,373           42,785
                                                                     -----------
                                                                       8,606,850
                                                                     -----------
CONSUMER, CYCLICAL (6.5%)
   eBay, Inc.* ...............................           17,808        1,150,219
   American Greetings Corp. Cl A* ............            1,832           40,066
   AutoZone, Inc.* ...........................            2,447          208,509
   Autonation, Inc* ..........................            7,583          139,300
   Bed Bath & Beyond, Inc.* ..................            8,163          353,866
   Best Buy Co., Inc. ........................            8,921          466,033
   Big Lots, Inc.* ...........................            3,222           45,785
   Black & Decker Corp. ......................            2,143          105,693
   Boise Cascade Corp. .......................            2,384           78,338
   Brunswick Corp. ...........................            2,523           80,307
   Carnival Corp. ............................           17,365          689,911
   Centex Corp. ..............................            1,713          184,404
   Circuit City Group, Inc. ..................            5,774           58,491
   Clear Channel Communications ..............           16,969          794,658
   Comcast Corp. Cl A* .......................           62,050        2,034,620
   Cooper Tire & Rubber Co. ..................            2,036           43,530
   Dana Corp. ................................            4,097           75,180
   Darden Restaurants, Inc. ..................            4,545           95,627
   Delphi Corporation ........................           15,445          157,693
   Dillard's, Inc. Cl A ......................            2,296           37,792
   Disney (Walt) Co. .........................           56,384        1,315,439
   Dollar General Corp. ......................            9,290          194,997
   Dow Jones & Co., Inc. .....................            2,249          112,113
   Eastman Kodak Co. .........................            7,900          202,793
   Family Dollar Stores, Inc. ................            4,753          170,538
   Federated Department Stores ...............            4,984          234,896
   Ford Motor Co. ............................           50,476          807,616
   Fortune Brands, Inc. ......................            4,021          287,461
   Gannett Co., Inc. .........................            7,472          666,204
   Gap, Inc. .................................           24,695          573,171
   General Motors Corp. ......................           15,458          825,457
   Genuine Parts Co. .........................            4,796          159,227
   Goodyear Tire & Rubber Co.* ...............            4,833           37,987
   Harley-Davidson, Inc. .....................            8,352          396,971
   Harrah's Entertainment, Inc. ..............            3,045          151,550
   Hasbro, Inc. ..............................            4,810          102,357
   Hilton Hotels Corp. .......................           10,458          179,146
   Home Depot, Inc. ..........................           62,720        2,225,933
   International Game Technology .............            9,544          340,721
   Interpublic Group of Cos., Inc. ...........           11,430          178,308
   Johnson Controls, Inc. ....................            2,490          289,139
   Jones Apparel Group, Inc. .................            3,483          122,706
   KB Home ...................................            1,278           92,681
   Knight-Ridder, Inc. .......................            2,202          170,369
   Kohl's Corp.* .............................            9,373          421,223
   Leggett & Platt ...........................            5,291          114,444
   Limited Brands, Inc. ......................           14,243          256,801
   Liz Claiborne, Inc. .......................            3,008          106,664
   Lowe's Companies, Inc. ....................           21,677        1,200,689
   Marriott International, Inc. ..............            6,374          294,479
   Mattel, Inc. ..............................           11,850          228,350
   May Department Stores Co. .................            7,955          231,252
   Maytag Corp. ..............................            2,165           60,295
   McDonald's Corp. ..........................           34,986          868,702
   McGraw-Hill Cos., Inc. ....................            5,282          369,317
   Meredith Corp. ............................            1,383           67,504
   NIKE, Inc. Cl B ...........................            7,234          495,240
   New York Times Co. Cl A ...................            4,106          196,226
   Newell Rubbermaid, Inc. ...................            7,564          172,232
   Nordstrom, Inc. ...........................            3,789          129,963
   Office Depot, Inc.* .......................            8,632          144,241
   Omnicom Group, Inc. .......................            5,238          457,435
   Penney (J.C.) Co., Inc. ...................            7,526          197,783
   Pulte Homes, Inc. .........................            1,711          160,184
   RadioShack Corp. ..........................            4,524          138,796
   Reebok International, Ltd. ................            1,623           63,816
   Sears Roebuck & Co. .......................            6,997          318,294
   Sherwin-Williams Co. ......................            4,019          139,620
   Snap-On, Inc. .............................            1,606           51,777
   Stanley Works .............................            2,234           84,602
   Staples, Inc.* ............................           13,649          372,618
   Starbucks Corp.* ..........................           10,781          356,420
   Starwood Hotels & Resorts .................            5,575          200,533
   TJX Companies, Inc. .......................           13,874          305,922
   Target Corp. ..............................           25,126          964,838
   Tiffany & Co. .............................            4,042          182,698
   Time Warner, Inc.* ........................          124,649        2,242,436
   Toys R Us, Inc.* ..........................            5,885           74,386
   Tribune Co. ...............................            8,608          444,173
   Tupperware Corp. ..........................            1,611           27,935
   Univision Communications, Inc. ............            8,890          352,844
   V F Corp. .................................            2,979          128,812
   Viacom, Inc. Cl B .........................           48,221        2,140,048
   Visteon Corp. .............................            3,604           37,518
   Wendy's International, Inc. ...............            3,141          123,253
   Whirlpool Corp. ...........................            1,920          139,488
   Yum! Brands, Inc.* ........................            8,109          278,950
                                                                     -----------
                                                                      32,020,603
                                                                     -----------
CONSUMER, NON-CYCLICAL (6.3%)
   Alberto-Culver Co. Cl A ...................            1,620          102,190
   Albertson's, Inc. .........................           10,115          229,105

   The accompanying notes are an integral part of these financial statements.

           MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2003

                                                         Shares         Value
                                                         ------      -----------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
CONSUMER, NON-CYCLICAL (CONTINUED)
   Altria Group, Inc. ........................           55,992      $ 3,047,085
   Anheuser-Busch Cos., Inc. .................           22,460        1,183,193
   Archer-Daniels-Midland Co. ................           17,826          271,312
   Avon Products, Inc. .......................            6,520          440,035
   Brown-Forman Corp. Cl B ...................            1,673          156,342
   CVS Corp. .................................           10,887          393,238
   Campbell Soup Co. .........................           11,312          303,162
   Clorox Co. ................................            5,817          282,474
   Coca-Cola Co. .............................           67,580        3,429,685
   Coca-Cola Enterprises, Inc. ...............           12,540          274,250
   Colgate-Palmolive Co. .....................           14,810          741,241
   ConAgra Foods, Inc. .......................           14,801          390,598
   Coors (Adolph) Co. Cl B ...................            1,003           56,268
   Costco Wholesale Corp.* ...................           12,619          469,174
   General Mills, Inc. .......................           10,292          466,228
   Gillette Co. ..............................           27,890        1,024,400
   Heinz (H.J.) Co. ..........................            9,700          353,371
   Hershey Food Corp. ........................            3,587          276,163
   Kellogg Co. ...............................           11,251          428,438
   Kimberly Clark Corp. ......................           13,906          821,706
   Kroger Co.* ...............................           20,540          380,195
   McCormick & Co., Inc. .....................            3,827          115,193
   Pepsi Bottling Group, Inc. ................            7,244          175,160
   PepsiCo, Inc. .............................           47,325        2,206,292
   Proctor & Gamble Co. ......................           35,746        3,570,310
   RJ Reynolds Tobacco Holdings ..............            2,333          135,664
   Safeway, Inc.* ............................           12,193          267,149
   Sara Lee Corp. ............................           21,786          472,974
   Supervalu, Inc. ...........................            3,696          105,669
   Sysco Corp. ...............................           17,840          664,183
   UST, Inc. .................................            4,572          163,175
   Wal-Mart Stores, Inc. .....................          119,302        6,328,971
   Walgreen Co. ..............................           28,261        1,028,135
   Winn-Dixie Stores, Inc. ...................            3,904           38,845
   Wrigley (Wm.) Jr. Co. .....................            6,196          348,277
                                                                     -----------
                                                                      31,139,850
                                                                     -----------
ENERGY (3.4%)
   Amerada Hess Corp. ........................            2,478          131,755
   Anadarko Petroleum Corp. ..................            6,916          352,785
   Apache Corp. ..............................            4,467          362,274
   Ashland, Inc. .............................            1,891           83,317
   BJ Services Co.* ..........................            4,363          156,632
   Baker Hughes, Inc. ........................            9,231          296,869
   Burlington Resources, Inc. ................            5,476          303,261
   ChevronTexaco Corp. .......................           29,467        2,545,654
   ConocoPhillips ............................           18,767        1,230,552
   Devon Energy Corp. ........................            6,411          367,094
   EOG Resources, Inc. .......................            3,173          146,497
   Exxon Mobil Corp. .........................          182,209        7,470,569
   Halliburton Co. ...........................           12,076          313,976
   Kerr-McGee Corp. ..........................            2,780          129,242
   Marathon Oil Corp. ........................            8,552          282,986
   Nabors Industries, Ltd* ...................            4,041          167,702
   Noble Corporation* ........................            3,688          131,957
   Occidental Petroleum Corp. ................           10,617          448,462
   Rowan Cos., Inc.* .........................            2,593           60,080
   Schlumberger, Ltd. ........................           16,139          883,126
   Sunoco, Inc. ..............................            2,129          108,898
   Transocean, Inc.* .........................            8,818          211,720
   Unocal Corp. ..............................            7,138          262,893
                                                                     -----------
                                                                      16,448,301
                                                                     -----------
FINANCIAL (11.9%)
   Ace, Ltd. .................................            7,693          318,644
   Aflac, Inc. ...............................           14,137          511,477
   Allstate Corp. ............................           19,395          834,373
   AmSouth Bancorporation ....................            9,678          237,111
   Ambac Financial Group, Inc. ...............            2,946          204,423
   American Express Co. ......................           35,458        1,710,139
   American Int'l. Group, Inc. ...............           71,892        4,765,002
   Aon Corp. .................................            8,645          206,961
   Apartment Investment & Mgmt.Co ............            2,597           89,597
   BB & T Corp. ..............................           15,068          582,228
   Bank One Corp. ............................           30,817        1,404,947
   Bank of America Corp. .....................           40,958        3,294,252
   Bank of New York Co., Inc. ................           21,325          706,284
   Bear Stearns Cos., Inc. ...................            2,702          216,025
   Capital One Financial Corp. ...............            6,366          390,172
   Charles Schwab Corp. ......................           37,397          442,780
   Charter One Financial, Inc. ...............            6,137          212,033
   Chubb Corp. ...............................            5,176          352,486
   Cincinnati Financial Corp. ................            4,422          185,193
   Citigroup, Inc. ...........................          142,207        6,902,728
   Comerica, Inc. ............................            4,834          270,994
   Countrywide Financial Corp. ...............            6,299          477,779
   Equity Office Properties ..................           11,020          315,723
   Equity Residential ........................            7,594          224,099
   Fannie Mae ................................           26,785        2,010,482
   Federated Investors, Inc. .................            2,996           87,963
   Fifth Third Bancorp .......................           15,686          927,043
   First Tennessee Natl. Corp. ...............            3,460          152,586
   FleetBoston Financial Corp. ...............           29,071        1,268,949
   Franklin Resources, Inc. ..................            6,919          360,203
   Freddie Mac ...............................           19,178        1,118,461
   Golden West Financial Corp. ...............            4,188          432,160
   Goldman Sachs Group, Inc. .................           13,052        1,288,624
   Hartford Financial Svc. Gp., Inc. .........            7,799          460,375
   Huntington Bancshares, Inc. ...............            6,310          141,975
   J.P. Morgan Chase & Co. ...................           56,243        2,065,805
   Janus Capital Group .......................            6,634          108,864
   Jefferson-Pilot Corp. .....................            3,888          196,927
   John Hancock Financial Services ...........            7,975          299,063
   KeyCorp ...................................           11,554          338,763
   Lehman Brothers Holdings, Inc. ............            7,485          577,992
   Lincoln National Corp. ....................            4,906          198,055
   Loews Corp. ...............................            5,112          252,788
   MBIA, Inc. ................................            3,973          235,321
   MBNA Corp. ................................           35,221          875,242
   MGIC Investment Corp. .....................            2,714          154,535
   Marsh & McLennan Cos., Inc. ...............           14,617          700,008
   Marshall & Ilsley Corp. ...................            6,242          238,757
   Mellon Financial Corp. ....................           11,860          380,825
   Merrill Lynch & Co., Inc. .................           26,059        1,528,360
   MetLife, Inc. .............................           20,955          705,555
   Moody's Corp. .............................            4,102          248,376
   Morgan Stanley ............................           29,856        1,727,767
   National City Corp. .......................           16,758          568,767
   North Fork Bancorp, Inc. ..................            4,181          169,205
   Northern Trust Corp. ......................            6,074          281,955
   PNC Financial Services Group ..............            7,643          418,301
   Plum Creek Timber Co. .....................            5,045          153,620
   Principal Financial Group, Inc. ...........            8,903          294,422
   Progressive Corp. of Ohio .................            5,954          497,695
   Prologis Trust ............................            4,960          159,166
   Providian Financial Corp.* ................            8,001           93,132

   The accompanying notes are an integral part of these financial statements.

           MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2003

                                                         Shares         Value
                                                         ------      -----------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
FINANCIAL (CONTINUED)
   Prudential Financial, Inc. ................           14,900      $   622,373
   Regions Financial Corp. ...................            6,124          227,813
   SLM Corporation ...........................           12,428          468,287
   Safeco Corp. ..............................            3,820          148,713
   Simon Property Group ......................            5,274          244,397
   SouthTrust Corp. ..........................            9,147          299,381
   St. Paul Companies, Inc. ..................            6,289          249,359
   State Street Corp. ........................            9,213          479,813
   Suntrust Banks, Inc. ......................            7,761          554,912
   Synovus Financial Corp. ...................            8,319          240,585
   T. Rowe Price Group, Inc. .................            3,433          162,759
   Torchmark Corp. ...........................            3,120          142,085
   Travelers Property Casualty Co. ...........           27,700          470,069
   UNUM Provident Corp. ......................            8,161          128,699
   US Bancorp ................................           53,169        1,583,373
   Union Planters Corp. ......................            5,198          163,685
   Wachovia Corp. ............................           36,491        1,700,116
   Washington Mutual, Inc. ...................           24,792          994,655
   Wells Fargo & Company .....................           46,643        2,746,806
   XL Capital Limited ........................            3,784          293,449
   Zions Bancorporation ......................            2,477          151,914
                                                                     -----------
                                                                      58,646,780
                                                                     -----------
HEALTHCARE (7.7%)
   Abbott Laboratories .......................           43,096        2,008,274
   Aetna, Inc. ...............................            4,206          284,241
   Allergan, Inc. ............................            3,596          276,209
   Amerisource Bergen Corp. ..................            3,085          173,223
   Amgen, Inc.* ..............................           35,559        2,197,546
   Anthem, Inc.* .............................            3,812          285,900
   Applera Corp.-Applied Biosys ..............            5,735          118,772
   Bard (C.R.), Inc. .........................            1,430          116,188
   Bausch & Lomb, Inc. .......................            1,445           74,996
   Baxter International, Inc. ................           16,824          513,468
   Becton Dickinson & Co. ....................            7,000          287,980
   Biogen Idec, Inc.* ........................            9,031          332,160
   Biomet, Inc. ..............................            7,048          256,618
   Boston Scientific Corp.* ..................           22,581          830,078
   Bristol-Myers Squibb Co. ..................           53,459        1,528,927
   CIGNA Corp. ...............................            3,873          222,698
   Cardinal Health, Inc. .....................           11,935          729,945
   Chiron Corp.* .............................            5,175          294,923
   Express Scripts, Inc.* ....................            2,165          143,821
   Forest Laboratories, Inc.* ................           10,079          622,882
   Genzyme Corp. (Genl. Div.)* ...............            6,179          304,872
   Guidant Corp. .............................            8,325          501,165
   HCA, Inc. .................................           13,659          586,791
   Health Management Associates ..............            6,611          158,664
   Humana, Inc.* .............................            4,441          101,477
   IMS Health, Inc. ..........................            6,601          164,101
   Johnson & Johnson .........................           81,821        4,226,873
   King Pharmaceuticals, Inc.* ...............            6,647          101,433
   Lilly (Eli) & Co. .........................           30,955        2,177,065
   Manor Care, Inc. ..........................            2,457           84,938
   McKesson Corp. ............................            8,033          258,341
   Medco Health Solutions* ...................            7,451          253,259
   Medimmune, Inc.* ..........................            6,824          173,330
   Medtronic, Inc. ...........................           33,412        1,624,157
   Merck & Co., Inc. .........................           61,335        2,833,677
   Millipore Corp.* ..........................            1,345           57,902
   Pfizer, Inc. ..............................          210,375        7,432,549
   Quest Diagnostics, Inc. ...................            2,866          209,533
   Schering-Plough Corp. .....................           40,507          704,417
   St. Jude Medical, Inc.* ...................            4,756          291,781
   Stryker Corp. .............................            5,499          467,470
   Tenet Healthcare Corp.* ...................           12,812          205,633
   UnitedHealth Group, Inc. ..................           16,172          940,887
   Watson Pharmaceuticals, Inc.* .............            2,976          136,896
   Wellpoint Health Networks, Inc. ...........            4,188          406,194
   Wyeth .....................................           36,713        1,558,467
   Zimmer Holdings, Inc.* ....................            6,666          469,286
                                                                     -----------
                                                                      37,730,007
                                                                     -----------
INDUSTRIAL (6.3%)
   3M Company ................................           21,637        1,839,794
   Allied Waste Industries, Inc.* ............            8,827          122,519
   American Power Conversion .................            5,473          133,815
   American Standard Cos., Inc.* .............            2,007          202,105
   Apollo Group, Inc. Cl A* ..................            4,862          330,616
   Avery Dennison Corp. ......................            3,045          170,581
   Block (H. & R.), Inc. .....................            4,915          272,144
   Boeing Co. ................................           23,190          977,227
   Burlington Northern Santa Fe ..............           10,233          331,038
   CSX Corp. .................................            5,900          212,046
   Caterpillar, Inc. .........................            9,572          794,667
   Cendant Corp.* ............................           27,931          622,023
   Cintas Corp. ..............................            4,708          236,012
   Cooper Industries, Ltd.* ..................            2,573          149,054
   Crane Co. .................................            1,638           50,352
   Cummins, Inc. .............................            1,166           57,064
   Danaher Corp. .............................            4,233          388,378
   Deere & Co. ...............................            6,616          430,371
   Delta Air Lines, Inc.* ....................            3,403           40,189
   Deluxe Corp. ..............................            1,393           57,573
   Donnelley (R.R.) & Sons Co. ...............            3,132           94,430
   Dover Corp. ...............................            5,583          221,924
   Eaton Corp. ...............................            2,095          226,218
   Emerson Electric Co. ......................           11,600          751,100
   Equifax, Inc. .............................            3,834           93,933
   FedEx Corp. ...............................            8,223          555,053
   Fluor Corp. ...............................            2,262           89,666
   General Dynamics Corp. ....................            5,451          492,716
   General Electric Co. ......................          276,792        8,575,016
   Goodrich Corporation ......................            3,242           96,255
   Grainger (W.W.), Inc. .....................            2,516          119,233
   Honeywell International, Inc. .............           23,764          794,431
   ITT Industries, Inc. ......................            2,544          188,790
   Illinois Tool Works, Inc. .................            8,494          712,732
   Ingersoll Rand Co.* .......................            4,782          324,602
   Lockheed Martin Corp. .....................           12,429          638,851
   Masco Corp. ...............................           12,767          349,943
   Monster Worldwide, Inc.* ..................            3,109           68,274
   Navistar International Corp.* .............            1,894           90,704
   Norfolk Southern Corp. ....................           10,762          254,521
   Northrop Grumman Corp. ....................            5,048          482,589
   PACCAR, Inc. ..............................            3,217          273,831
   Pall Corp. ................................            3,445           92,429
   Parker Hannifin Corp. .....................            3,269          194,506
   Pitney Bowes, Inc. ........................            6,439          261,552
   Power One, Inc.* ..........................            2,295           24,855
   Raytheon Co. ..............................           11,474          344,679
   Robert Half Intl., Inc.* ..................            4,720          110,165
   Rockwell Automation, Inc. .................            5,139          182,948
   Rockwell Collins ..........................            4,880          146,546
   Ryder System, Inc. ........................            1,768           60,377
   Southwest Airlines Co. ....................           21,700          350,238
   Textron, Inc. .............................            3,750          213,975
   Thomas & Betts Corp. ......................            1,612           36,899

   The accompanying notes are an integral part of these financial statements.

           MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2003

                                                         Shares         Value
                                                         ------      -----------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
INDUSTRIAL (CONTINUED)
   Tyco International, Ltd. ..................           55,108      $ 1,460,362
   Union Pacific Corp. .......................            7,034          488,722
   United Parcel Service Cl B ................           30,991        2,310,379
   United Technologies Corp. .................           12,972        1,229,356
   Waste Management, Inc. ....................           16,056          475,258
                                                                     -----------
                                                                      30,895,626
                                                                     -----------
TECHNOLOGY (10.2%)
   ADC Telecommunications, Inc.* .............           22,187           65,894
   Adobe Systems, Inc. .......................            6,451          253,523
   Advanced Micro Devices, Inc.* .............            9,609          143,173
   Agilent Technologies, Inc.* ...............           13,108          383,277
   Altera Corp.* .............................           10,441          237,010
   Analog Devices, Inc. ......................           10,125          462,205
   Andrew Corp.* .............................            4,233           48,721
   Apple Computer, Inc.* .....................            9,993          213,549
   Applied Materials, Inc.* ..................           45,847        1,029,264
   Applied Micro Circuits Corp.* .............            8,463           50,608
   Autodesk, Inc. ............................            3,076           75,607
   Automatic Data Processing, Inc. ...........           16,387          649,088
   Avaya, Inc.* ..............................           11,487          148,641
   BMC Software, Inc.* .......................            6,237          116,319
   Broadcom Corp. Cl A* ......................            8,348          283,998
   Ciena Corp.* ..............................           13,061           86,724
   Cisco Systems, Inc.* ......................          190,301        4,622,411
   Citrix Systems, Inc.* .....................            4,524           95,954
   Computer Associates Intl., Inc. ...........           15,963          436,428
   Computer Sciences Corp.* ..................            5,164          228,404
   Compuware Corp.* ..........................           10,588           63,952
   Comverse Technology, Inc.* ................            5,316           93,508
   Concord EFS, Inc.* ........................           12,822          190,278
   Convergys Corp.* ..........................            3,943           68,845
   Corning, Inc.* ............................           36,656          382,322
   Dell, Inc.* ...............................           70,582        2,396,965
   EMC Corp.* ................................           66,248          855,924
   Electronic Arts, Inc.* ....................            8,211          392,322
   Electronic Data Systems Corp. .............           13,242          324,959
   First Data Corp. ..........................           20,091          825,539
   Fiserv, Inc.* .............................            5,343          211,102
   Gateway, Inc.* ............................            8,942           41,133
   Hewlett-Packard Co. .......................           84,054        1,930,720
   Intel Corp. ...............................          180,065        5,798,093
   Intl. Business Machines Corp. .............           47,426        4,395,442
   Intuit, Inc.* .............................            5,472          289,524
   JDS Uniphase Corp.* .......................           39,556          144,379
   Jabil Circuit, Inc.* ......................            5,506          155,820
   KLA Tencor Corp.* .........................            5,368          314,941
   LSI Logic Corp.* ..........................           10,449           92,683
   Lexmark Int'l, Inc.* ......................            3,542          278,543
   Linear Technology Corp. ...................            8,612          362,307
   Lucent Technologies* ......................          115,602          328,310
   Maxim Integrated Products, Inc ............            9,058          451,088
   Mercury Interactive Corp.* ................            2,482          120,724
   Micron Technology, Inc.* ..................           16,832          226,727
   Microsoft Corp. ...........................          298,062        8,208,627
   Molex Inc., Cl A ..........................            5,247          183,068
   Motorola, Inc. ............................           64,168          902,844
   NCR Corp.* ................................            2,608          101,190
   NVIDIA Corporation* .......................            4,471          103,951
   National Semiconductor Corp.* .............            5,110          201,385
   Network Appliance, Inc.* ..................            9,511          195,261
   Novell, Inc.* .............................           10,294          108,293
   Novellus Systems, Inc.* ...................            4,199          176,568
   Oracle Corp.* .............................          144,080        1,901,856
   PMC Sierra, Inc.* .........................            4,763           95,974
   Parametric Technology Corp.* ..............            7,340           28,920
   Paychex, Inc. .............................           10,394          386,657
   Peoplesoft, Inc.* .........................           10,336          235,661
   PerkinElmer, Inc. .........................            3,497           59,694
   QLogic Corp.* .............................            2,604          134,366
   Qualcomm, Inc. ............................           22,055        1,189,426
   Sabre Group Holdings, Inc. ................            3,955           85,388
   Sanmina Corp.* ............................           14,261          179,831
   Scientific-Atlanta, Inc. ..................            4,186          114,278
   Siebel Systems, Inc.* .....................           13,670          189,603
   Solectron Corp.* ..........................           23,046          136,202
   Sun Microsystems, Inc.* ...................           90,053          404,338
   Sungard Data Sys. Inc.* ...................            7,920          219,463
   Symantec Corp.* ...........................            8,492          294,248
   Symbol Technologies, Inc. .................            6,356          107,353
   Tektronix, Inc. ...........................            2,331           73,660
   Tellabs, Inc.* ............................           11,502           96,962
   Teradyne, Inc.* ...........................            5,275          134,249
   Texas Instruments, Inc. ...................           47,707        1,401,632
   Thermo Electron Corp.* ....................            4,488          113,098
   Unisys Corp.* .............................            9,108          135,254
   Veritas Software Corp.* ...................           11,787          438,005
   Waters Corp.* .............................            3,347          110,987
   Xerox Corp.* ..............................           21,829          301,240
   Xilinx, Inc.* .............................            9,437          365,589
   Yahoo!, Inc.* .............................           18,120          818,480
                                                                     -----------
                                                                      50,300,549
                                                                     -----------
TELECOMMUNICATIONS (2.0%)
   AT&T Corp. ................................           21,774          442,012
   AT&T Wireless Services.* ..................           74,829          597,884
   Alltel Corp. ..............................            8,603          400,728
   BellSouth Corp. ...........................           50,946        1,441,772
   CenturyTel, Inc. ..........................            3,975          129,665
   Citizens Communications Co.* ..............            7,841           97,385
   Nextel Communications, Inc.* ..............           30,310          850,499
   Qwest Communications Intl.* ...............           48,746          210,583
   SBC Communications, Inc. ..................           91,264        2,379,252
   Sprint Corp. (FON Gp.) ....................           24,919          409,170
   Sprint Corp. (PCS Gp.)* ...................           28,533          160,070
   Verizon Communications ....................           76,126        2,670,500
                                                                     -----------
                                                                       9,789,520
                                                                     -----------
UTILITIES (1.6%)
   AES Corp.* ................................           17,165          162,038
   Allegheny Energy, Inc.* ...................            3,500           44,660
   Ameren Corp. ..............................            4,477          205,942
   American Electric Power, Inc. .............           10,889          332,223
   CINergy Corp. .............................            4,909          190,518
   CMS Energy Corp.* .........................            4,442           37,846
   Calpine Corp.* ............................           11,389           54,781
   Centerpoint Energy, Inc. ..................            8,438           81,764
   Consolidated Edison, Inc. .................            6,215          267,307
   Constellation Energy Group ................            4,611          180,521
   DTE Energy Co. ............................            4,639          182,777
   Dominion Resources, Inc. ..................            8,943          570,832
   Duke Energy Corp. .........................           25,018          511,618
   Dynergy, Inc.* ............................           10,392           44,478

   The accompanying notes are an integral part of these financial statements.

           MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2003

                                                         Shares         Value
                                                         ------      -----------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
UTILITIES (CONTINUED)
   Edison International ......................            8,981     $    196,953
   El Paso Corp. .............................           16,766          137,314
   Entergy Corp. .............................            6,307          360,319
   Exelon Corp. ..............................            9,015          598,235
   FPL Group, Inc. ...........................            5,071          331,745
   FirstEnergy Corp. .........................            9,092          320,038
   Keyspan Corporation .......................            4,385          161,368
   Kinder Morgan, Inc. .......................            3,397          200,763
   NiSource, Inc. ............................            7,235          158,736
   Nicor, Inc. ...............................            1,214           41,325
   PG & E Corp.* .............................           11,433          317,494
   PPL Corporation ...........................            4,888          213,850
   Peoples Energy Corp. ......................            1,014           42,629
   Pinnacle West Capital Corp. ...............            2,516          100,690
   Progress Energy, Inc. .....................            6,756          305,777
   Public Svc. Enterprise Group ..............            6,483          283,955
   Sempra Energy .............................            6,237          187,484
   Southern Co. ..............................           20,184          610,566
   TXU Corp. .................................            8,929          211,796
   Teco Energy, Inc. .........................            5,178           74,615
   Williams Cos., Inc. .......................           14,285          140,279
   Xcel Energy, Inc. .........................           10,994          186,678
                                                                    ------------
                                                                       8,049,914
                                                                    ------------
TOTAL INDEXED ASSETS --
  COMMON STOCKS
   (Cost: $209,803,313) 57.7% ................                      $283,628,000
                                                                    ------------

----------
*     Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

           MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2003

                                                                                                           Face
                                                                           Rate            Maturity       Amount           Value
                                                                           ----            --------     ----------      ------------
INDEXED ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.2%)
    U.S. Treasury Bill(a) .................................                0.90%            01/15/04    $  700,000      $    699,756
    U.S. Treasury Bill(a) .................................                0.94             01/22/04       500,000           499,727
                                                                                                                        ------------
                                                                                                                           1,199,483
                                                                                                                        ------------
U.S. GOVERNMENT AGENCIES (1.8%)
    Federal National Mortgage Association .................                0.69             01/02/04     8,670,000         8,669,834
                                                                                                                        ------------
TOTAL SHORT-TERM DEBT SECURITIES
    (Cost: $9,869,317) 2.0%.......................................................................................         9,869,317
                                                                                                                        ------------
TOTAL INDEXED ASSETS
    (Cost: $219,672,630) 59.7%  ..................................................................................      $293,497,317
                                                                                                                        ------------

----------
FUTURES CONTRACTS OUTSTANDING AS OF December 31, 2003:

                                                                              Expiration        Underlying Face          Unrealized
                                                                                 Date           Amount at Value          Gain/(Loss)
                                                                              ----------        ---------------          -----------
PURCHASED
    36 S&P 500 Stock Index Futures Contracts .....................            March 2004           $9,995,400            $  244,500
                                                                                                   ==========            ==========

Face value of futures purchased and outstanding as a percentage of total investments in securites: 2.0%

----------
(a) This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts.

   The accompanying notes are an integral part of these financial statements.

           MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2003

                                                         Shares         Value
                                                         ------      -----------
ACTIVE ASSETS:
COMMON STOCKS
BASIC MATERIALS (2.3%)
   Alcoa, Inc. ...............................            4,100      $   155,800
   Celanese AG* ..............................           18,490          752,358
   Cleveland-Cliffs, Inc.* ...................           20,470        1,042,947
   Coeur D'Alene Mines Corp.* ................           87,180          503,900
   Cytec Industries, Inc.* ...................           15,320          588,135
   Georgia Gulf Corp. ........................           51,750        1,494,540
   Goldcorp, Inc. ............................            7,280          116,116
   Graftech International, Ltd.* .............           71,380          963,630
   International Paper Co. ...................           22,600          974,286
   Lyondell Petrochemical Co. ................           27,810          471,380
   Monsanto Co. ..............................           34,400          990,032
   Pactiv Corp.* .............................           43,000        1,027,700
   Praxair, Inc. .............................           10,700          408,740
   Steel Dynamics, Inc.* .....................           30,020          690,460
   TETRA Technologies* .......................           31,380          780,107
   Valspar Corp. .............................            9,230          456,147
                                                                     -----------
                                                                      11,416,278
                                                                     -----------
CONSUMER, CYCLICAL (5.6%)
   American Axle & Mfg. Holdings* ............           24,240          979,781
   Borg-Warner, Inc. .........................            9,960          847,297
   Buffalo Wild Wings, Inc.* .................            4,000          103,480
   CBRL Group, Inc. ..........................           18,220          697,097
   Cheesecake Factory, Inc.* .................           16,990          748,070
   Clear Channel Communications ..............           12,200          571,326
   Courier Corp. .............................           11,058          425,412
   Dick's Sporting Goods, Inc.* ..............           17,610          856,903
   Disney (Walt) Co. .........................           43,200        1,007,856
   Ford Motor Co. ............................          114,000        1,824,000
   Gap, Inc. .................................           20,250          470,003
   General Motors Corp. ......................           23,000        1,228,200
   Guitar Center, Inc.* ......................           29,209          953,382
   Hibbett Sporting Goods, Inc.* .............           27,110          807,878
   Hot Topic, Inc.* ..........................           18,015          530,722
   ITT Educational Services, Inc. ............           12,650          594,171
   Jacuzzi Brands, Inc.* .....................           95,730          678,726
   Landry's Restaurant, Inc. .................           62,490        1,607,243
   P.F. Changs China Bistro, Inc.* ...........            9,487          482,699
   Quality Distribution, Inc.* ...............           32,630          639,548
   Rare Hospitality Int'l., Inc.* ............           22,160          541,590
   Red Robin Gourmet Burgers* ................           32,200          981,134
   Redenvelope, Inc.* ........................           54,940          917,498
   The Finish Line Cl A* .....................           27,110          812,487
   The Steak N Shake Company* ................           37,550          670,268
   Time Warner, Inc.* ........................          123,000        2,212,770
   Tribune Co. ...............................           37,000        1,909,200
   West Marine, Inc.* ........................           72,420        2,014,000
   Wet Seal, Inc. Cl A* ......................           52,680          521,005
   XM Satellite Radio Holdings Cl A ..........           24,269          638,032
                                                                     -----------
                                                                      27,271,778
                                                                     -----------
CONSUMER, NON-CYCLICAL (1.0%)
   Anheuser-Busch Cos., Inc. .................           24,750        1,303,830
   Gillette Co. ..............................           40,500        1,487,565
   Jarden Corp.* .............................           54,405        1,487,433
                                                                     -----------
                                                                       4,278,828
                                                                     -----------
ENERGY (2.1%)
   Apache Corp. ..............................            5,717          463,649
   Brigham Exploration Company* ..............           86,800          696,917
   Chesapeake Energy Corp. ...................           34,370          466,745
   ChevronTexaco Corp. .......................           16,950        1,464,311
   Denbury Resources, Inc.* ..................           29,460          409,789
   Exxon Mobil Corp. .........................           15,860          650,260
   Maverick Tube Corp.* ......................           42,930          826,403
   Occidental Petroleum Corp. ................           15,380          649,651
   Patina Oil & Gas Corp. ....................           19,640          962,164
   Pogo Producing Co. ........................            6,390          308,637
   Quicksilver Resources* ....................            8,040          259,692
   Southwestern Energy Co.* ..................           50,580        1,208,862
   Ultra Petroleum Corp.* ....................           26,120          643,074
   Western Gas Resources .....................           32,630        1,541,768
                                                                     -----------
                                                                      10,551,922
                                                                     -----------
FINANCIAL (5.4%)
   Aflac, Inc. ...............................           58,970        2,133,535
   Alabama National Bancorp ..................           16,732          879,267
   American Express Co. ......................            5,080          245,008
   American Int'l. Group, Inc. ...............           65,400        4,334,712
   Bank of America Corp. .....................            6,680          537,272
   Bank of the Ozarks ........................           22,940          516,838
   Charles Schwab Corp. ......................           53,300          631,072
   Cincinnati Financial Corp. ................           32,000        1,340,160
   Citigroup, Inc. ...........................            8,290          402,397
   Comerica, Inc. ............................           13,500          756,810
   Conseco, Inc.* ............................           28,720          626,096
   East West Bancorp, Inc. ...................           21,373        1,147,303
   Huntington Bancshares, Inc. ...............           65,250        1,468,125
   J.P. Morgan Chase & Co. ...................           19,300          708,889
   MBNA Corp. ................................          118,500        2,944,725
   Morgan Stanley ............................           60,750        3,515,603
   PNC Financial Services Group ..............           11,600          634,868
   PrivateBancorp, Inc. ......................           38,563        1,746,518
   SouthTrust Corp. ..........................           15,050          492,587
   Texas Regional Bancshares .................           17,035          630,295
   Wachovia Corp. ............................           10,000          465,900
   Wells Fargo & Company .....................            4,300          253,227
                                                                     -----------
                                                                      26,411,207
                                                                     -----------
HEALTHCARE (3.8%)
   Acusphere, Inc.* ..........................           23,570          206,945
   Alaris Medical Systems, Inc.* .............           35,021          532,669
   Alexion Pharmaceuticals, Inc* .............           23,568          401,127
   Bristol-Myers Squibb Co. ..................           61,850        1,768,910
   Cardinal Health, Inc. .....................           33,900        2,073,324
   Centene Corporation* ......................           19,060          533,871
   Closure Medical Corporation* ..............           12,533          427,250
   Cubist Pharmaceuticals, Inc.* .............           23,373          284,216
   Dendreon Corp.* ...........................           48,687          392,417
   Edwards Lifesciences Corp.* ...............           14,138          425,271
   GTC Biotherapeutics* ......................           70,122          210,261
   IDEXX Laboratories, Inc.* .................            9,855          456,089
   Introgen Therapeutics, Inc.* ..............           34,585          293,281
   Maxim Pharmaceuticals, Inc.* ..............           45,990          409,311
   Medtronic, Inc. ...........................           55,000        2,673,550
   Neurocrine Biosciences, Inc.* .............            3,005          163,893
   Pfizer, Inc. ..............................           65,000        2,296,450
   Pharmaceutical Resources, Inc.* ...........            8,464          551,430
   Select Medical Corp. ......................           73,700        1,199,836
   Shire Pharmaceuticals Group Plc ...........           23,120          671,867
   Staar Surgical Co.* .......................           38,272          430,943
   Telik, Inc.* ..............................           18,062          415,426
   Vicuron Pharmaceuticals, Inc.* ............           15,915          296,815
   VistaCare, Inc. Cl A* .....................           33,630        1,175,032
   Vital Images, Inc.* .......................           31,887          569,502
                                                                     -----------
                                                                      18,859,686
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

           MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2003

                                                         Shares         Value
                                                         ------     ------------
ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
INDUSTRIAL (5.8%)
   3M Company ................................            4,600     $    391,138
   AGCO Corp.* ...............................           33,910          682,947
   Actuant Corp. Cl A* .......................           34,830        1,260,846
   Ametek, Inc. ..............................           13,410          647,167
   Applied Industrial Tech, Inc. .............           30,460          726,776
   Aspect Communications, Inc.* ..............           36,080          568,621
   Asyst Technologies, Inc.* .................           15,380          266,843
   Benchmark Electronics* ....................           18,933          659,058
   Boeing Co. ................................           38,400        1,618,176
   Buckeye Technologies, Inc.* ...............           55,410          556,871
   Cendant Corp.* ............................           48,300        1,075,641
   Clarcor, Inc. .............................           27,639        1,218,880
   Cymer, Inc.* ..............................            8,800          406,472
   Electro Scientific Inds., Inc.* ...........           26,110          621,418
   Esterline Technologies* ...................           30,450          812,102
   Graco, Inc. ...............................           17,770          712,577
   Jacobs Engineering Group, Inc. ............           15,916          764,127
   Joy Global, Inc. ..........................           36,980          967,027
   Kirby Corp.* ..............................           43,063        1,502,037
   Magma Design Automation* ..................           64,041        1,494,717
   Moog, Inc. Cl A* ..........................           12,430          614,042
   Mykrolis Corp* ............................           41,720          670,858
   NN, Inc. ..................................           42,850          538,196
   Northrop Grumman Corp. ....................           12,800        1,223,680
   Precision Castparts Corp. .................           18,150          824,192
   Roper Industries, Inc. ....................           13,920          685,699
   Shaw Group, Inc.* .........................           54,390          740,792
   TTM Technologies* .........................           52,900          892,952
   UTI Worldwide, Inc.* ......................           25,140          950,543
   Union Pacific Corp. .......................           29,320        2,037,154
   United Parcel Service Cl B ................            3,500          260,925
   Wabash National Corp.* ....................           25,410          744,513
   York International Corp. ..................           40,270        1,481,936
                                                                    ------------
                                                                      28,618,923
                                                                    ------------
TECHNOLOGY (11.3%)
   ASE Test Limited* .........................           52,060          779,337
   Agilent Technologies, Inc.* ...............           68,500        2,002,939
   Altiris, Inc.* ............................           28,060        1,023,628
   Applied Materials, Inc.* ..................          158,000        3,547,099
   Ascential Software Corp.* .................           36,800          954,223
   Axcelis Technology* .......................           30,500          311,710
   Brocade Communication Sys.* ...............          125,000          722,499
   Chordiant Software, Inc.* .................          105,510          575,029
   Cisco Systems, Inc.* ......................          143,500        3,485,614
   Corning, Inc.* ............................          120,000        1,251,599
   Cray, Inc.* ...............................           47,672          473,382
   Cypress Semiconductor Corp.* ..............           24,669          526,929
   Dell, Inc.* ...............................           68,000        2,309,279
   EMC Corp.* ................................          185,000        2,390,199
   Embarcardero Technologies, Inc. ...........           35,530          566,703
   Emulex Corp.* .............................           25,700          685,676
   Fairchild Semiconductor Intl.* ............           38,681          965,865
   Integrated Device Tech., Inc.* ............           41,940          720,110
   Integrated Silicon Solution* ..............           54,220          849,627
   International Rectifier* ..................           26,637        1,316,134
   Intersil Corp. Cl A .......................           40,000          994,000
   Juniper Networks, Inc.* ...................          175,000        3,269,000
   Kulicke and Soffa Industries* .............           16,240          233,531
   LTX Corp.* ................................           26,840          403,405
   Lecroy Corp.* .............................           13,680          247,334
   Linear Technology Corp. ...................           86,000        3,618,020
   Mapinfo Corp.* ............................           45,280          456,875
   Mastec, Inc.* .............................           51,700          765,677
   Maxim Integrated Products, Inc. ...........           75,000        3,735,000
   Microsoft Corp. ...........................           90,000        2,478,600
   Mindspeed Technologies* ...................          158,240        1,083,944
   Nortel Networks Corp.* ....................          150,000          634,500
   Power Integrations, Inc.* .................           18,980          635,071
   Quest Software, Inc.* .....................           59,320          842,344
   SONUS Networks, Inc.* .....................           54,927          414,150
   Semtech Corp.* ............................           33,880          770,092
   Silicon Storage Technology* ...............           56,190          618,090
   Technitrol, Inc.* .........................           29,970          621,578
   Varian Semiconductor Equip.* ..............            8,810          384,909
   Veritas Software Corp.* ...................           71,000        2,638,360
   Websense, Inc.* ...........................           33,740          986,558
   Xilinx, Inc.* .............................           92,000        3,564,080
   Zebra Technologies Cl A* ..................           12,860          852,747
                                                                    ------------
                                                                      55,705,446
                                                                    ------------
TELECOMMUNICATIONS (0.8%)
   BellSouth Corp. ...........................           42,800        1,211,240
   CenturyTel, Inc. ..........................           26,670          869,975
   Citizens Communications Co.* ..............           61,500          763,830
   Nextel Communications, Inc.* ..............            4,130          115,888
   SpectraLink Corporation ...................           41,980          804,757
                                                                    ------------
                                                                       3,765,690
                                                                    ------------
UTILITIES (1.0%)
   CINergy Corp. .............................           44,920        1,743,345
   Energen Corp. .............................           21,750          892,403
   Equitable Resources, Inc. .................            4,160          178,547
   Exelon Corp. ..............................           20,400        1,353,744
   Williams Cos., Inc. .......................           84,760          832,343
                                                                    ------------
                                                                       5,000,382
                                                                    ------------
TOTAL ACTIVE ASSETS -- COMMON STOCKS
   (Cost: $162,775,779) 39.1% ................                      $191,880,140
                                                                    ------------

----------
*     Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

           MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2003

                                                                                                        Face
                                                                         Rate       Maturity            Amount             Value
                                                                         ----       --------          ----------        ------------
ACTIVE ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (1.1%)
    Federal National Mortgage Association .................              0.69%      01/02/04          $5,280,000        $  5,279,899
                                                                                                                        ------------
TOTAL SHORT-TERM DEBT SECURITIES
    (Cost: $5,279,899) 1.1%.....................................................................................           5,279,899
                                                                                                                        ------------
TOTAL ACTIVE ASSETS
    (Cost:  $168,055,678) 40.2%.................................................................................         197,160,039
                                                                                                                        ------------
TEMPORARY CASH INVESTMENTS
    (Cost:  $404,100) 0.1%**....................................................................................             404,100
                                                                                                                        ------------
TOTAL INVESTMENTS
    (Cost: $388,132,408) 100.0%.................................................................................        $491,061,456
                                                                                                                        ============

----------
** The fund has an arrangement with its custodian bank, JP Morgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund's name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at December 31, 2003 was 0.44%.

   The accompanying notes are an integral part of these financial statements.

          MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 2003

                                                         Shares         Value
                                                         ------      -----------
COMMON STOCKS:
BASIC MATERIALS (2.9%)
   Air Products & Chemicals, Inc. ............           13,070      $   690,488
   Alcoa, Inc. ...............................           49,765        1,891,070
   Allegheny Technologies, Inc. ..............            4,638           61,314
   Ball Corp. ................................            3,241          193,066
   Bemis Co. .................................            3,055          152,750
   Dow Chemical Co. ..........................           52,939        2,200,674
   Du Pont (E.I.) de Nemours & Co. ...........           57,323        2,630,552
   Eastman Chemical Co. ......................            4,449          175,869
   Ecolab, Inc. ..............................           14,817          405,541
   Engelhard Corp. ...........................            7,215          216,089
   Freeport-McMoran Copper Cl B ..............           10,475          441,312
   Georgia-Pacific (Timber Group) ............           14,615          448,242
   Great Lakes Chemical Corp. ................            2,910           79,123
   Hercules, Inc.* ...........................            6,378           77,812
   International Paper Co. ...................           27,631        1,191,172
   Intl. Flavors & Fragrances ................            5,386          188,079
   Louisiana-Pacific Corp.* ..................            6,090          108,889
   MeadWestvaco Corp. ........................           11,534          343,137
   Monsanto Co. ..............................           15,067          433,628
   Newmont Mining Corp. Holding Co. ..........           24,848        1,207,861
   Nucor Corp. ...............................            4,502          252,112
   PPG Industries, Inc. ......................            9,772          625,603
   Pactiv Corp.* .............................            9,043          216,128
   Phelps Dodge Corp.* .......................            5,138          390,950
   Praxair, Inc. .............................           18,700          714,340
   Rohm & Haas Co. ...........................           12,805          546,902
   Sealed Air Corp.* .........................            4,887          264,582
   Sigma-Aldrich Corp. .......................            3,988          228,034
   Temple-Inland, Inc. .......................            3,121          195,593
   United States Steel Group .................            5,939          207,984
   Vulcan Materials Co. ......................            5,849          278,237
   Weyerhaeuser Co. ..........................           12,641          809,024
   Worthington Industries, Inc. ..............            4,951           89,267
                                                                     -----------
                                                                      17,955,424
                                                                     -----------
CONSUMER, CYCLICAL (10.8%)
   eBay, Inc.* ...............................           37,150        2,399,519
   American Greetings Corp. Cl A* ............            3,822           83,587
   AutoZone, Inc.* ...........................            5,105          434,997
   Autonation, Inc.* .........................           15,819          290,595
   Bed Bath & Beyond, Inc.* ..................           17,029          738,207
   Best Buy Co., Inc. ........................           18,611          972,239
   Big Lots, Inc.* ...........................            6,722           95,520
   Black & Decker Corp. ......................            4,471          220,510
   Boise Cascade Corp. .......................            4,973          163,413
   Brunswick Corp. ...........................            5,263          167,521
   Carnival Corp. ............................           36,226        1,439,259
   Centex Corp. ..............................            3,575          384,849
   Circuit City Group, Inc. ..................           12,046          122,026
   Clear Channel Communications ..............           35,401        1,657,829
   Comcast Corp. Cl A* .......................          129,448        4,244,600
   Cooper Tire & Rubber Co. ..................            4,247           90,801
   Dana Corp. ................................            8,547          156,837
   Darden Restaurants, Inc. ..................            9,481          199,480
   Delphi Corporation ........................           32,222          328,987
   Dillard's, Inc. Cl A ......................            4,790           78,843
   Disney (Walt) Co. .........................          117,626        2,744,215
   Dollar General Corp. ......................           19,381          406,807
   Dow Jones & Co., Inc. .....................            4,691          233,846
   Eastman Kodak Co. .........................           16,481          423,067
   Family Dollar Stores, Inc. ................            9,916          355,786
   Federated Department Stores ...............           10,397          490,011
   Ford Motor Co. ............................          105,301        1,684,816
   Fortune Brands, Inc. ......................            8,389          599,730
   Gannett Co., Inc. .........................           15,588        1,389,826
   Gap, Inc. .................................           51,518        1,195,733
   General Motors Corp. ......................           32,248        1,722,043
   Genuine Parts Co. .........................           10,005          332,166
   Goodyear Tire & Rubber Co.* ...............           10,083           79,252
   Harley-Davidson, Inc. .....................           17,423          828,115
   Harrah's Entertainment, Inc. ..............            6,353          316,189
   Hasbro, Inc. ..............................           10,034          213,524
   Hilton Hotels Corp. .......................           21,818          373,742
   Home Depot, Inc. ..........................          130,845        4,643,689
   International Game Technology .............           19,911          710,823
   Interpublic Group of Cos.,Inc .............           23,845          371,982
   Johnson Controls, Inc. ....................            5,194          603,127
   Jones Apparel Group, Inc. .................            7,265          255,946
   KB Home ...................................            2,666          193,338
   Knight-Ridder, Inc. .......................            4,595          355,515
   Kohl's Corp.* .............................           19,554          878,757
   Leggett & Platt ...........................           11,038          238,752
   Limited Brands, Inc. ......................           29,714          535,743
   Liz Claiborne, Inc. .......................            6,276          222,547
   Lowe's Companies, Inc. ....................           45,222        2,504,847
   Marriott International, Inc. ..............           13,298          614,368
   Mattel, Inc. ..............................           24,722          476,393
   May Department Stores Co. .................           16,596          482,446
   Maytag Corp. ..............................            4,517          125,798
   McDonald's Corp. ..........................           72,988        1,812,292
   McGraw-Hill Cos., Inc. ....................           11,019          770,448
   Meredith Corp. ............................            2,885          140,817
   NIKE, Inc. Cl B ...........................           15,091        1,033,130
   New York Times Co. Cl A ...................            8,566          409,369
   Newell Rubbermaid, Inc. ...................           15,780          359,311
   Nordstrom, Inc. ...........................            7,904          271,107
   Office Depot, Inc.* .......................           18,008          300,914
   Omnicom Group, Inc. .......................           10,927          954,255
   Penney (J.C.) Co., Inc. ...................           15,701          412,622
   Pulte Homes, Inc. .........................            3,568          334,036
   RadioShack Corp. ..........................            9,438          289,558
   Reebok International, Ltd. ................            3,387          133,177
   Sears Roebuck & Co. .......................           14,597          664,018
   Sherwin-Williams Co. ......................            8,383          291,225
   Snap-On, Inc. .............................            3,351          108,036
   Stanley Works .............................            4,661          176,512
   Staples, Inc.* ............................           28,475          777,367
   Starbucks Corp.* ..........................           22,491          743,552
   Starwood Hotels & Resorts .................           11,631          418,367
   TJX Companies, Inc. .......................           28,943          638,193
   Target Corp. ..............................           52,417        2,012,813
   Tiffany & Co. .............................            8,433          381,172
   Time Warner, Inc.* ........................          260,040        4,678,120
   Toys R Us, Inc.* ..........................           12,277          155,181
   Tribune Co. ...............................           17,957          926,581
   Tupperware Corp. ..........................            3,361           58,280
   Univision Communications, Inc. ............           18,547          736,130
   V F Corp. .................................            6,215          268,737
   Viacom, Inc. Cl B .........................          100,597        4,464,495
   Visteon Corp. .............................            7,518           78,262
   Wendy's International, Inc. ...............            6,552          257,100
   Whirlpool Corp. ...........................            4,006          291,036
   Yum! Brands, Inc.* ........................           16,916          581,910
                                                                     -----------
                                                                      66,800,681
                                                                     -----------
CONSUMER, NON-CYCLICAL (10.5%)
   Alberto-Culver Co. Cl A ...................            3,380          213,210
   Albertson's, Inc. .........................           21,101          477,938
   Altria Group, Inc. ........................          116,810        6,356,800
   Anheuser-Busch Cos., Inc. .................           46,856        2,468,374

   The accompanying notes are an integral part of these financial statements.

          MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2003

                                                         Shares         Value
                                                         ------      -----------
Common Stocks (CONTINUED):
CONSUMER, NON-CYCLICAL (CONTINUED)
   Archer Daniels Midland Co. ................           37,189      $   566,017
   Avon Products, Inc. .......................           13,601          917,931
   Brown-Forman Corp. Cl B ...................            3,490          326,141
   CVS Corp. .................................           22,712          820,357
   Campbell Soup Co. .........................           23,599          632,453
   Clorox Co. ................................           12,136          589,324
   Coca-Cola Co. .............................          140,983        7,154,887
   Coca-Cola Enterprises, Inc. ...............           26,161          572,141
   Colgate-Palmolive Co. .....................           30,896        1,546,345
   ConAgra Foods, Inc. .......................           30,878          814,870
   Coors (Adolph) Co. Cl B ...................            2,093          117,417
   Costco Wholesale Corp.* ...................           26,325          978,764
   General Mills, Inc. .......................           21,472          972,682
   Gillette Co. ..............................           58,183        2,137,062
   Heinz (H.J.) Co. ..........................           20,235          737,161
   Hershey Food Corp. ........................            7,483          576,116
   Kellogg Co. ...............................           23,472          893,814
   Kimberly Clark Corp. ......................           29,011        1,714,260
   Kroger Co.* ...............................           42,850          793,154
   McCormick & Co., Inc. .....................            7,983          240,288
   Pepsi Bottling Group, Inc. ................           15,112          365,408
   PepsiCo, Inc. .............................           98,728        4,602,699
   Proctor & Gamble Co. ......................           74,573        7,448,351
   RJ Reynolds Tobacco Holdings ..............            4,867          283,016
   Safeway, Inc.* ............................           25,436          557,303
   Sara Lee Corp. ............................           45,450          986,720
   Supervalu, Inc. ...........................            7,711          220,457
   Sysco Corp. ...............................           37,217        1,385,589
   UST, Inc. .................................            9,538          340,411
   Wal-Mart Stores, Inc. .....................          248,885       13,203,349
   Walgreen Co. ..............................           58,958        2,144,892
   Winn-Dixie Stores, Inc. ...................            8,145           81,043
   Wrigley (Wm.) Jr. Co. .....................           12,925          726,514
                                                                     -----------
                                                                      64,963,258
                                                                     -----------
ENERGY (5.6%)
   Amerada Hess Corp. ........................            5,169          274,836
   Anadarko Petroleum Corp. ..................           14,429          736,023
   Apache Corp. ..............................            9,319          755,771
   Ashland, Inc. .............................            3,945          173,817
   BJ Services Co.* ..........................            9,103          326,798
   Baker Hughes, Inc. ........................           19,257          619,305
   Burlington Resources, Inc. ................           11,423          632,606
   ChevronTexaco Corp. .......................           61,474        5,310,739
   ConocoPhillips ............................           39,151        2,567,131
   Devon Energy Corp. ........................           13,374          765,795
   EOG Resources, Inc. .......................            6,618          305,553
   Exxon Mobil Corp. .........................          380,121       15,584,961
   Halliburton Co. ...........................           25,193          655,018
   Kerr-McGee Corp. ..........................            5,800          269,642
   Marathon Oil Corp. ........................           17,842          590,392
   Nabors Industries, Ltd* ...................            8,430          349,845
   Noble Corporation* ........................            7,694          275,291
   Occidental Petroleum Corp. ................           22,148          935,532
   Rowan Cos., Inc.* .........................            5,409          125,327
   Schlumberger, Ltd. ........................           33,668        1,842,313
   Sunoco, Inc. ..............................            4,442          227,208
   Transocean, Inc.* .........................           18,397          441,712
   Unocal Corp. ..............................           14,892          548,472
                                                                     -----------
                                                                      34,314,087
                                                                     -----------
FINANCIAL (19.8%)
   Ace, Ltd. .................................           16,049          664,750
   Aflac, Inc. ...............................           29,492        1,067,021
   Allstate Corp. ............................           40,462        1,740,675
   AmSouth Bancorporation ....................           20,190          494,655
   Ambac Financial Group, Inc. ...............            6,145          426,402
   American Express Co. ......................           73,973        3,567,718
   American Int'l. Group, Inc. ...............          149,980        9,940,674
   Aon Corp. .................................           18,035          431,758
   Apartment Investment & Mgmt.Co ............            5,418          186,921
   BB & T Corp. ..............................           31,435        1,214,648
   Bank One Corp. ............................           64,290        2,930,981
   Bank of America Corp. .....................           85,447        6,872,502
   Bank of New York Co., Inc. ................           44,488        1,473,443
   Bear Stearns Cos., Inc. ...................            5,637          450,678
   Capital One Financial Corp. ...............           13,280          813,931
   Charles Schwab Corp. ......................           78,016          923,709
   Charter One Financial, Inc. ...............           12,803          442,344
   Chubb Corp. ...............................           10,799          735,412
   Cincinnati Financial Corp. ................            9,226          386,385
   Citigroup, Inc. ...........................          296,669       14,400,313
   Comerica, Inc. ............................           10,085          565,365
   Countrywide Financial Corp. ...............           13,150          997,427
   Equity Office Properties ..................           22,990          658,664
   Equity Residential ........................           15,841          467,468
   Fannie Mae ................................           55,879        4,194,278
   Federated Investors, Inc. .................            6,249          183,471
   Fifth Third Bancorp .......................           32,723        1,933,929
   First Tennessee Natl. Corp. ...............            7,218          318,314
   FleetBoston Financial Corp. ...............           60,646        2,647,198
   Franklin Resources, Inc. ..................           14,434          751,434
   Freddie Mac ...............................           40,009        2,333,325
   Golden West Financial Corp. ...............            8,737          901,571
   Goldman Sachs Group Inc. ..................           27,228        2,688,220
   Hartford Financial Svc, Gp., Inc. .........           16,269          960,359
   Huntington Bancshares, Inc. ...............           13,163          296,168
   J.P. Morgan Chase & Co. ...................          117,333        4,309,641
   Janus Capital Group .......................           13,841          227,131
   Jefferson-Pilot Corp. .....................            8,112          410,873
   John Hancock Financial Services ...........           16,638          623,925
   KeyCorp ...................................           24,104          706,729
   Lehman Brothers Holdings, Inc. ............           15,615        1,205,790
   Lincoln National Corp. ....................           10,236          413,227
   Loews Corp. ...............................           10,665          527,384
   MBIA, Inc. ................................            8,289          490,957
   MBNA Corp. ................................           73,477        1,825,903
   MGIC Investment Corp. .....................            5,662          322,394
   Marsh & McLennan Cos., Inc. ...............           30,493        1,460,310
   Marshall & Ilsley Corp. ...................           13,022          498,092
   Mellon Financial Corp. ....................           24,742          794,466
   Merrill Lynch & Co., Inc. .................           54,363        3,188,390
   MetLife, Inc. .............................           43,716        1,471,918
   Moody's Corp. .............................            8,557          518,126
   Morgan Stanley ............................           62,284        3,604,375
   National City Corp. .......................           34,960        1,186,542
   North Fork Bancorp, Inc. ..................            8,723          353,020
   Northern Trust Corp. ......................           12,672          588,234
   PNC Financial Services Group ..............           15,945          872,670
   Plum Creek Timber Co. .....................           10,524          320,456
   Principal Financial Group, Inc. ...........           18,573          614,209
   Progressive Corp. of Ohio .................           12,422        1,038,355
   Prologis Trust ............................           10,347          332,035
   Providian Financial Corp.* ................           16,691          194,283
   Prudential Financial, Inc. ................           31,083        1,298,337
   Regions Financial Corp. ...................           12,776          475,267
   SLM Corporation ...........................           25,926          976,892
   Safeco Corp. ..............................            7,969          310,233
   Simon Property Group ......................           11,002          509,833
   SouthTrust Corp. ..........................           19,082          624,554
   St. Paul Companies, Inc. ..................           13,121          520,248

   The accompanying notes are an integral part of these financial statements.

          MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2003

                                                         Shares         Value
                                                         ------      -----------
COMMON STOCKS (CONTINUED):
FINANCIAL (CONTINUED)
   State Street Corp. ........................           19,220      $ 1,000,978
   Suntrust Banks, Inc. ......................           16,190        1,157,585
   Synovus Financial Corp. ...................           17,354          501,878
   T. Rowe Price Group, Inc. .................            7,161          339,503
   Torchmark Corp. ...........................            6,509          296,420
   Travelers Property Casualty Co. ...........           57,786          980,628
   UNUM Provident Corp. ......................           17,026          268,500
   US Bancorp ................................          110,920        3,303,198
   Union Planters Corp. ......................           10,844          341,478
   Wachovia Corp. ............................           76,128        3,546,804
   Washington Mutual, Inc. ...................           51,720        2,075,006
   Wells Fargo & Company .....................           97,306        5,730,350
   XL Capital Limited ........................            7,894          612,180
   Zions Bancorporation ......................            5,168          316,953
                                                                     -----------
                                                                     122,348,371
                                                                     -----------
HEALTHCARE (12.8%)
   Abbott Laboratories .......................           89,906        4,189,620
   Aetna, Inc. ...............................            8,774          592,947
   Allergan, Inc. ............................            7,501          576,152
   Amerisource Bergen Corp. ..................            6,435          361,325
   Amgen, Inc.* ..............................           74,183        4,584,509
   Anthem, Inc.* .............................            7,952          596,400
   Applera Corp.-Applied Biosys ..............           11,963          247,754
   Bard (C.R.), Inc. .........................            2,982          242,288
   Bausch & Lomb, Inc. .......................            3,015          156,479
   Baxter International, Inc. ................           35,098        1,071,191
   Becton Dickinson & Co. ....................           14,604          600,809
   Biogen Idec, Inc.* ........................           18,840          692,935
   Biomet, Inc. ..............................           14,703          535,336
   Boston Scientific Corp.* ..................           47,109        1,731,727
   Bristol-Myers Squibb Co. ..................          111,526        3,189,644
   CIGNA Corp. ...............................            8,079          464,543
   Cardinal Health, Inc. .....................           24,898        1,522,762
   Chiron Corp.* .............................           10,795          615,207
   Express Scripts, Inc.* ....................            4,517          300,064
   Forest Laboratories, Inc.* ................           21,027        1,299,469
   Genzyme Corp. (Genl. Div)* ................           12,890          635,993
   Guidant Corp. .............................           17,368        1,045,554
   HCA, Inc. .................................           28,496        1,224,188
   Health Management Associates ..............           13,791          330,984
   Humana, Inc.* .............................            9,264          211,682
   IMS Health, Inc. ..........................           13,771          342,347
   Johnson & Johnson .........................          170,694        8,818,052
   King Pharmaceuticals Inc.* ................           13,868          211,626
   Lilly (Eli) & Co. .........................           64,577        4,541,700
   Manor Care, Inc. ..........................            5,126          177,206
   McKesson Corp. ............................           16,759          538,969
   Medco Health Solutions* ...................           15,545          528,375
   Medimmune, Inc.* ..........................           14,235          361,569
   Medtronic, Inc. ...........................           69,704        3,388,311
   Merck & Co., Inc. .........................          127,957        5,911,613
   Millipore Corp.* ..........................            2,807          120,841
   Pfizer, Inc. ..............................          438,879       15,505,595
   Quest Diagnostics, Inc. ...................            5,978          437,052
   Schering-Plough Corp. .....................           84,504        1,469,525
   St. Jude Medical, Inc.* ...................            9,922          608,715
   Stryker Corp. .............................           11,472          975,235
   Tenet Healthcare Corp.* ...................           26,729          429,000
   UnitedHealth Group, Inc. ..................           33,737        1,962,819
   Watson Pharmaceuticals, Inc.* .............            6,208          285,568
   Wellpoint Health Networks, Inc. ...........            8,738          847,499
   Wyeth .....................................           76,590        3,251,246
   Zimmer Holdings, Inc.* ....................           13,907          979,053
                                                                     -----------
                                                                      78,711,478
                                                                     -----------
INDUSTRIAL (10.5%)
   3M Company ................................           45,138        3,838,084
   Allied Waste Industries, Inc.* ............           18,415          255,600
   American Power Conversion .................           11,418          279,170
   American Standard Cos., Inc.* .............            4,187          421,631
   Apollo Group, Inc. Cl A* ..................           10,142          689,656
   Avery Dennison Corp. ......................            6,353          355,895
   Block (H. & R.), Inc. .....................           10,253          567,709
   Boeing Co. ................................           48,378        2,038,649
   Burlington Northern Santa Fe ..............           21,348          690,608
   CSX Corp. .................................           12,308          442,350
   Caterpillar, Inc. .........................           19,969        1,657,826
   Cendant Corp.* ............................           58,268        1,297,628
   Cintas Corp. ..............................            9,821          492,327
   Cooper Industries, Ltd.* ..................            5,368          310,968
   Crane Co. .................................            3,417          105,039
   Cummins, Inc. .............................            2,433          119,071
   Danaher Corp. .............................            8,831          810,244
   Deere & Co. ...............................           13,802          897,820
   Delta Air Lines, Inc.* ....................            7,100           83,851
   Deluxe Corp. ..............................            2,907          120,146
   Donnelley (R.R.) & Sons Co. ...............            6,534          197,000
   Dover Corp. ...............................           11,647          462,968
   Eaton Corp. ...............................            4,371          471,981
   Emerson Electric Co. ......................           24,200        1,566,950
   Equifax, Inc. .............................            7,998          195,951
   FedEx Corp. ...............................           17,154        1,157,895
   Fluor Corp. ...............................            4,718          187,022
   General Dynamics Corp. ....................           11,372        1,027,915
   General Electric Co. ......................          577,437       17,888,998
   Goodrich Corporation ......................            6,763          200,793
   Grainger (W.W.), Inc. .....................            5,248          248,703
   Honeywell International, Inc. .............           49,575        1,657,292
   ITT Industries, Inc. ......................            5,306          393,758
   Illinois Tool Works, Inc. .................           17,720        1,486,885
   Ingersoll Rand Co.* .......................            9,977          677,239
   Lockheed Martin Corp. .....................           25,929        1,332,751
   Masco Corp. ...............................           26,635          730,065
   Monster Worldwide, Inc.* ..................            6,485          142,411
   Navistar International Corp.* .............            3,951          189,213
   Norfolk Southern Corp. ....................           22,453          531,013
   Northrop Grumman Corp. ....................           10,532        1,006,859
   PACCAR, Inc. ..............................            6,710          571,155
   Pall Corp. ................................            7,187          192,827
   Parker Hannifin Corp. .....................            6,819          405,731
   Pitney Bowes, Inc. ........................           13,434          545,689
   Power One, Inc.* ..........................            4,789           51,865
   Raytheon Co, ..............................           23,937          719,067
   Robert Half Intl., Inc.* ..................            9,847          229,829
   Rockwell Automation, Inc. .................           10,721          381,668
   Rockwell Collins ..........................           10,180          305,705
   Ryder System, Inc. ........................            3,688          125,945
   Southwest Airlines Co. ....................           45,270          730,658
   Textron, Inc. .............................            7,822          446,323
   Thomas & Betts Corp. ......................            3,362           76,956
   Tyco International, Ltd. ..................          114,965        3,046,573
   Union Pacific Corp. .......................           14,675        1,019,619
   United Parcel Service Cl B ................           64,654        4,819,956
   United Technologies Corp. .................           27,061        2,564,571
   Waste Management, Inc. ....................           33,497          991,511
                                                                     -----------
                                                                      64,453,582
                                                                     -----------
TECHNOLOGY (17.0%)
   ADC Telecommunications, Inc.* .............           46,286          137,469
   Adobe Systems, Inc. .......................           13,458          528,899
   Advanced Micro Devices, Inc.* .............           20,047          298,700

   The accompanying notes are an integral part of these financial statements.

          MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2003

                                                         Shares         Value
                                                         ------      -----------
COMMON STOCKS (CONTINUED):
TECHNOLOGY (CONTINUED)
   Agilent Technologies, Inc.* ...............           27,346      $   799,597
   Altera Corp.* .............................           21,781          494,429
   Analog Devices, Inc. ......................           21,123          964,265
   Andrew Corp.* .............................            8,831          101,645
   Apple Computer, Inc.* .....................           20,847          445,500
   Applied Materials, Inc.* ..................           95,645        2,147,230
   Applied Micro Circuits Corp.* .............           17,655          105,577
   Autodesk, Inc. ............................            6,418          157,754
   Automatic Data Processing, Inc. ...........           34,185        1,354,068
   Avaya, Inc.* ..............................           23,963          310,081
   BMC Software, Inc.* .......................           13,011          242,655
   Broadcom Corp. Cl A* ......................           17,415          592,458
   Ciena Corp.* ..............................           27,247          180,920
   Cisco Systems, Inc.* ......................          397,002        9,643,179
   Citrix Systems, Inc.* .....................            9,438          200,180
   Computer Associates Intl., Inc. ...........           33,302          910,477
   Computer Sciences Corp.* ..................           10,772          476,446
   Compuware Corp.* ..........................           22,088          133,412
   Comverse Technology, Inc.* ................           11,089          195,056
   Concord EFS, Inc.* ........................           26,749          396,955
   Convergys Corp.* ..........................            8,226          143,626
   Corning, Inc.* ............................           76,472          797,603
   Dell Inc.* ................................          147,247        5,000,508
   EMC Corp.* ................................          138,205        1,785,609
   Electronic Arts, Inc.* ....................           17,130          818,471
   Electronic Data Systems Corp. .............           27,625          677,917
   First Data Corp. ..........................           41,913        1,722,205
   Fiserv, Inc.* .............................           11,146          440,378
   Gateway, Inc.* ............................           18,655           85,813
   Hewlett-Packard Co. .......................          175,352        4,027,836
   Intel Corp. ...............................          375,647       12,095,833
   Intl. Business Machines Corp. .............           98,939        9,169,667
   Intuit, Inc.* .............................           11,415          603,968
   JDS Uniphase Corp.* .......................           82,521          301,202
   Jabil Circuit, Inc.* ......................           11,487          325,082
   KLA Tencor Corp.* .........................           11,198          656,987
   LSI Logic Corp.* ..........................           21,799          193,357
   Lexmark Int'l, Inc.* ......................            7,389          581,071
   Linear Technology Corp. ...................           17,966          755,830
   Lucent Technologies* ......................          241,166          684,911
   Maxim Integrated Products, Inc. ...........           18,897          941,071
   Mercury Interactive Corp.* ................            5,178          251,858
   Micron Technology, Inc.* ..................           35,115          472,999
   Microsoft Corp. ...........................          621,811       17,124,672
   Molex Inc., Cl A ..........................           10,947          381,941
   Motorola, Inc. ............................          133,867        1,883,509
   NCR Corp.* ................................            5,440          211,072
   NVIDIA Corporation* .......................            9,326          216,830
   National Semiconductor Corp.* .............           10,661          420,150
   Network Appliance, Inc.* ..................           19,842          407,356
   Novell, Inc.* .............................           21,475          225,917
   Novellus Systems, Inc.* ...................            8,761          368,400
   Oracle Corp.* .............................          300,578        3,967,630
   PMC Sierra, Inc.* .........................            9,936          200,210
   Parametric Technology Corp.* ..............           15,312           60,329
   Paychex, Inc. .............................           21,683          806,608
   Peoplesoft, Inc.* .........................           21,562          491,614
   PerkinElmer, Inc. .........................            7,295          124,526
   QLogic Corp.* .............................            5,432          280,291
   Qualcomm, Inc. ............................           46,011        2,481,373
   Sabre Group Holdings, Inc. ................            8,251          178,139
   Sanmina Corp.* ............................           29,751          375,160
   Scientific-Atlanta, Inc. ..................            8,732          238,384
   Siebel Systems, Inc.* .....................           28,517          395,531
   Solectron Corp.* ..........................           48,077          284,135
   Sun Microsystems, Inc.* ...................          187,867          843,523
   Sungard Data Sys. Inc.* ...................           16,522          457,825
   Symantec Corp.* ...........................           17,716          613,859
   Symbol Technologies, Inc. .................           13,260          223,961
   Tektronix, Inc. ...........................            4,862          153,639
   Tellabs, Inc.* ............................           23,994          202,269
   Teradyne, Inc.* ...........................           11,004          280,052
   Texas Instruments, Inc. ...................           99,526        2,924,074
   Thermo Electron Corp.* ....................            9,364          235,973
   Unisys Corp.* .............................           19,002          282,180
   Veritas Software Corp.* ...................           24,589          913,727
   Waters Corp.* .............................            6,983          231,556
   Xerox Corp.* ..............................           45,539          628,438
   Xilinx, Inc.* .............................           19,687          762,674
   Yahoo!, Inc.* .............................           37,802        1,707,516
                                                                     -----------
                                                                     104,935,797
                                                                     -----------
TELECOMMUNICATIONS (3.3%)
   AT&T Corp. ................................           45,425          922,128
   AT&T Wireless Services* ...................          156,106        1,247,287
   Alltel Corp. ..............................           17,947          835,971
   BellSouth Corp. ...........................          106,283        3,007,809
   CenturyTel, Inc. ..........................            8,293          270,518
   Citizens Communications Co.* ..............           16,358          203,166
   Nextel Communications, Inc.* ..............           63,232        1,774,290
   Qwest Communications Intl.* ...............          101,693          439,314
   SBC Communications, Inc. ..................          190,392        4,963,519
   Sprint Corp. (FON Gp.) ....................           51,985          853,594
   Sprint Corp. (PCS Gp.)* ...................           59,526          333,941
   Verizon Communications ....................          158,813        5,571,160
                                                                     -----------
                                                                      20,422,697
                                                                     -----------
UTILITIES (2.7%)
   AES Corp.* ................................           35,810          338,046
   Allegheny Energy, Inc.* ...................            7,302           93,174
   Ameren Corp. ..............................            9,339          429,594
   American Electric Power, Inc. .............           22,716          693,065
   CINergy Corp. .............................           10,241          397,453
   CMS Energy Corp.* .........................            9,266           78,946
   Calpine Corp.* ............................           23,759          114,281
   Centerpoint Energy, Inc. ..................           17,602          170,563
   Consolidated Edison, Inc. .................           12,966          557,668
   Constellation Energy Group ................            9,620          376,623
   DTE Energy Co. ............................            9,679          381,353
   Dominion Resources, Inc. ..................           18,657        1,190,876
   Duke Energy Corp. .........................           52,191        1,067,306
   Dynergy, Inc.* ............................           21,680           92,790
   Edison International ......................           18,737          410,902
   El Paso Corp. .............................           34,978          286,470
   Entergy Corp. .............................           13,158          751,717
   Exelon Corp. ..............................           18,807        1,248,033
   FPL Group, Inc. ...........................           10,579          692,078
   FirstEnergy Corp. .........................           18,968          667,674
   Keyspan Corporation .......................            9,147          336,610
   Kinder Morgan, Inc. .......................            7,087          418,842
   NiSource, Inc. ............................           15,094          331,162
   Nicor, Inc. ...............................            2,532           86,189
   PG & E Corp.* .............................           23,852          662,370
   PPL Corporation ...........................           10,198          446,163
   Peoples Energy Corp. ......................            2,116           88,957
   Pinnacle West Capital Corp. ...............            5,249          210,065
   Progress Energy, Inc. .....................           14,093          637,849
   Public Svc. Enterprise Group ..............           13,524          592,351
   Sempra Energy .............................           13,011          391,111
   Southern Co. ..............................           42,108        1,273,767

   The accompanying notes are an integral part of these financial statements.

          MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2003

                                                         Shares         Value
                                                         ------     ------------
COMMON STOCKS (CONTINUED):
UTILITIES (CONTINUED)
   TXU Corp. .................................           18,627     $    441,832
   Teco Energy, Inc. .........................           10,801          155,642
   Williams Cos., Inc. .......................           29,800          292,636
   Xcel Energy, Inc. .........................           22,936          389,453
                                                                    ------------
                                                                      16,793,611
                                                                    ------------
TOTAL COMMON STOCKS
   (Cost: $548,879,286) 95.9% ................                      $591,698,986
                                                                    ------------

----------
*     Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

          MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2003

                                                                                                         Face
                                                                         Rate       Maturity            Amount             Value
                                                                         ----       --------          ----------        ------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.3%)
    U.S. Treasury Bill(a) .................................              0.90%      01/15/04          $  200,000        $    199,930
    U.S. Treasury Bill(a) .................................              0.94       01/22/04             500,000             499,727
    U.S. Treasury Bill(a) .................................              0.88       03/04/04           1,000,000             998,506
                                                                                                                        ------------
                                                                                                                           1,698,163
                                                                                                                        ------------
U.S. GOVERNMENT AGENCIES (3.8%)
    Federal National Mortgage Association .................              0.69       01/02/04          23,330,000          23,329,553
                                                                                                                        ------------
TOTAL SHORT-TERM DEBT SECURITIES
    (Cost: $25,027,669) 4.1%....................................................................................          25,027,716
                                                                                                                        ------------
TOTAL INVESTMENTS
    (Cost: $573,906,955) 100.0%.................................................................................        $616,726,702
                                                                                                                        ============

----------
FUTURES CONTRACTS OUTSTANDING AS OF DECEMBER 31, 2003:

                                                                              Expiration        Underlying Face          Unrealized
                                                                                 Date           Amount at Value          Gain/(Loss)
                                                                              ----------        ---------------          -----------
PURCHASED
    90 S&P 500 Stock Index Futures Contracts ......................           March 2004           $24,988,500           $   400,375
                                                                                                   ===========           ===========

Face value of futures purchased and outstanding as a percentage of total investments in securites: 4.1%

----------
(a) This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts.

   The accompanying notes are an integral part of these financial statements.

      MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 2003

                                                         Shares         Value
                                                         ------      -----------
COMMON STOCKS:
BASIC MATERIALS (4.1%)
   Airgas, Inc. ..............................           15,006      $   322,329
   Albemarle Corp. ...........................            8,352          250,309
   Arch Coal, Inc. ...........................           10,690          333,207
   Bowater, Inc. .............................           11,248          520,895
   Cabot Corp. ...............................           12,530          398,955
   Carpenter Technology Corp. ................            4,537          134,159
   Crompton Corp. ............................           22,590          161,970
   Cytec Industries, Inc.* ...................            7,925          304,241
   FMC Corp.* ................................            7,165          244,541
   Ferro Corp. ...............................            8,381          228,047
   Glatfelter ................................            8,886          110,631
   IMC Global, Inc.* .........................           23,369          232,054
   Longview Fibre Co.* .......................           10,370          128,070
   Lubrizol Corp. ............................           10,468          340,419
   Lyondell Petrochemical Co. ................           35,905          608,590
   Martin Marietta Materials, Inc. ...........            9,935          466,647
   Minerals Technologies, Inc. ...............            4,136          245,058
   Olin Corp. ................................           11,907          238,854
   Packaging Corp. of America ................           21,407          467,957
   Peabody Energy Corp. ......................           11,012          459,311
   Potlatch Corp. ............................            5,837          202,952
   Rayonier, Inc. ............................            9,921          411,821
   RPM International, Inc. ...................           23,481          386,497
   Scotts Co. Cl A* ..........................            6,547          387,321
   Sensient Technologies Corp. ...............            9,477          187,360
   Sonoco Products Co. .......................           19,701          485,039
   Valspar Corp. .............................           10,280          508,038
   Wausau-Mosinee Paper Corp. ................           10,468          141,527
                                                                     -----------
                                                                       8,906,799
                                                                     -----------
CONSUMER, CYCLICAL (15.0%)
   99 Cent Only Stores* ......................           14,636          398,538
   Abercrombie & Fitch Co. Cl A* .............           19,633          485,131
   American Eagle Outfitters* ................           14,453          237,029
   Applebees Intl., Inc. .....................           11,162          438,332
   Arvin Meritor, Inc. .......................           13,906          335,413
   Bandag, Inc. ..............................            3,909          161,051
   Barnes & Noble, Inc.* .....................           13,525          444,296
   Belo Corporation ..........................           23,233          658,423
   Blyth, Inc. ...............................            9,243          297,809
   Bob Evans Farms, Inc. .....................            7,099          230,434
   Borders Group, Inc. .......................           15,717          344,517
   Borg-Warner, Inc. .........................            5,569          473,755
   Boyd Gaming Corp. .........................           13,092          211,305
   Brinker International, Inc.* ..............           19,631          650,964
   Caesars Entertainment, Inc.* ..............           61,534          666,413
   Callaway Golf Co. .........................           15,341          258,496
   CarMax, Inc.* .............................           21,041          650,798
   Catalina Marketing Corp.* .................           10,847          218,676
   CBRL Group, Inc. ..........................           10,047          384,398
   Cheesecake Factory, Inc.* .................           10,495          462,095
   Chico's FAS, Inc.* ........................           17,688          653,572
   Claire's Stores, Inc. .....................           19,266          362,971
   Coach, Inc.* ..............................           37,678        1,422,345
   D.R. Horton, Inc. .........................           31,916        1,380,686
   Dollar Tree Stores* .......................           23,369          702,472
   Emmis Communications Cl A* ................           11,109          300,498
   Entercom Communications* ..................           10,432          552,479
   Extended Stay America, Inc. ...............           19,714          285,459
   Furniture Brands Intl., Inc. ..............           11,329          332,280
   Gentex Corp. ..............................           15,576          687,836
   GTECH Holdings Corp. ......................           11,969          592,346
   Harte-Hanks, Inc. .........................           17,745          385,954
   Hovanian Enterprises, Inc.* ...............            6,096          530,718
   International Speedway Corp. ..............           10,805          482,551
   Krispy Kreme Doughnuts, Inc.* .............           12,239          447,947
   Lear Corp. ................................           13,739          842,613
   Lee Enterprises ...........................            9,052          395,120
   Lennar Corp. ..............................           16,003        1,536,288
   Mandalay Resort Group .....................           12,485          558,329
   Media General, Inc. Cl A ..................            4,777          310,983
   Michaels Stores, Inc. .....................           13,604          601,297
   Modine Manufacturing Co. ..................            6,944          187,349
   Mohawk Industries, Inc.* ..................           13,499          952,219
   Neiman-Marcus Group, Inc.* ................            9,933          533,104
   O'Reilly Automotive, Inc.* ................           11,021          422,766
   Outback Steakhouse, Inc. ..................           15,191          671,594
   Payless Shoesource, Inc.* .................           13,817          185,286
   PetSmart, Inc. ............................           29,041          691,176
   Pier 1 Imports, Inc. ......................           18,057          394,726
   Reader's Digest Assn ......................           20,086          294,461
   Rent-A-Center, Inc.* ......................           16,425          490,779
   Ross Stores, Inc. .........................           30,864          815,736
   Ruby Tuesday, Inc. ........................           13,207          376,267
   Saks Incorporated* ........................           27,840          418,714
   Scholastic Corp.* .........................            7,985          271,809
   Six Flags, Inc.* ..........................           18,805          141,414
   Superior Industries Intl ..................            5,431          236,357
   Timberland Company Cl A* ..................            7,109          370,166
   Toll Brothers, Inc.* ......................           14,834          589,800
   Unifi, Inc.* ..............................           10,582           68,254
   Washington Post Co. Cl B ..................            1,935        1,531,359
   Westwood One, Inc.* .......................           20,301          694,497
   Williams-Sonoma, Inc.* ....................           23,708          824,327
                                                                     -----------
                                                                      32,534,777
                                                                     -----------
CONSUMER, NON-CYCLICAL (4.1%)
   BJ's Wholesale Club, Inc.* ................           14,163          325,182
   Church & Dwight ...........................            8,212          325,195
   Constellation Brands, Inc. Cl A ...........           21,348          702,990
   Dean Foods Co.* ...........................           31,679        1,041,289
   Dial Corp. ................................           19,569          557,129
   Energizer Holdings, Inc.* .................           17,164          644,680
   Hormel Foods Corp. ........................           28,128          725,984
   Interstate Bakeries Corp. .................            9,097          129,450
   J.M. Smucker Co. ..........................           10,162          460,237
   Lancaster Colony Corp. ....................            7,261          327,907
   Longs Drug Stores Corp. ...................            7,605          188,148
   PepsiAmericas, Inc. .......................           29,304          501,684
   Ruddick Corp. .............................            9,397          168,206
   Smithfield Foods, Inc.* ...................           22,476          465,253
   Tootsie Roll Inds., Inc. ..................           10,471          376,956
   Tyson Foods, Inc. .........................           71,152          942,052
   Universal Corp. ...........................            5,074          224,119
   Whole Foods Market, Inc. ..................           12,161          816,368
                                                                     -----------
                                                                       8,922,829
                                                                     -----------
ENERGY (5.9%)
   Cooper Cameron Corp.* .....................           10,963          510,876
   ENSCO International, Inc. .................           30,430          826,783
   FMC Technologies, Inc.* ...................           13,448          313,338
   Forest Oil Corp.* .........................           10,840          309,699
   Grant Prideco, Inc.* ......................           24,652          320,969
   Hanover Compressor Co.* ...................           14,941          166,592
   Helmerich & Payne, Inc. ...................           10,171          284,076
   Murphy Oil Corp. ..........................           18,650        1,218,032
   National-Oilwell, Inc.* ...................           17,270          386,157
   Noble Energy, Inc. ........................           11,523          511,967
   Overseas Shipholding Group ................            7,239          246,488
   Patterson UTI Energy, Inc.* ...............           16,430          540,876
   Pioneer Natural Resources Co.* ............           23,964          765,171

   The accompanying notes are an integral part of these financial statements.

      MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2003

                                                         Shares         Value
                                                         ------      -----------
COMMON STOCKS (CONTINUED):
ENERGY (CONTINUED)
   Pogo Producing Co. ........................           12,943      $   625,147
   Pride International, Inc.* ................           27,540          513,346
   Smith International, Inc.* ................           20,328          844,019
   Tidewater, Inc. ...........................           12,299          367,494
   Valero Energy Corp. .......................           24,419        1,131,576
   Varco International, Inc.* ................           19,815          408,783
   Weatherford International, Ltd. ...........           26,420          951,120
   Western Gas Resources .....................            6,749          318,890
   XTO Energy, Inc. ..........................           37,416        1,058,873
                                                                     -----------
                                                                      12,620,272
                                                                     -----------
FINANCIAL (18.4%)
   AMB Property Corp. ........................           16,598          545,742
   Allmerica Financial Corp.* ................           10,768          331,331
   AmerUs Group Co. ..........................            7,954          278,151
   American Financial Group ..................           14,822          392,190
   AmeriCredit Corp.* ........................           31,774          506,160
   Associated Banc-Corp ......................           14,881          634,675
   Astoria Financial Corp. ...................           16,120          599,664
   Bank of Hawaii Corp. ......................           11,355          479,181
   Banknorth Group, Inc. .....................           32,822        1,067,700
   Berkley (W.R.) Corp. ......................           16,930          591,704
   Brown & Brown, Inc. .......................           13,938          454,518
   City National Corp. .......................            9,939          617,411
   Colonial BancGroup, Inc. ..................           25,262          437,538
   Commerce Bancorp, Inc. (N.J.) .............           15,397          811,114
   Compass Bancshares, Inc. ..................           24,715          971,547
   Cullen/Frost Bankers, Inc. ................           10,529          427,162
   E*Trade Financial Corp.* ..................           74,322          940,173
   Eaton Vance Corp. .........................           14,003          513,070
   Edwards (A.G.), Inc. ......................           15,973          578,702
   Everest RE Group* .........................           11,301          956,065
   Fidelity Natl, Finl., Inc. ................           30,100        1,167,278
   First American Corp. ......................           15,884          472,867
   Firstmerit Corp. ..........................           17,172          463,129
   GATX Corp. ................................            9,982          279,296
   Gallagher (Arthur J.) & Co. ...............           18,288          594,177
   Greater Bay Bancorp .......................           10,629          302,714
   Greenpoint Financial Corp. ................           27,075          956,289
   HCC Insurance Holdings, Inc. ..............           12,954          411,937
   Hibernia Corp. Cl A .......................           31,512          740,847
   Highwoods Properties, Inc. ................           10,787          273,990
   Horace Mann Educators Corp. ...............            8,674          121,176
   Hospitality Properties Trust ..............           12,707          524,545
   Independence Community Bank Corp. .........           11,046          397,325
   Indymac Bancorp, Inc. .....................           11,291          336,359
   Investment Technology Grp., Inc. ..........            9,488          153,231
   Investors Financial Services ..............           13,257          509,201
   LaBranche & Co.* ..........................           12,140          141,674
   Legg Mason, Inc. ..........................           13,441        1,037,376
   Leucadia National .........................           14,140          651,854
   Liberty Property Trust ....................           16,267          632,786
   M & T Bank Corp. ..........................           24,371        2,395,669
   MONY Group, Inc.* .........................            9,580          299,758
   Mack-Cali Realty Corp. ....................           11,835          492,573
   Mercantile Bankshares Corp. ...............           16,165          736,801
   Natl. Commerce Financial Corp. ............           41,620        1,135,394
   New Plan Excel Realty Trust ...............           19,840          489,453
   New York Community Bancorp, Inc. ..........           39,088        1,487,298
   Ohio Casualty Corp.* ......................           12,372          214,778
   Old Republic Intl. Corp. ..................           36,810          933,502
   PMI Group, Inc. ...........................           19,280          717,794
   Protective Life Corp. .....................           13,992          473,489
   Provident Financial Group .................            9,928          317,200
   Radian Group, Inc. ........................           19,064          929,370
   Raymond James Financial, Inc. .............            9,873          372,212
   SEI Investments ...........................           21,405          652,210
   Silicon Valley Bancshares* ................            7,051          254,330
   Sovereign Bancorp, Inc. ...................           59,393        1,410,584
   StanCorp Financial Group, Inc. ............            5,927          372,690
   TCF Financial .............................           14,404          739,645
   United Dominion Realty Trust, Inc. ........           25,773          494,842
   Unitrin, Inc. .............................           13,720          568,145
   Waddell & Reed Financial, Inc. ............           16,725          392,369
   Washington Federal, Inc. ..................           14,154          401,974
   Webster Financial Corp. ...................            9,262          424,755
   Westamerica Bancorp .......................            6,630          329,511
   Wilmington Trust Corp. ....................           13,399          482,364
                                                                     -----------
                                                                      39,820,559
                                                                     -----------
HEALTHCARE (11.2%)
   Advance PCS* ..............................           18,855          995,355
   Apogent Technologies, Inc.* ...............           18,367          423,176
   Apria Healthcare Group, Inc.* .............           10,362          295,006
   Barr Pharmaceuticals, Inc.* ...............           13,646        1,050,060
   Beckman Coulter, Inc. .....................           12,520          636,392
   Charles River Laboratories, Inc. ..........            9,293          319,029
   Community Health Systems, Inc.* ...........           19,997          531,520
   Covance, Inc.* ............................           12,587          337,332
   Coventry Health Care* .....................           12,197          786,585
   Cytyc Corp.* ..............................           22,273          306,476
   Dentsply International, Inc. ..............           16,070          725,882
   Edwards Lifesciences Corp.* ...............           12,032          361,923
   First Health Group Corp.* .................           19,159          372,834
   Gilead Sciences, Inc.* ....................           41,116        2,390,484
   Health Net, Inc.* .........................           23,077          754,618
   Henry Schein, Inc.* .......................            8,862          598,894
   Hillenbrand Industries, Inc. ..............           12,547          778,667
   Ivax Corp.* ...............................           39,883          952,406
   Lifepoint Hospitals, Inc.* ................            7,653          225,381
   Lincare Holdings, Inc.* ...................           19,970          599,699
   Millennium Pharmaceuticals, Inc. ..........           61,173        1,142,100
   Mylan Laboratories, Inc. ..................           54,586        1,378,842
   Omnicare, Inc. ............................           20,799          840,072
   Oxford Health Plans, Inc. .................           16,443          715,271
   Pacificare Health Systems, Inc. ...........            8,482          573,383
   Patterson Dental Co.* .....................           13,854          886,517
   Perrigo Co. ...............................           14,187          223,020
   Pharmaceutical Resources, Inc.* ...........            6,907          449,991
   Protein Design* ...........................           19,029          340,619
   SICOR, Inc.* ..............................           24,167          657,342
   Sepracor, Inc.* ...........................           17,236          412,457
   Steris Corp.* .............................           14,096          318,570
   Triad Hospitals, Inc.* ....................           15,294          508,831
   Universal Health Services Cl B ............           11,772          632,392
   VISX, Inc.* ...............................            9,813          227,171
   Valeant Pharmaceuticals ...................           16,870          424,281
   Varian Medical Systems, Inc.* .............           13,811          954,340
   Vertex Pharmaceutical* ....................           15,776          161,388
                                                                     -----------
                                                                      24,288,306
                                                                     -----------
INDUSTRIAL (10.9%)
   AGCO Corp.* ...............................           15,309          308,323
   Alaska Air Group, Inc.* ...................            5,423          147,994
   Alexander & Baldwin, Inc. .................            8,490          286,028
   Allete, Inc. ..............................           17,650          540,090
   Ametek, Inc. ..............................            6,778          327,106
   Banta Corp. ...............................            5,187          210,074
   C.H. Robinson Worldwide, Inc. .............           17,146          650,005
   CNF Transportation, Inc. ..................           10,096          342,254
   Career Education Corp.* ...................           20,334          814,783

   The accompanying notes are an integral part of these financial statements.

      MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2003

                                                         Shares         Value
                                                         ------      -----------
COMMON STOCKS (CONTINUED):
INDUSTRIAL (CONTINUED)
   Carlisle Companies, Inc. ..................            6,266      $   381,349
   ChoicePoint, Inc.* ........................           17,748          676,021
   Copart Inc.* ..............................           18,053          297,875
   Corinthian Colleges, Inc.* ................            8,999          499,984
   DeVry, Inc.* ..............................           14,221          357,374
   Donaldson Company, Inc. ...................            8,806          520,963
   Dun & Bradstreet* .........................           14,762          748,581
   Dycom Industries, Inc.* ...................            9,797          262,756
   EGL, Inc.* ................................            9,613          168,804
   Education Management Corp.* ...............           14,690          455,978
   Expeditors Int'l Wash., Inc. ..............           21,316          802,761
   Fastenal Co. ..............................           15,406          769,376
   Federal Signal Corp. ......................            9,742          170,680
   Flowserve Corporation* ....................           11,220          234,274
   Graco, Inc. ...............................            9,338          374,454
   Granite Construction ......................            8,433          198,091
   HON Industries, Inc. ......................           11,821          512,086
   Harsco Corp. ..............................            8,294          363,443
   Hubbell, Inc. Cl B ........................           12,128          534,845
   J.B. Hunt Transport Svcs., Inc. ...........           16,249          438,885
   Jacobs Engineering Group, Inc. ............           11,258          540,497
   JetBlue Airways Corp* .....................           20,595          546,179
   Kelly Services, Inc. ......................            7,038          200,865
   Kennametal, Inc. ..........................            7,319          290,930
   Korn/Ferry International* .................            7,636          101,864
   L-3 Communications Hldgs., Inc. ...........           19,650        1,009,224
   Manpower, Inc. ............................           15,820          744,806
   Miller (Herman), Inc. .....................           14,804          359,293
   Nordson Corp. .............................            6,881          237,601
   Pentair, Inc. .............................           10,025          458,143
   Precision Castparts Corp. .................           12,589          571,666
   Quanta Services, Inc.* ....................           23,670          172,791
   Republic Services, Inc. ...................           32,163          824,338
   Rollins, Inc. .............................            9,159          206,535
   SPX, Inc.* ................................           15,466          909,555
   Sequa Corp. Cl A* .........................            2,119          103,831
   Sotheby's Holdings* .......................           12,526          171,105
   Stericycle, Inc.* .........................            8,543          398,958
   Swift Transportation Co., Inc. ............           16,976          356,836
   Sylvan Learning Systems, Inc.* ............            8,847          254,705
   Tecumseh Products Co. Cl A ................            3,752          181,709
   Teleflex, Inc. ............................            8,059          389,491
   The Brink's Company .......................           11,015          249,049
   Trinity Industries ........................            9,411          290,235
   United Rentals* ...........................           15,643          301,284
   Valassis Communication, Inc.* .............           10,569          310,200
   Viad Corp. ................................           17,940          448,500
   Werner Enterprises, Inc. ..................           16,193          315,602
   York International Corp. ..................            8,136          299,405
                                                                     -----------
                                                                      23,640,434
                                                                     -----------
TECHNOLOGY (14.8%)
   3Com Corp.* ...............................           75,732          618,730
   Activision, Inc.* .........................           18,004          327,673
   Acxiom Corp.* .............................           17,233          320,017
   Adtran, Inc. ..............................           16,065          498,015
   Advanced Fibre Communication* .............           17,649          355,627
   Advent Software, Inc.* ....................            6,655          115,997
   Affiliated Computer Svcs.* ................           26,651        1,451,413
   Arrow Electronics, Inc.* ..................           20,482          473,953
   Ascential Software Corp.* .................           12,061          312,742
   Atmel Corp.* ..............................           95,720          575,277
   Avnet, Inc.* ..............................           24,329          526,966
   Avocent Corp.* ............................            9,522          347,743
   BISYS Group, Inc.* ........................           23,998          357,090
   CDW Corp. .................................           16,900          976,144
   CSG Systems Intl., Inc.* ..................           10,627          132,731
   Cabot MicroElectronics Corp.* .............            5,024          246,176
   Cadence Design Systems, Inc.* .............           53,408          960,276
   Ceridian Corp.* ...........................           30,333          635,173
   Certegy, Inc. .............................           13,166          431,845
   CheckFree Corp.* ..........................           16,167          447,018
   CommScope, Inc.* ..........................           12,033          196,499
   Credence Systems Corp.* ...................           12,889          169,619
   Cree , Inc.* ..............................           15,067          266,535
   Cypress Semiconductor Corp.* ..............           24,416          521,526
   DST Systems, Inc.* ........................           16,940          707,414
   Diebold, Inc. .............................           14,745          794,313
   Fair Isaac Corporation ....................            9,786          481,080
   Fairchild Semiconductor Intl.* ............           23,906          596,933
   Gartner, Inc.* ............................           26,245          296,831
   Harris Corp. ..............................           13,521          513,122
   Henry (Jack) & Associates .................           18,108          372,663
   Imation Corp. .............................            7,227          254,029
   Integrated Circuit Systems, Inc. ..........           14,647          417,293
   Integrated Device Tech., Inc.* ............           21,284          365,446
   International Rectifier* ..................           13,054          644,998
   Internet Security Systems, Inc. ...........           10,109          190,352
   Intersil Corp. Cl A .......................           28,209          700,994
   Keane, Inc.* ..............................           13,006          190,408
   Kemet Corp.* ..............................           17,548          240,232
   LTX Corp.* ................................           10,640          159,919
   Lam Research Corp.* .......................           26,494          855,756
   Lattice Semiconductor Corp.* ..............           22,897          221,643
   MPS Group, Inc.* ..........................           21,203          198,248
   Macromedia, Inc.* .........................           12,710          226,746
   Macrovision Corp.* ........................            9,935          224,432
   McData Corporation Cl A* ..................           23,431          223,297
   Mentor Graphics Corp.* ....................           13,845          201,306
   Micrel, Inc.* .............................           18,709          291,486
   Microchip Technology, Inc. ................           42,117        1,405,023
   National Instruments Corp. ................           10,557          480,027
   Networks Associates, Inc.* ................           32,778          492,981
   Newport Corp.* ............................            7,918          130,885
   Plantronics, Inc.* ........................            9,019          294,470
   Plexus Corp.* .............................            8,629          148,160
   Polycom, Inc.* ............................           20,138          393,094
   Powerwave Technologies, Inc.* .............           12,817           98,050
   Quantum Corp.* ............................           36,140          112,757
   RF Micro Devices* .........................           37,657          378,453
   RSA Security, Inc.* .......................           12,220          173,524
   Retek, Inc.* ..............................           11,095          102,962
   Reynolds & Reynolds Co. ...................           13,608          395,312
   Sandisk Corp.* ............................           16,102          984,476
   Semtech Corp.* ............................           14,986          340,632
   Silicon Laboratories, Inc.* ...............           10,102          437,215
   Storage Technology Corp.* .................           22,461          578,371
   Sybase, Inc.* .............................           19,633          404,047
   Synopsys, Inc.* ...........................           31,536        1,064,655
   Tech Data Corp.* ..........................           11,534          457,784
   Titan Corp.* ..............................           16,540          360,737
   Transaction Systems Architects ............            7,235          163,728
   Triquint Semiconductor, Inc.* .............           27,255          192,693
   Varian, Inc.* .............................            7,035          293,571
   Vishay Intertechnology, Inc.* .............           32,577          746,013
   Wind River Systems* .......................           17,087          149,682
   Zebra Technologies Cl A* ..................            9,603          636,775
                                                                     -----------
                                                                      32,049,803
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

      MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2003

                                                         Shares         Value
                                                         ------     ------------
COMMON STOCKS (CONTINUED):
TELECOMMUNICATIONS (0.5%)
   Cincinnati Bell, Inc.* ....................           49,587     $    250,414
   Price Communications Corp.* ...............           10,981          150,769
   Telephone & Data Systems, Inc. ............           11,662          729,458
                                                                    ------------
                                                                       1,130,641
                                                                    ------------
UTILITIES (5.8%)
   AGL Resources, Inc. .......................           13,048          379,697
   Alliant Energy Corp. ......................           22,480          559,752
   Aquila, Inc.* .............................           39,626          134,332
   Black Hills Corp. .........................            6,530          194,790
   DPL, Inc. .................................           25,684          536,282
   Duquesne Light Holdings, Inc. .............           15,289          280,400
   Energy East Corporation ...................           29,652          664,205
   Equitable Resources, Inc. .................           12,640          542,509
   Great Plains Energy, Inc. .................           14,061          447,421
   Hawaiian Electric Inds ....................            7,663          362,996
   IdaCorp, Inc. .............................            7,757          232,089
   MDU Resources Group .......................           22,991          547,416
   NSTAR .....................................           10,768          522,248
   National Fuel Gas Co. .....................           16,513          403,578
   Northeast Utilities .......................           27,174          548,100
   OGE Energy Corp. ..........................           17,647          426,881
   Oneok, Inc. ...............................           19,221          424,400
   PNM Resources, Inc. .......................            8,172          229,633
   Pepco Holdings Inc. .......................           34,797          679,933
   Philadelphia Suburban Corp. ...............           18,766          414,729
   Puget Energy, Inc. ........................           19,130          454,720
   Questar Corp. .............................           16,861          592,664
   SCANA Corp. ...............................           22,486          770,145
   Sierra Pacific Resources* .................           23,792          174,632
   Vectren Corporation .......................           15,353          378,450
   WGL Holdings, Inc. ........................            9,868          274,231
   WPS Resources .............................            7,347          339,651
   Westar Energy, Inc. .......................           14,714          297,959
   Wisconsin Energy Corp. ....................           23,890          799,121
                                                                    ------------
                                                                      12,612,964
                                                                    ------------
TOTAL COMMON STOCKS
   (Cost: $176,160,270) 90.7% ................                      $196,527,384
                                                                    ------------

----------
*     Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

      MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2003

                                                                                                        Face
                                                                         Rate       Maturity            Amount             Value
                                                                         ----       --------          ----------        ------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.6%)
    U.S. Treasury Bill(a) .................................              0.89%      03/04/04          $  200,000        $    199,702
    U.S. Treasury Bill(a) .................................              0.90       01/08/04             500,000             499,913
    U.S. Treasury Bill(a) .................................              0.91       01/15/04             200,000             199,930
    U.S. Treasury Bill(a) .................................              0.94       01/22/04             300,000             299,836
                                                                                                                        ------------
                                                                                                                           1,199,381
                                                                                                                        ------------
U.S. GOVERNMENT AGENCIES (8.2%)
    Federal National Mortgage Association .................              0.69       01/02/04          17,698,000          17,697,661
                                                                                                                        ------------
COMMERCIAL PAPER (0.5%)
    Novartis Finance Corp. ................................              0.88       01/05/04           1,062,000           1,061,896
                                                                                                                        ------------
TOTAL SHORT-TERM DEBT SECURITIES
    (Cost: $19,958,923) 9.3%....................................................................................          19,958,938
                                                                                                                        ------------
TEMPORARY CASH INVESTMENTS**
    (Cost: $13,300) 0.0.%*......................................................................................              13,300
                                                                                                                        ------------
TOTAL INVESTMENTS
    (Cost: $196,132,493) 100.0%.................................................................................        $216,499,622
                                                                                                                        ============

----------
FUTURES CONTRACTS OUTSTANDING AS OF DECEMBER 31, 2003:

                                                                              Expiration        Underlying Face          Unrealized
                                                                                 Date           Amount at Value          Gain/(Loss)
                                                                              ----------        ---------------          -----------
PURCHASED
    69 S&P MidCap 400 Stock Index Futures Contracts ..................          March 2004          $19,873,725          $   316,375
                                                                                                                         ===========

Face value of futures purchased and outstanding as a percentage of total investments in securites: 9.2%

----------
(a) This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts.

 *    Less than .05%

** The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund's name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at December 31, 2003 was 0.44%.

      Standard and Poor's does not sponsor, endorse, sell or promote the Mid-Cap Equity Index Fund. "Standard & Poor's(R)", "S&P(R)", and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. Standard & Poor's has no obligation or liability for the sale or operation of the Mid-Cap Equity Index Fund and makes no representation as to the advisability of investing in the fund.

   The accompanying notes are an integral part of these financial statements.

              MUTUAL OF AMERICA INVESTMENT CORPORATION (BOND FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 2003

                                                                                                         Face
                                                              Rating*       Rate        Maturity         Amount             Value
                                                              -------      ------       --------       -----------       -----------
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (4.0%)
    U.S. Treasury Strip .......................                 AAA         0.00%       05/15/14       $10,000,000       $ 6,176,370
    U.S. Treasury Strip .......................                 AAA         0.00        02/15/17        15,000,000         7,736,325
                                                                                                                         -----------
                                                                                                                          13,912,695
                                                                                                                         -----------
U.S. GOVERNMENT AGENCIES (48.5%)
MORTGAGE-BACKED OBLIGATIONS (34.2%)
    FHLMC .....................................                 AAA         8.00        07/15/06            60,501            60,468
    FHLMC .....................................                 AAA         5.00        04/15/16         2,819,131         2,886,880
    FHLMC .....................................                 AAA         5.50        08/15/26         4,500,000         4,661,982
    FHLMC .....................................                 AAA         4.00        10/15/26         9,000,000         8,903,268
    FNMA ......................................                 AAA         8.00        03/01/31           596,042           644,418
    FNMA ......................................                 AAA         7.00        09/01/31           758,098           802,677
    FNMA ......................................                 AAA         7.00        11/01/31         1,570,392         1,662,735
    FNMA ......................................                 AAA         6.00        04/01/32         2,094,315         2,165,756
    FNMA ......................................                 AAA         8.00        04/01/32         1,181,969         1,274,620
    FNMA ......................................                 AAA         6.50        04/01/32         2,572,078         2,690,365
    FNMA ......................................                 AAA         7.50        04/01/32           918,351           981,363
    FNMA ......................................                 AAA         8.00        04/01/32           179,806           194,109
    FNMA ......................................                 AAA         6.00        04/01/32         1,712,313         1,770,723
    FNMA ......................................                 AAA         6.00        05/01/32         5,826,108         6,024,848
    FNMA ......................................                 AAA         6.50        05/01/32         7,748,849         8,105,211
    FNMA ......................................                 AAA         6.50        05/01/32         2,171,529         2,271,395
    FNMA ......................................                 AAA         7.50        06/01/32         2,673,783         2,857,242
    FNMA ......................................                 AAA         7.00        06/01/32         3,035,490         3,214,293
    FNMA ......................................                 AAA         5.00        09/25/32         3,500,000         3,599,796
    FNMA ......................................                 AAA         6.00        04/01/33         6,129,291         6,338,373
    FNMA ......................................                 AAA         5.00        06/01/33         4,069,851         4,029,527
    FNMA ......................................                 AAA         5.50        07/01/33         7,332,460         7,431,661
    FNMA ......................................                 AAA         5.50        09/01/33         3,438,697         3,485,219
    FNMA ......................................                 AAA         5.50        10/01/33         4,289,127         4,347,155
    FNMA ......................................                 AAA         5.00        11/01/33         2,884,252         2,855,675
    FNMA ......................................                 AAA         5.00        10/25/15         5,000,000         5,063,675
    FNMA ......................................                 AAA         6.50        09/01/16           661,557           701,927
    FNMA ......................................                 AAA         6.00        03/01/17         1,228,254         1,289,819
    FNMA ......................................                 AAA         6.50        03/01/17         2,556,628         2,713,303
    FNMA ......................................                 AAA         5.50        04/01/17           703,610           729,905
    FNMA ......................................                 AAA         6.50        05/01/17           584,362           620,173
    FNMA ......................................                 AAA         5.50        05/01/17         1,524,206         1,581,168
    FNMA ......................................                 AAA         5.50        05/01/17           605,964           628,610
    FNMA ......................................                 AAA         5.00        04/01/18         1,219,730         1,245,605
    FNMA ......................................                 AAA         4.50        05/01/18         4,368,389         4,378,415
    FNMA ......................................                 AAA         5.00        09/01/18         3,432,763         3,505,586
    FNMA ......................................                 AAA         4.00        11/25/26         4,750,000         4,621,902
    GNMA (1) ..................................                 AAA         6.50        04/15/31           359,068           378,758
    GNMA (1) ..................................                 AAA         7.00        09/15/31           505,001           538,374
    GNMA (1) ..................................                 AAA         7.00        09/15/31           569,677           607,324
    GNMA (1) ..................................                 AAA         6.50        12/15/31         1,497,257         1,579,364
    GNMA (1) ..................................                 AAA         6.50        05/15/32           746,189           786,701
    GNMA (1) ..................................                 AAA         7.00        05/15/32           570,126           607,579
    GNMA (1) ..................................                 AAA         6.27        10/16/27         3,000,000         3,312,594
                                                                                                                         -----------
                                                                                                                         118,150,541
                                                                                                                         -----------

   The accompanying notes are an integral part of these financial statements.

              MUTUAL OF AMERICA INVESTMENT CORPORATION (BOND FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2003

                                                                                                         Face
                                                              Rating*       Rate        Maturity         Amount             Value
                                                              -------      ------       --------       -----------       -----------
LONG-TERM DEBT SECURITIES (CONTINUED):
NON-MORTGAGE-BACKED OBLIGATIONS (14.3%)
    FFCB ......................................                 AAA         2.88%       06/29/06       $ 2,500,000       $ 2,517,420
    FFCB ......................................                 AAA         4.15        05/15/13        10,000,000         9,620,920
    FHLB ......................................                 AAA         0.00        06/09/33        80,000,000        12,102,480
    FHLB ......................................                 AAA         2.88        09/15/06         5,300,000         5,356,297
    FHLMC .....................................                 AAA         4.50        01/15/13        10,000,000         9,949,490
    FNMA ......................................                 AAA         4.38        03/15/13        10,000,000         9,821,240
                                                                                                                         -----------
                                                                                                                          49,367,847
                                                                                                                         -----------
BASIC MATERIALS (5.3%)
    International Paper Co. ...................                 BBB         4.25        01/15/09         2,000,000         2,008,198
    Intl. Flavors & Fragrances ................                BBB+         6.45        05/15/06         2,500,000         2,715,173
    Lyondell Chemical Co. .....................                 BB-        10.25        11/01/10         5,000,000         5,300,000
    PolyOne Corp. .............................                 BB-         7.50        12/15/15         3,750,000         2,906,250
    Praxair, Inc. .............................                  A-         6.90        11/01/06         5,000,000         5,571,675
                                                                                                                         -----------
                                                                                                                          18,501,296
                                                                                                                         -----------
CONSUMER, CYCLICAL (9.4%)
    Centex Corp. ..............................                BBB-         8.75        03/01/07         2,000,000         2,330,284
    Centex Corp. ..............................                BBB-         7.38        06/01/05         5,000,000         5,328,890
    Cox Communications, Inc. Cl A .............                 BBB         3.88        10/01/08         2,000,000         2,002,036
    Daimlerchrysler ...........................                 BBB         4.05        06/04/08         1,000,000           993,192
    Fruit of the Loom, Inc. (2) ...............                  NR         7.00        03/15/11         1,376,325           148,987
    Fruit of the Loom, Inc. (2) ...............                  NR         7.38        11/15/23           381,681             6,801
    Harman Intl. Industries, Inc. .............                BBB-         7.13        02/15/07         2,500,000         2,759,875
    Johnson Controls, Inc. ....................                   A         4.88        09/15/13         2,000,000         2,017,564
    Kellwood, Co. .............................                BBB-         7.88        07/15/09        10,000,000        10,825,000
    Newell Rubbermaid .........................                BBB+         4.63        12/15/09         2,500,000         2,514,413
    Stanley Works .............................                   A         3.50        11/01/07           250,000           251,624
    Target Corp. ..............................                  A+         5.38        06/15/09         3,250,000         3,483,454
                                                                                                                         -----------
                                                                                                                          32,662,120
                                                                                                                         -----------
CONSUMER, NON-CYCLICAL (3.9%)
    Campbell Soup Co. .........................                   A         4.88        10/01/13         2,000,000         2,002,120
    Coca-Cola Enterprises, Inc. ...............                   A         2.50        09/15/06         2,000,000         1,994,566
    General Mills, Inc. .......................                BBB+         2.63        10/24/06         2,000,000         1,989,026
    Kellogg Co. ...............................                 BBB         2.88        06/01/08         2,000,000         1,931,116
    Safeway, Inc. .............................                 BBB         2.50        11/01/05         1,000,000           990,316
    Safeway, Inc. .............................                 BBB         4.13        11/01/08         1,000,000           995,622
    Wal-Mart Stores, Inc. .....................                  AA         6.88        08/10/09         3,000,000         3,456,147
                                                                                                                         -----------
                                                                                                                          13,358,913
                                                                                                                         -----------
ENERGY (1.2%)
    Anadarko Petroleum Corp. ..................                BBB+         3.25        05/01/08         2,000,000         1,963,940
    Louis Dreyfus Natural Gas Corp. ...........                 BBB         9.25        06/15/04         2,000,000         2,057,008
                                                                                                                         -----------
                                                                                                                           4,020,948
                                                                                                                         -----------
FINANCIAL (22.8%)
    American Honda Finance ....................                  A+         3.85        11/06/08         2,000,000         2,013,848
    Bank of America Corp. .....................                  A+         4.75        10/15/06         2,000,000         2,111,452
    Bear Stearns Cos., Inc. ...................                   A         3.00        03/30/06         2,000,000         2,030,112
    Berkley (W.R.) Corp. ......................                BBB+         8.70        01/01/22         5,000,000         5,965,535

   The accompanying notes are an integral part of these financial statements.

              MUTUAL OF AMERICA INVESTMENT CORPORATION (BOND FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2003

                                                                                                         Face
                                                              Rating*       Rate        Maturity         Amount             Value
                                                              -------      ------       --------       -----------      ------------
LONG-TERM DEBT SECURITIES (CONTINUED):
FINANCIAL (CONTINUED)
    CIT Group Hldgs., Inc. ....................                   A         2.88%       09/29/06       $ 2,000,000      $  2,005,314
    Deere Capital Corp. .......................                  A-         3.90        01/15/08         2,500,000         2,540,685
    Executive Risk, Inc. ......................                   A         7.13        12/15/07         5,000,000         5,658,950
    Fairfax Financial Holdings, Ltd. ..........                  BB         8.25        10/01/15         2,500,000         2,443,750
    First Tennessee Natl. Corp. ...............                BBB+         4.50        05/15/13         5,000,000         4,803,005
    Ford Motor Credit Co. .....................                BBB-         7.38        10/28/09         3,000,000         3,294,483
    GE Capital Corp. ..........................                 AAA         2.75        09/25/06         4,000,000         4,014,700
    General Motors Acceptance Corp. ...........                 BBB         0.00        12/01/12        10,000,000         5,647,010
    HJ Heinz Finance Co. ......................                   A         6.00        03/15/12         3,000,000         3,253,905
    JP Morgan Chase Bank ......................                  A+         5.63        08/15/06         2,000,000         2,149,802
    Lehman Brothers Holdings, Inc. ............                   A         4.00        01/22/08         2,000,000         2,039,888
    Markel Corporation ........................                BBB-         7.00        05/15/08         1,000,000         1,080,417
    Markel Corporation ........................                BBB-         6.80        02/15/13         1,000,000         1,054,496
    Nationwide Health Properties ..............                BBB-         7.90        11/20/06         5,000,000         5,492,055
    Natl. Rural Utils. Coop. Fin. Corp ........                  A+         3.88        02/15/08         1,500,000         1,518,866
    Northern Trust Co. ........................                 AA-         2.88        12/15/06         2,500,000         2,512,617
    Rank Group Financial ......................                BBB-         6.75        11/30/04         5,000,000         5,201,170
    Roslyn Bancorp, Inc. ......................                BBB-         7.50        12/01/08         1,000,000         1,122,635
    Simon Property Group, Inc. ................                 BBB         7.88        03/15/16         5,000,000         5,891,415
    Textron Finance Corp. .....................                  A-         2.69        10/03/06         2,000,000         1,986,532
    US Bank NA ................................                 AA-         2.85        11/15/06         1,000,000         1,004,838
    Union Planters Bank .......................                BBB+         5.13        06/15/07         2,000,000         2,130,410
                                                                                                                        ------------
                                                                                                                          78,967,890
                                                                                                                        ------------
HEALTHCARE (2.1%)
    Bausch & Lomb, Inc. .......................                BBB-         6.75        12/15/04         2,000,000         2,072,500
    Bristol-Myers Squibb Co. ..................                 AA-         5.75        10/01/11         3,000,000         3,241,866
    Watson Pharmaceuticals, Inc. ..............                BBB-         7.13        05/15/08         1,750,000         1,878,305
                                                                                                                        ------------
                                                                                                                           7,192,671
                                                                                                                        ------------
INDUSTRIAL (0.8%)
    Arrow Electronics, Inc. ...................                BBB-         8.70        10/01/05         2,500,000         2,733,455
                                                                                                                        ------------
TECHNOLOGY (1.2%)
    Hewlett-Packard Co. .......................                  A-         5.75        12/15/06         2,000,000         2,165,210
    Intl. Business Machines Corp. .............                  A+         4.88        10/01/06         2,000,000         2,125,288
                                                                                                                        ------------
                                                                                                                           4,290,498
                                                                                                                        ------------
TELECOMMUNICATIONS (0.6%)
    Verizon Global ............................                  A+         4.00        01/15/08         2,000,000         2,037,600
                                                                                                                        ------------
TOTAL LONG-TERM DEBT SECURITIES
     (Cost: $340,591,620) 99.8%...................................................................................      $345,196,474
                                                                                                                        ------------

   The accompanying notes are an integral part of these financial statements.

              MUTUAL OF AMERICA INVESTMENT CORPORATION (BOND FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2003

                                                                                                        Face
                                                                         Rate       Maturity            Amount             Value
                                                                         ----       --------          ----------        ------------
SHORT-TERM DEBT SECURITIES:
U. S. GOVERNMENT AGENCIES (0.2%)
    Federal National Mortgage Association .................              0.69%      01/02/04          $  580,000        $    579,989
                                                                                                                        ------------
TOTAL SHORT-TERM DEBT SECURITIES
    (Cost: $579,989) 0.2%.......................................................................................             579,989
                                                                                                                        ------------
TEMPORARY CASH INVESTMENTS**
    (Cost: $18,900) 0.0%(3).....................................................................................              18,900
                                                                                                                        ------------
TOTAL INVESTMENTS
     (Cost: $341,190,509) 100.0%................................................................................        $345,795,363
                                                                                                                        ============

----------
 *    Ratings as per Standard & Poor's Corporation.

** The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund's name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at December 31, 2003 was 0.44%.

Abbreviations: FFCB = Federal Farm Credit Bank
               FHLMC = Federal Home Loan Mortgage Corporation FNMA = Federal National Mortgage Association GNMA = Government National Mortgage Association NR = Issue not rated by either S&P or Moody's

(1)   U.S. Government guaranteed security.

(2) Issuer has filed for Chapter XI bankruptcy law (or equivalent) protection; issue is non-income producing.

(3)   Less than .05%.

The total value of investments not rated and/or below-investment grade as a percentage of the Fund's total investments as of December 31, 2003 is 3.1%.

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INVESTMENT CORPORATION (SHORT-TERM BOND FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 2003

                                                                                                         Face
                                                              Rating*       Rate        Maturity         Amount             Value
                                                              -------      ------       --------       -----------       -----------
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (7.0%)
    U.S.Treasury Notes ........................                 AAA         1.50%       02/28/05       $ 1,000,000       $ 1,002,305
    U.S.Treasury Notes ........................                 AAA         1.63        04/30/05         1,000,000         1,003,008
                                                                                                                         -----------
                                                                                                                           2,005,313
                                                                                                                         -----------
U.S. GOVERNMENT AGENCIES (77.6%)
MORTGAGE-BACKED OBLIGATIONS (51.8%)
    FHLMC .....................................                 AAA         6.50        09/01/04            30,276            30,980
    FHLMC .....................................                 AAA         8.50        06/01/06            84,714            89,970
    FHLMC .....................................                 AAA         5.50        04/01/09           161,922           167,526
    FHLMC .....................................                 AAA         5.50        06/01/09           200,693           209,237
    FHLMC .....................................                 AAA         6.50        11/01/09            51,101            54,223
    FHLMC .....................................                 AAA         6.00        11/01/10           121,132           127,346
    FHLMC .....................................                 AAA         6.00        07/01/16            38,118            39,902
    FHLMC .....................................                 AAA         6.00        02/01/19           134,326           139,688
    FHLMC .....................................                 AAA         7.50        02/15/07            43,069            43,610
    FHLMC .....................................                 AAA         7.00        03/15/07            48,210            49,090
    FHLMC .....................................                 AAA         7.50        09/01/07            16,938            17,821
    FHLMC .....................................                 AAA         7.25        11/01/07             2,038             2,101
    FHLMC .....................................                 AAA         6.50        12/15/07           278,488           278,638
    FHLMC .....................................                 AAA         7.75        05/01/08           117,211           125,189
    FHLMC .....................................                 AAA         6.00        10/01/08           193,911           204,015
    FHLMC .....................................                 AAA         8.25        10/01/09            53,633            55,522
    FHLMC .....................................                 AAA         7.50        07/01/10            27,953            29,826
    FHLMC .....................................                 AAA         7.00        02/01/14           129,524           137,957
    FHLMC .....................................                 AAA         6.50        04/01/14           471,500           497,656
    FHLMC .....................................                 AAA         8.00        05/01/14            39,312            39,833
    FHLMC .....................................                 AAA         5.00        04/15/16           438,531           449,070
    FHLMC .....................................                 AAA         8.50        09/01/17            24,552            26,114
    FHLMC .....................................                 AAA         8.00        09/01/18           114,062           122,203
    FHLMC .....................................                 AAA         7.50        03/15/21            77,449            77,389
    FHLMC .....................................                 AAA         4.50        03/15/22         2,000,000         2,018,290
    FHLMC .....................................                 AAA         4.50        08/15/22         1,000,000         1,016,927
    FHLMC .....................................                 AAA         4.00        11/15/26         1,000,000         1,000,338
    FNMA ......................................                 AAA         7.50        07/01/06            48,660            50,542
    FNMA ......................................                 AAA         7.50        09/01/06            33,378            33,888
    FNMA ......................................                 AAA         7.50        05/01/07            16,668            16,721
    FNMA ......................................                 AAA         6.00        09/01/08           108,470           114,216
    FNMA ......................................                 AAA         6.00        09/01/12           168,201           176,858
    FNMA ......................................                 AAA         8.00        06/01/17            21,680            22,875
    FNMA ......................................                 AAA         8.25        10/01/05             1,997             2,068
    FNMA ......................................                 AAA         7.75        03/01/08            51,437            54,421
    FNMA ......................................                 AAA         8.00        04/01/08            38,656            41,883
    FNMA ......................................                 AAA         7.50        09/01/08            56,076            59,535
    FNMA ......................................                 AAA         5.50        11/01/08           114,525           119,243
    FNMA ......................................                 AAA         5.50        12/01/08            23,128            24,081
    FNMA ......................................                 AAA         7.50        01/01/09            24,135            24,938
    FNMA ......................................                 AAA         5.50        02/01/09            66,810            69,562
    FNMA ......................................                 AAA         6.00        07/01/09           125,116           131,743

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INVESTMENT CORPORATION (SHORT-TERM BOND FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2003

                                                                                                         Face
                                                              Rating*       Rate        Maturity         Amount             Value
                                                              -------      ------       --------       -----------       -----------
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
    FNMA ......................................                 AAA         8.50%       12/01/09       $    50,554       $    55,350
    FNMA ......................................                 AAA         8.25        01/01/10            85,149            89,839
    FNMA ......................................                 AAA         6.00        01/01/11            69,168            72,832
    FNMA ......................................                 AAA         6.50        08/01/13           110,525           115,691
    FNMA ......................................                 AAA         5.50        02/25/16            51,285            51,451
    FNMA ......................................                 AAA         8.75        09/01/16            88,504            93,734
    FNMA ......................................                 AAA         4.50        10/25/17         1,000,000         1,021,957
    FNMA ......................................                 AAA         6.00        12/25/18           640,000           659,451
    FNMA ......................................                 AAA         4.75        12/25/20         1,250,000         1,268,601
    FNMA ......................................                 AAA         6.25        02/25/22             9,751             9,743
    FNMA ......................................                 AAA         5.00        09/25/22           163,238           164,643
    FNMA ......................................                 AAA         3.50        10/25/22         2,000,000         1,993,186
    FNMA ......................................                 AAA         6.50        01/25/23           181,760           190,525
    FNMA ......................................                 AAA         6.50        12/25/23           200,000           213,698
    FNMA ......................................                 AAA         4.00        11/25/26           100,000            96,561
    GNMA (1) ..................................                 AAA         7.50        07/15/07           113,972           120,613
    GNMA (1) ..................................                 AAA         7.00        08/15/07            89,928            95,710
    GNMA (1) ..................................                 AAA         7.50        05/20/08            62,529            66,932
    GNMA (1) ..................................                 AAA         6.00        11/15/08            93,947            99,423
    GNMA (1) ..................................                 AAA         6.00        06/15/09            61,459            64,971
    GNMA (1) ..................................                 AAA         9.00        03/15/10            22,090            24,448
    GNMA (1) ..................................                 AAA         4.00        07/20/26           171,242           171,129
                                                                                                                         -----------
                                                                                                                          14,733,523
                                                                                                                         -----------
NON-MORTGAGE-BACKED OBLIGATIONS (25.8%)
    FFCB ......................................                 AAA         2.88        06/29/06         1,000,000         1,006,968
    FHLB ......................................                 AAA         2.50        03/15/06           500,000           504,030
    FHLB ......................................                 AAA         2.88        09/15/06         2,800,000         2,829,742
    FHLMC .....................................                 AAA         2.75        08/15/06         1,000,000         1,009,175
    FNMA ......................................                 AAA         2.25        05/15/06         2,000,000         1,999,990
                                                                                                                         -----------
                                                                                                                           7,349,905
                                                                                                                         -----------
CONSUMER, NON-CYCLICAL (1.6%)
    CVS Corp. .................................                   A         5.63        03/15/06           150,000           160,411
    Coca-Cola Enterprises, Inc. ...............                   A         2.50        09/15/06           100,000            99,728
    General Mills, Inc. .......................                BBB+         2.63        10/24/06           100,000            99,451
    Safeway, Inc. .............................                 BBB         2.50        11/01/05           100,000            99,032
                                                                                                                         -----------
                                                                                                                             458,622
                                                                                                                         -----------
ENERGY (1.3%)
    Devon Energy Corporation ..................                 BBB         2.75        08/01/06           100,000           100,047
    Louis Dreyfus Natural Gas Corp. ...........                 BBB         9.25        06/15/04           250,000           257,126
                                                                                                                         -----------
                                                                                                                             357,173
                                                                                                                         -----------

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INVESTMENT CORPORATION (SHORT-TERM BOND FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2003

                                                                                                         Face
                                                              Rating*       Rate        Maturity         Amount             Value
                                                              -------      ------       --------       -----------       -----------
LONG-TERM DEBT SECURITIES (CONTINUED):
FINANCIAL (9.0%)
    American Express Co. ......................                  A+         5.50%       09/12/06       $   200,000       $   215,224
    Bank of America Corp. .....................                  A+         4.75        10/15/06           100,000           105,573
    Bear Stearns Cos., Inc. ...................                   A         3.00        03/30/06           100,000           101,506
    CIT Group Hldgs., Inc. ....................                   A         2.88        09/29/06           100,000           100,266
    Conoco Funding Co. ........................                  A-         5.45        10/15/06           200,000           214,579
    GE Capital Corp. ..........................                 AAA         2.75        09/25/06           250,000           250,919
    JP Morgan Chase Bank ......................                  A+         5.63        08/15/06           100,000           107,490
    Natl. Rural Utils. Coop. Fin. Corp. .......                  A+         3.00        02/15/06           185,000           187,310
    Northern Trust Co. ........................                 AA-         2.88        12/15/06           200,000           201,009
    Prudential Home Mtge.Secs. Co. ............                 AAA         6.75        09/25/08            68,872            68,796
    Residential Asset Mortgage Prod., Inc. ....                 AAA         4.92        07/25/26            17,796            17,796
    Residential Funding Mtge. Sec .............                 AAA         5.00        02/25/33           664,949           671,892
    Residential Funding Mtge. Sec .............                 AAA         6.50        08/25/13            62,496            62,386
    Textron Finance Corp. .....................                  A-         2.69        10/03/06           100,000            99,327
    US Bank NA ................................                 AA-         2.85        11/15/06           150,000           150,726
                                                                                                                         -----------
                                                                                                                           2,554,799
                                                                                                                         -----------
HEALTHCARE (0.7%)
    Bristol-Myers Squibb Co. ..................                 AA-         4.75        10/01/06           200,000           211,491
                                                                                                                         -----------
INDUSTRIAL (0.3%)
    General Dynamics Corp. ....................                   A         2.13        05/15/06           100,000            99,420
                                                                                                                         -----------
TECHNOLOGY (0.8%)
    Hewlett-Packard Co. .......................                  A-         5.75        12/15/06           100,000           108,261
    Intl. Business Machines Corp. .............                  A+         4.88        10/01/06           100,000           106,264
                                                                                                                         -----------
                                                                                                                             214,525
                                                                                                                         -----------
UTILITIES (0.8%)
    DTE Energy Co. ............................                 BBB         6.45        06/01/06           200,000           216,188
                                                                                                                         -----------
TOTAL LONG-TERM DEBT SECURITIES
    (Cost: $28,180,577) 99.1%.....................................................................................        28,200,959
                                                                                                                         ===========

                                                                                                        Face
                                                                         Rate       Maturity            Amount             Value
                                                                         ----       --------          ----------        ------------
SHORT-TERM DEBT SECURITIES:
    FNMA ..................................................              0.69       01/02/04           258,000           $   257,995
                                                                                                                         -----------
TOTAL SHORT-TERM DEBT SECURITIES
    (Cost: $257,995) 0.9%........................................................................................            257,995
                                                                                                                         -----------
TOTAL INVESTMENTS
    (Cost: $28,438,572) 100.0%...................................................................................        $28,458,954
                                                                                                                         ===========

----------
*     Ratings as per Standard & Poor's Corporation.

Abbreviations: FFCB = Federal Farm Credit Bank
               FHLB = Federal Home Loan Bank
               FHLMC = Federal Home Loan Mortgage Corporation
               FNMA = Federal National Mortgage Association
               GNMA = Government National Mortgage Association

(1)   U.S. Government guaranteed security.

   The accompanying notes are an integral part of these financial statements.

          MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-TERM BOND FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 2003

                                                                                                         Face
                                                              Rating*       Rate        Maturity         Amount             Value
                                                              -------      ------       --------       -----------       -----------
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (70.2%)
MORTGAGE-BACKED OBLIGATIONS (4.5%)
    FHLMC .....................................                 AAA         8.00%       07/15/06       $    30,250       $    30,234
    FHLMC .....................................                 AAA         7.00        02/01/14           129,524           137,957
    FHLMC .....................................                 AAA         5.00        06/15/17         3,000,000         3,044,898
    FNMA ......................................                 AAA         7.00        04/25/07           106,824           112,054
                                                                                                                         -----------
                                                                                                                           3,325,143
                                                                                                                         -----------
NON-MORTGAGE-BACKED OBLIGATIONS (65.7%)
    FFCB ......................................                 AAA         3.72        04/08/08           500,000           502,581
    FHLB ......................................                 AAA         5.13        03/06/06         4,000,000         4,255,652
    FHLB ......................................                 AAA         2.88        09/15/06         3,000,000         3,031,866
    FHLB ......................................                 AAA         2.75        03/14/08         4,750,000         4,662,287
    FHLMC .....................................                 AAA         4.88        03/15/07         4,000,000         4,258,052
    FHLMC .....................................                 AAA         6.63        09/15/09         5,000,000         5,717,855
    FNMA ......................................                 AAA         4.25        07/15/07        14,000,000        14,621,418
    FNMA ......................................                 AAA         3.25        11/15/07         5,000,000         5,031,660
    FNMA ......................................                 AAA         6.63        09/15/09         5,500,000         6,289,135
                                                                                                                         -----------
                                                                                                                          48,370,506
                                                                                                                         -----------
BASIC MATERIALS (1.4%)
    Cytec Industries, Inc. ....................                 BBB         6.85        05/11/05           500,000           526,462
    International Paper Co. ...................                 BBB         4.25        01/15/09           250,000           251,025
    Intl. Flavors & Fragrances ................                BBB+         6.45        05/15/06           250,000           271,517
                                                                                                                         -----------
                                                                                                                           1,049,004
                                                                                                                         -----------
CONSUMER, CYCLICAL (3.9%)
    Cox Communications, Inc. Cl A .............                 BBB         3.88        10/01/08           500,000           500,509
    Daimlerchrysler ...........................                 BBB         4.05        06/04/08           250,000           248,298
    Harman Intl. Industries, Inc. .............                BBB-         7.13        02/15/07           250,000           275,988
    Newell Rubbermaid .........................                BBB+         4.63        12/15/09           500,000           502,883
    Stanley Works .............................                   A         3.50        11/01/07           250,000           251,624
    Target Corp. ..............................                  A+         5.38        06/15/09         1,000,000         1,071,832
                                                                                                                         -----------
                                                                                                                           2,851,134
                                                                                                                         -----------
CONSUMER, NON-CYCLICAL (3.8%)
    Campbell Soup Co. .........................                   A         5.50        03/15/07           500,000           539,849
    Coca-Cola Enterprises, Inc. ...............                   A         2.50        09/15/06           500,000           498,642
    General Mills, Inc. .......................                BBB+         2.63        10/24/06           500,000           497,257
    Kellogg Co. ...............................                 BBB         2.88        06/01/08           500,000           482,779
    Safeway, Inc. .............................                 BBB         4.13        11/01/08           500,000           497,811
    Wal-Mart Stores, Inc. .....................                  AA         6.88        08/10/09           250,000           288,012
                                                                                                                         -----------
                                                                                                                           2,804,350
                                                                                                                         -----------
ENERGY (0.7%)
    Anadarko Petroleum Corp. ..................                BBB+         3.25        05/01/08           500,000           490,985
                                                                                                                         -----------

FINANCIAL (16.4%)
    American Honda Finance ....................                  A+         3.85        11/06/08           500,000           503,461
    American Express Credit Corp. .............                  A+         3.00        05/16/08           250,000           244,667
    Bank of America Corp. .....................                  A+         4.75        10/15/06           500,000           527,862
    Bear Stearns Cos., Inc. ...................                   A         6.63        10/01/04           500,000           519,498

   The accompanying notes are an integral part of these financial statements.

          MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-TERM BOND FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2003

                                                                                                         Face
                                                              Rating*       Rate        Maturity         Amount             Value
                                                              -------      ------       --------       -----------       -----------
LONG-TERM DEBT SECURITIES (CONTINUED):
FINANCIAL (Continued)
    Deere Capital Corp. .......................                  A-         3.90%       01/15/08       $   500,000       $   508,136
    FleetBoston Financial Group ...............                   A         3.85        02/15/08           250,000           254,126
    Ford Motor Credit Co. .....................                BBB-         7.38        10/28/09           750,000           823,620
    GE Capital Corp. ..........................                 AAA         2.75        09/25/06           750,000           752,755
    General Motors Acceptance Corp. ...........                 BBB         6.75        01/15/06           500,000           536,775
    HJ Heinz Finance Co. ......................                   A         6.00        03/15/12           250,000           271,159
    Heller Financial, Inc. ....................                 AAA         6.38        03/15/06           500,000           545,421
    Household Finance Corp. ...................                   A         6.50        01/24/06           500,000           540,738
    JP Morgan Chase Bank ......................                  A+         5.63        08/15/06           500,000           537,451
    Lehman Brothers Holdings, Inc. ............                   A         4.00        01/22/08           500,000           509,972
    Markel Corporation ........................                BBB-         7.00        05/15/08           150,000           162,063
    Nationwide Health Properties ..............                BBB-         7.60        11/20/28           350,000           360,783
    Nationwide Health Properties ..............                BBB-         7.90        11/20/06           250,000           274,603
    Natl. Rural Utils. Coop. Fin. Corp. .......                  A+         3.88        02/15/08           250,000           253,144
    Rank Group Financial ......................                BBB-         6.75        11/30/04           500,000           520,117
    Roslyn Bancorp, Inc. ......................                BBB-         7.50        12/01/08           500,000           561,318
    Sprint Capital Corp. ......................                BBB-         7.13        01/30/06           500,000           540,934
    Textron Finance Corp. .....................                  A-         2.69        10/03/06           500,000           496,633
    The CIT Group, Inc. .......................                   A         6.50        02/07/06           500,000           541,495
    Union Planters Corp. ......................                BBB-         6.75        11/01/05           500,000           540,718
    U S Bancorp ...............................                  A+         3.95        08/23/07           500,000           514,455
    Wells Fargo & Company .....................                 AA-         3.50        04/04/08           250,000           250,798
                                                                                                                         -----------
                                                                                                                          12,092,702
                                                                                                                         -----------
HEALTHCARE (0.4%)
    Bristol-Myers Squibb Co. ..................                 AA-         5.75        10/01/11           250,000           270,156
                                                                                                                         -----------
INDUSTRIAL (0.7%)
    Arrow Electronics, Inc. ...................                BBB-         8.70        10/01/05           500,000           546,691
                                                                                                                         -----------
TECHNOLOGY (1.4%)
    Hewlett-Packard Co. .......................                  A-         5.75        12/15/06           500,000           541,303
    Intl. Business Machines Corp. .............                  A+         4.88        10/01/06           500,000           531,322
                                                                                                                         -----------
                                                                                                                           1,072,625
                                                                                                                         -----------
TELECOMMUNICATIONS (0.7%)
    Verizon Global ............................                  A+         4.00        01/15/08           500,000           509,400
                                                                                                                         -----------
TOTAL LONG-TERM DEBT SECURITIES
      (Cost: $72,750,292) 99.6%...................................................................................       $73,382,696
                                                                                                                         -----------

----------
*     Ratings as per Standard & Poor's Corporation.

   The accompanying notes are an integral part of these financial statements.

          MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-TERM BOND FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2003

                                                                                                        Face
                                                                         Rate       Maturity            Amount             Value
                                                                         ----       --------          ----------        ------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (0.4%)
    FNMA ..................................................              0.69%      01/02/04          $  286,000         $   285,995
                                                                                                                         -----------

TOTAL SHORT-TERM DEBT SECURITIES
    (Cost: $285,995) 0.4%.......................................................................................             285,995
                                                                                                                         -----------
TOTAL INVESTMENTS
    (Cost: $73,036,287) 100.0%..................................................................................         $73,668,691
                                                                                                                         ===========

----------
Abbreviations: FFCB = Federal Farm Credit Bank
               FHLB = Federal Home Loan Bank
               FHLMC = Federal Home Loan Mortgage Corporation
               FNMA = Federal National Mortgage Association

   The accompanying notes are an integral part of these financial statements.

            MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 2003

                                                         Shares         Value
                                                         ------     ------------
COMMON STOCKS:
BASIC MATERIALS (1.6%)
   Alcoa, Inc. ...............................           12,300     $    467,400
   International Paper Co. ...................           17,000          732,870
   Monsanto Co. ..............................           41,250        1,187,175
   Pactiv Corp.* .............................           34,000          812,600
   Praxair, Inc. .............................           21,000          802,200
                                                                    ------------
                                                                       4,002,245
                                                                    ------------
CONSUMER, CYCLICAL (8.9%)
   Clear Channel Communications ..............           16,000          749,280
   Comcast Corp. Cl A* .......................            9,200          301,668
   Disney (Walt) Co. .........................           97,500        2,274,675
   Ford Motor Co. ............................          342,000        5,472,000
   Gap, Inc. .................................           40,000          928,400
   General Motors Corp. ......................           36,000        1,922,400
   Home Depot, Inc. ..........................           50,580        1,795,084
   Staples, Inc.* ............................           18,750          511,875
   Time Warner, Inc.* ........................          275,000        4,947,250
   Tribune Co. ...............................           80,000        4,128,000
                                                                    ------------
                                                                      23,030,632
                                                                    ------------
CONSUMER, NON-CYCLICAL (8.4%)
   Anheuser-Busch Cos., Inc. .................           84,000        4,425,120
   Coca-Cola Co. .............................           84,000        4,263,000
   Gillette Co. ..............................           37,700        1,384,721
   PepsiCo, Inc. .............................           56,400        2,629,368
   Proctor & Gamble Co. ......................           29,100        2,906,508
   Sysco Corp. ...............................           61,500        2,289,645
   Wal-Mart Stores, Inc. .....................           18,030          956,492
   Walgreen Co. ..............................           77,000        2,801,260
                                                                    ------------
                                                                      21,656,114
                                                                    ------------
ENERGY (3.0%)
   Apache Corp. ..............................            8,799          713,599
   ChevronTexaco Corp. .......................           57,000        4,924,230
   Exxon Mobil Corp. .........................           13,890          569,490
   Occidental Petroleum Corp. ................           33,350        1,408,704
                                                                    ------------
                                                                       7,616,023
                                                                    ------------
FINANCIAL (10.5%)
   Aflac, Inc. ...............................          144,000        5,209,920
   American Express Co. ......................           24,750        1,193,693
   American Int'l. Group, Inc. ...............           48,000        3,181,440
   Bank of America Corp. .....................            9,110          732,717
   Charles Schwab Corp. ......................          130,000        1,539,200
   Cincinnati Financial Corp. ................           50,900        2,131,692
   Citigroup, Inc. ...........................           17,743          861,245
   Comerica, Inc. ............................           56,800        3,184,208
   Huntington Bancshares, Inc. ...............           80,000        1,800,000
   J.P. Morgan Chase & Co. ...................           46,200        1,696,926
   Morgan Stanley ............................           42,000        2,430,540
   PNC Financial Services Group ..............           13,300          727,909
   SouthTrust Corp. ..........................           20,520          671,620
   Synovus Financial Corp. ...................           22,480          650,122
   Wachovia Corp. ............................            8,000          372,720
   Wells Fargo & Company .....................           11,820          696,080
                                                                    ------------
                                                                      27,080,032
                                                                    ------------
HEALTHCARE (6.4%)
   Amgen, Inc.* ..............................            5,000          309,000
   Bard (C.R.), Inc. .........................           28,700        2,331,875
   Biomet, Inc. ..............................          136,500        4,969,965
   Bristol-Myers Squibb Co. ..................          148,420        4,244,812
   Johnson & Johnson .........................            5,885          304,019
   Lilly (Eli) & Co. .........................           26,990        1,898,207
   Merck & Co., Inc. .........................              500           23,100
   Pfizer, Inc. ..............................           69,290        2,448,016
                                                                    ------------
                                                                      16,528,994
                                                                    ------------
INDUSTRIAL (5.8%)
   Boeing Co. ................................           66,000        2,781,240
   General Electric Co. ......................          202,020        6,258,580
   Northrop Grumman Corp. ....................           16,000        1,529,600
   Union Pacific Corp. .......................           56,500        3,925,620
   United Parcel Service Cl B ................            5,330          397,352
                                                                    ------------
                                                                      14,892,392
                                                                    ------------
TECHNOLOGY (12.4%)
   Agilent Technologies, Inc.* ...............           75,500        2,207,620
   Cisco Systems, Inc.* ......................          236,390        5,741,913
   Corning, Inc.* ............................          315,000        3,285,450
   Dell, Inc.* ...............................           56,640        1,923,494
   EMC Corp.* ................................           24,500          316,540
   Hewlett-Packard Co. .......................           33,000          758,010
   Intel Corp. ...............................           17,150          552,230
   Intl. Business Machines Corp. .............           55,540        5,147,447
   Microsoft Corp. ...........................          205,800        5,667,731
   Nortel Networks Corp.* ....................          320,000        1,353,600
   Paychex, Inc. .............................          121,800        4,530,960
   Texas Instruments, Inc. ...................           11,690          343,452
                                                                    ------------
                                                                      31,828,447
                                                                    ------------
TELECOMMUNICATIONS (1.5%)
   BellSouth Corp. ...........................           27,000          764,100
   CenturyTel, Inc. ..........................           36,000        1,174,320
   Citizens Communications Co.* ..............           62,000          770,040
   Nextel Communications, Inc.* ..............           10,940          306,976
   SBC Communications, Inc. ..................           18,870          491,941
   Verizon Communications ....................            8,100          284,148
                                                                    ------------
                                                                       3,791,525
                                                                    ------------
UTILITIES (1.6%)
   CINergy Corp. .............................           71,000        2,755,510
   Exelon Corp. ..............................           21,400        1,420,104
                                                                    ------------
                                                                       4,175,614
                                                                    ------------
TOTAL EQUITY SECURITIES
   (Cost: $142,201,646) 60.1% ................                      $154,602,018
                                                                    ------------

----------
*     Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

            MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2003

                                                                                                         Face
                                                              Rating*       Rate        Maturity         Amount             Value
                                                              -------      ------       --------       -----------       -----------
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.9%)
   U.S.Treasury Notes .........................                 AAA         3.88%       02/15/13       $ 5,000,000       $ 4,894,530
                                                                                                                         -----------
U.S. GOVERNMENT AGENCIES (21.5%)
MORTGAGE-BACKED OBLIGATIONS (15.4%)
   FHLMC ......................................                 AAA         5.50        10/15/30           551,368           570,206
   FHLMC ......................................                 AAA         8.00        07/15/06            30,250            30,234
   FHLMC ......................................                 AAA         5.00        04/15/16           313,237           320,764
   FHLMC ......................................                 AAA         5.00        06/15/17         4,000,000         4,059,864
   FHLMC ......................................                 AAA         4.50        09/15/22         5,500,000         5,593,781
   FHLMC ......................................                 AAA         6.00        03/15/25           577,112           576,978
   FHLMC ......................................                 AAA         4.00        10/15/26         1,800,000         1,780,654
   FNMA .......................................                 AAA         8.00        03/01/31           156,853           169,584
   FNMA .......................................                 AAA         7.50        06/01/31           192,529           205,747
   FNMA .......................................                 AAA         7.00        09/01/31           210,166           222,524
   FNMA .......................................                 AAA         7.00        11/01/31           392,598           415,684
   FNMA .......................................                 AAA         7.50        02/01/32           141,800           151,525
   FNMA .......................................                 AAA         6.00        03/01/32           225,544           233,241
   FNMA .......................................                 AAA         6.00        04/01/32           534,264           552,489
   FNMA .......................................                 AAA         7.00        04/01/32           219,550           232,483
   FNMA .......................................                 AAA         8.00        04/01/32            90,921            98,048
   FNMA .......................................                 AAA         6.50        04/01/32           707,321           739,850
   FNMA .......................................                 AAA         7.50        04/01/32           229,565           245,317
   FNMA .......................................                 AAA         8.00        04/01/32            77,087            83,219
   FNMA .......................................                 AAA         6.00        04/01/32           470,559           486,611
   FNMA .......................................                 AAA         6.00        05/01/32           434,784           449,615
   FNMA .......................................                 AAA         6.50        05/01/32           569,768           595,971
   FNMA .......................................                 AAA         6.50        05/01/32           553,813           579,282
   FNMA .......................................                 AAA         7.50        06/01/32           188,295           201,214
   FNMA .......................................                 AAA         7.00        06/01/32           218,906           231,800
   FNMA .......................................                 AAA         6.50        07/01/32           454,635           475,544
   FNMA .......................................                 AAA         6.00        04/01/33         1,073,136         1,109,743
   FNMA .......................................                 AAA         6.00        05/01/33           479,308           495,678
   FNMA .......................................                 AAA         5.00        06/01/33         1,723,702         1,706,623
   FNMA .......................................                 AAA         5.50        07/01/33         1,285,757         1,303,152
   FNMA .......................................                 AAA         5.50        09/01/33           982,485           995,777
   FNMA .......................................                 AAA         5.50        10/01/33         1,496,207         1,516,449
   FNMA .......................................                 AAA         5.00        11/01/33         1,243,212         1,230,894
   FNMA .......................................                 AAA         5.00        10/25/15         1,000,000         1,012,735
   FNMA .......................................                 AAA         6.50        09/01/16           186,593           197,979
   FNMA .......................................                 AAA         6.00        03/01/17            96,490           101,326
   FNMA .......................................                 AAA         6.50        03/01/17           191,747           203,498
   FNMA .......................................                 AAA         5.50        04/01/17           191,894           199,065
   FNMA .......................................                 AAA         6.50        05/01/17           141,053           149,697
   FNMA .......................................                 AAA         5.50        05/01/17           113,747           117,998
   FNMA .......................................                 AAA         5.50        05/01/17           151,491           157,152
   FNMA .......................................                 AAA         5.50        06/01/17            66,455            68,938
   FNMA .......................................                 AAA         6.50        06/01/17           139,502           148,050
   FNMA .......................................                 AAA         5.00        04/01/18         2,276,829         2,325,130

   The accompanying notes are an integral part of these financial statements.

            MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2003

                                                                                                         Face
                                                              Rating*       Rate        Maturity         Amount             Value
                                                              -------      ------       --------       -----------       -----------
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
   FNMA .......................................                 AAA         4.50%       05/01/18       $   919,661       $   921,772
   FNMA .......................................                 AAA         5.00        09/01/18           980,790         1,001,596
   FNMA .......................................                 AAA         4.00        11/25/26         1,000,000           973,032
   GNMA (1) ...................................                 AAA         6.50        04/15/31            96,179           101,453
   GNMA (1) ...................................                 AAA         7.00        05/15/31            81,492            86,878
   GNMA (1) ...................................                 AAA         7.00        09/15/31            36,823            39,256
   GNMA (1) ...................................                 AAA         7.00        09/15/31           157,568           167,981
   GNMA (1) ...................................                 AAA         6.50        10/15/31           110,574           116,637
   GNMA (1) ...................................                 AAA         6.50        12/15/31           105,072           110,833
   GNMA (1) ...................................                 AAA         6.50        05/15/32           195,430           206,041
   GNMA (1) ...................................                 AAA         7.00        05/15/32           146,604           156,235
   GNMA (1) ...................................                 AAA         6.27        10/16/27         3,000,000         3,312,594
                                                                                                                         -----------
                                                                                                                          39,536,421
                                                                                                                         -----------
NON-MORTGAGE-BACKED OBLIGATIONS (6.1%)
    FFCB ......................................                 AAA         2.88        06/29/06         1,000,000         1,006,968
    FFCB ......................................                 AAA         3.72        04/08/08           500,000           502,581
    FHLB ......................................                 AAA         0.00        06/09/33        15,000,000         2,269,215
    FHLB ......................................                 AAA         2.88        09/15/06         1,000,000         1,010,622
    FHLMC .....................................                 AAA         4.50        01/15/13         5,000,000         4,974,745
    FNMA ......................................                 AAA         4.38        03/15/13         5,000,000         4,910,620
    Suffolk County, New York ..................                 AAA         5.80        11/01/04           250,000           256,083
    Suffolk County, New York ..................                 AAA         5.88        11/01/05           750,000           766,335
                                                                                                                         -----------
                                                                                                                          15,697,169
                                                                                                                         -----------
BASIC MATERIALS (1.8%)
    International Paper Co. ...................                 BBB         4.25        01/15/09           500,000           502,050
    Lyondell Chemical Co. .....................                 BB-        10.25        11/01/10           500,000           530,000
    PolyOne Corp. .............................                 BB-         7.50        12/15/15         1,000,000           775,000
    Praxair, Inc. .............................                  A-         6.90        11/01/06         2,500,000         2,785,838
                                                                                                                         -----------
                                                                                                                           4,592,888
                                                                                                                         -----------
CONSUMER, CYCLICAL (2.3%)
   Cox Communications, Inc. Cl A ..............                 BBB         3.88        10/01/08           500,000           500,509
   Daimlerchrysler ............................                 BBB         4.05        06/04/08           250,000           248,298
   Fruit of the Loom, Inc. (2) ................                  NR         7.00        03/15/11           550,530            59,595
   Fruit of the Loom, Inc. (2) ................                  NR         7.38        11/15/23           152,673             2,721
   Johnson Controls, Inc. .....................                   A         4.88        09/15/13           500,000           504,391
   Kellwood, Co. ..............................                BBB-         7.88        07/15/09         2,500,000         2,706,250
   Newell Rubbermaid ..........................                BBB+         4.63        12/15/09           500,000           502,883
   Stanley Works ..............................                   A         3.50        11/01/07           250,000           251,624
   Target Corp. ...............................                  A+         5.38        06/15/09         1,000,000         1,071,832
                                                                                                                         -----------
                                                                                                                           5,848,103
                                                                                                                         -----------
CONSUMER, NON-CYCLICAL (1.2%)
   Campbell Soup Co. ..........................                   A         4.88        10/01/13           500,000           500,530
   Coca-Cola Enterprises, Inc. ................                   A         2.50        09/15/06           500,000           498,642
   General Mills, Inc. ........................                BBB+         2.63        10/24/06           500,000           497,257
   Kellogg Co. ................................                 BBB         2.88        06/01/08           500,000           482,779

   The accompanying notes are an integral part of these financial statements.

            MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2003

                                                                                                         Face
                                                              Rating*       Rate        Maturity         Amount             Value
                                                              -------      ------       --------       -----------      ------------
LONG-TERM DEBT SECURITIES (CONTINUED):
CONSUMER, NON-CYCLICAL (CONTINUED)
   Wal-Mart Stores, Inc. ......................                  AA         6.88%            08/10/09  $ 1,000,000      $  1,152,049
                                                                                                                        ------------
                                                                                                                           3,131,257
                                                                                                                        ------------
ENERGY (0.2%)
   Anadarko Petroleum Corp. ...................                BBB+         3.25             05/01/08      500,000           490,985
                                                                                                                        ------------
FINANCIAL (8.7%)
   American Honda Finance .....................                  A+         3.85             11/06/08      500,000           503,462
   American Express Credit Corp. ..............                  A+         3.00             05/16/08      250,000           244,668
   Bank of America Corp. ......................                  A+         4.75             10/15/06      500,000           527,863
   Bear Stearns Cos., Inc. ....................                   A         3.00             03/30/06      500,000           507,528
   Berkley (W.R.) Corp. .......................                BBB+         8.70             01/01/22    1,500,000         1,789,661
   CIT Group Hldgs., Inc. .....................                   A         2.88             09/29/06      500,000           501,329
   Deere Capital Corp. ........................                  A-         3.90             01/15/08      500,000           508,137
   Fairfax Financial Holdings, Ltd. ...........                  BB         8.25             10/01/15      500,000           488,750
   First Tennessee Natl. Corp. ................                BBB+         4.50             05/15/13    1,500,000         1,440,901
   FleetBoston Financial Group ................                   A         3.85             02/15/08      250,000           254,126
   Ford Motor Credit Co. ......................                BBB-         7.38             10/28/09    1,000,000         1,098,160
   GE Capital Corp. ...........................                 AAA         5.45             01/15/13    2,000,000         2,080,653
   General Motors Acceptance Corp. ............                 BBB         0.00             12/01/12    2,500,000         1,411,752
   HJ Heinz Finance Co. .......................                   A         6.00             03/15/12    1,000,000         1,084,634
   JP Morgan Chase Bank .......................                  A+         5.63             08/15/06      500,000           537,450
   Lehman Brothers Holdings, Inc. .............                   A         4.00             01/22/08      500,000           509,972
   Markel Corporation .........................                BBB-         7.00             05/15/08      250,000           270,104
   Markel Corporation .........................                BBB-         6.80             02/15/13      250,000           263,624
   Nationwide Health Properties ...............                BBB-         7.90             11/20/06    5,000,000         5,492,055
   Natl. Rural Utils. Coop. Fin. Corp. ........                  A+         3.88             02/15/08      250,000           253,144
   Northern Trust Co. .........................                 AA-         2.88             12/15/06    1,000,000         1,005,047
   Roslyn Bancorp, Inc. .......................                BBB-         7.50             12/01/08      250,000           280,659
   Textron Finance Corp. ......................                  A-         2.69             10/03/06      500,000           496,633
   Union Planters Bank ........................                BBB+         5.13             06/15/07      500,000           532,603
   Wells Fargo & Company ......................                 AA-         3.50             04/04/08      250,000           250,798
                                                                                                                        ------------
                                                                                                                          22,333,713
                                                                                                                        ------------
HEALTHCARE (0.6%)
    Bristol-Myers Squibb Co. ..................                 AA-         5.75             10/01/11    1,000,000         1,080,622
    Watson Pharmaceuticals, Inc. ..............                BBB-         7.13             05/15/08      500,000           536,659
                                                                                                                        ------------
                                                                                                                           1,617,281
                                                                                                                        ------------
INDUSTRIAL (0.2%)
    Arrow Electronics, Inc. ...................                BBB-         8.70             10/01/05      500,000           546,691
                                                                                                                        ------------
TECHNOLOGY (0.4%)
    Hewlett-Packard Co. .......................                  A-         5.75             12/15/06      500,000           541,303
    Intl. Business Machines Corp. .............                  A+         4.88             10/01/06      500,000           531,322
                                                                                                                        ------------
                                                                                                                           1,072,625
                                                                                                                        ------------
TELECOMMUNICATIONS (0.2%)
    Verizon Global ............................                  A+         4.00             01/15/08      500,000           509,400
                                                                                                                        ------------
TOTAL LONG-TERM DEBT SECURITIES
   (Cost: $100,185,600) 39.0%.....................................................................................      $100,271,063
                                                                                                                        ------------

   The accompanying notes are an integral part of these financial statements.

            MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2003

                                                                                                        Face
                                                                         Rate       Maturity            Amount             Value
                                                                         ----       --------          ----------        ------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (0.9%)
    FNMA ..................................................              0.69%      01/02/04          $2,430,000        $  2,429,953
                                                                                                                        ------------
TOTAL SHORT-TERM DEBT SECURITIES
    (Cost: $2,429,953) 0.9%.....................................................................................           2,429,953
                                                                                                                        ------------
TEMPORARY CASH INVESTMENTS**
    (Cost:  $70,700) 0.0%(3)....................................................................................              70,700
                                                                                                                        ------------
TOTAL INVESTMENTS
    (Cost: $244,887,899) 100.0%.................................................................................        $257,373,734
                                                                                                                        ============

----------
 *    Ratings as per Standard & Poor's Corporation.

** The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund's name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at December 31, 2003 was 0.44%.

Abbreviations: FFCB = Federal Farm Credit Bank
               FHLMC = Federal Home Loan Mortgage Corporation FNMA = Federal National Mortgage Association GNMA = Government National Mortgage Association NR = Issue not rated by either S&P or Moody's

(1)   U.S. Government guaranteed security.

(2) Issuer has filed for Chapter XI bankruptcy law (or equivalent) protection; issue is non-income producing.

(3)   Less than .05%.

The total value of investments not rated and/or below-investment grade as a percentage of the Fund's total investments as of December 31, 2003 is 0.7%.

   The accompanying notes are an integral part of these financial statements.

        MUTUAL OF AMERICA INVESTMENT CORPORATION (AGGRESSIVE EQUITY FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 2003

                                                         Shares         Value
                                                         ------      -----------
COMMON STOCKS:
BASIC MATERIALS (6.6%)
   Celanese AG* ..............................           54,130      $ 2,202,550
   Cleveland-Cliffs, Inc.* ...................           52,000        2,649,400
   Coeur D'Alene Mines Corp.* ................          292,430        1,690,245
   Cytec Industries, Inc.* ...................           40,000        1,535,600
   Georgia Gulf Corp. ........................          166,000        4,794,080
   Goldcorp, Inc. ............................           24,520          391,094
   Graftech International, Ltd.* .............          267,560        3,612,060
   Lyondell Petrochemical Co. ................           99,360        1,684,152
   Steel Dynamics, Inc.* .....................           88,000        2,024,000
   TETRA Technologies* .......................           80,500        2,001,230
   Valspar Corp. .............................           35,080        1,733,654
                                                                     -----------
                                                                      24,318,065
                                                                     -----------
CONSUMER, CYCLICAL (19.1%)
   American Axle & Mfg. Holdings* ............           63,350        2,560,607
   Borg-Warner, Inc. .........................           26,250        2,233,088
   Buffalo Wild Wings, Inc.* .................           51,260        1,326,096
   CBRL Group, Inc. ..........................           51,270        1,961,590
   Cheesecake Factory, Inc.* .................           72,000        3,170,160
   Courier Corp. .............................           54,226        2,086,128
   Dick's Sporting Goods, Inc.* ..............           65,000        3,162,900
   Guitar Center Inc.* .......................          155,270        5,068,013
   Gymboree Corp.* ...........................          170,000        2,929,100
   Hibbett Sporting Goods, Inc.* .............          100,000        2,980,000
   Hot Topic, Inc.* ..........................           90,000        2,651,400
   ITT Educational Services, Inc. ............           56,510        2,654,275
   Jacuzzi Brands, Inc.* .....................          220,000        1,559,800
   Landry's Restaurant, Inc. .................          172,500        4,436,700
   P.F. Changs China Bistro, Inc.* ...........           47,665        2,425,195
   Provide Commerce, Inc. ....................          185,570        2,815,097
   Quality Distribution, Inc.* ...............           75,000        1,470,000
   Rare Hospitality Int'l., Inc.* ............           64,980        1,588,111
   Red Robin Gourmet Burgers* ................          105,000        3,199,350
   Redenvelope, Inc.* ........................          202,800        3,386,760
   The Finish Line Cl A* .....................          100,000        2,997,000
   The Steak N Shake Company* ................          178,870        3,192,830
   West Marine, Inc.* ........................          213,200        5,929,092
   Wet Seal, Inc. Cl A* ......................          160,980        1,592,092
   XM Satellite Radio Holdings Cl A ..........          131,128        3,447,355
                                                                     -----------
                                                                      70,822,739
                                                                     -----------
CONSUMER, NON-CYCLICAL (1.3%)
   Jarden Corp.* .............................          179,500        4,907,530
                                                                     -----------
ENERGY (5.2%)
   Brigham Exploration Company* ..............          269,500        2,163,816
   Chesapeake Energy Corp. ...................          141,900        1,927,002
   Denbury Resources, Inc.* ..................          121,000        1,683,110
   Maverick Tube Corp.* ......................          140,000        2,695,000
   Patina Oil & Gas Corp. ....................           64,170        3,143,688
   Quicksilver Resources* ....................           44,000        1,421,200
   Ultra Petroleum Corp.* ....................          107,800        2,654,036
   Western Gas Resources .....................           75,000        3,543,750
                                                                     -----------
                                                                      19,231,602
                                                                     -----------
FINANCIAL (4.8%)
   Alabama National Bancorp ..................           70,939        3,727,844
   Bank of the Ozarks ........................           54,080        1,218,422
   Conseco, Inc.* ............................           75,000        1,635,000
   East West Bancorp Inc. ....................           51,498        2,764,413
   PrivateBancorp, Inc. ......................          138,999        6,295,265
   Texas Regional Bancshares .................           62,099        2,297,663
                                                                     -----------
                                                                      17,938,607
                                                                     -----------
HEALTHCARE (10.9%)
   Acusphere, Inc.* ..........................           86,900          762,982
   Alaris Medical Systems, Inc.* .............           90,914        1,382,802
   Alexion Pharmaceuticals, Inc.* ............          114,987        1,957,079
   Centene Corporation* ......................           50,000        1,400,500
   Closure Medical Corporation* ..............           58,785        2,003,981
   Cubist Pharmaceuticals, Inc.* .............          114,410        1,391,226
   Dendreon Corp.* ...........................          236,405        1,905,424
   Edwards Lifesciences Corp.* ...............           82,288        2,475,223
   GTC Biotherapeutics* ......................          312,201          936,135
   IDEXX Laboratories, Inc.* .................           60,131        2,782,863
   Introgen Therapeutics, Inc.* ..............          155,203        1,316,121
   Maxim Pharmaceuticals, Inc.* ..............          150,000        1,335,000
   Neurocrine Biosciences, Inc.* .............           17,436          950,959
   Pharmaceutical Resources, Inc.* ...........           41,636        2,712,585
   Select Medical Corp. ......................          194,960        3,173,949
   Shire Pharmaceuticals Group Plc ...........           72,820        2,116,149
   Staar Surgical Co.* .......................          174,913        1,969,520
   Telik, Inc.* ..............................          106,196        2,442,508
   Vicuron Pharmaceuticals, Inc.* ............           78,313        1,460,537
   VistaCare, Inc. Cl A* .....................           88,540        3,093,588
   Vital Images, Inc.* .......................          154,739        2,763,639
                                                                     -----------
                                                                      40,332,770
                                                                     -----------
INDUSTRIAL (20.3%)
   AGCO Corp.* ...............................           86,650        1,745,131
   Actuant Corp. Cl A* .......................           91,000        3,294,200
   Ametek, Inc. ..............................           35,000        1,689,100
   Applied Industrial Tech., Inc. ............           70,000        1,670,200
   Aspect Communications, Inc.* ..............          216,830        3,417,241
   Asyst Technologies, Inc.* .................          144,900        2,514,015
   Benchmark Electronics* ....................           96,691        3,365,814
   Buckeye Technologies, Inc.* ...............          162,460        1,632,723
   Clarcor, Inc. .............................          113,707        5,014,479
   Cymer, Inc.* ..............................           32,500        1,501,175
   Electro Scientific Inds., Inc.* ...........           60,000        1,428,000
   Esterline Technologies* ...................           69,990        1,866,633
   Graco, Inc. ...............................           45,490        1,824,149
   Jacobs Engineering Group, Inc. ............           45,330        2,176,293
   Joy Global, Inc. ..........................           85,000        2,222,750
   Kirby Corp.* ..............................          117,574        4,100,981
   Magma Design Automation* ..................          232,933        5,436,656
   Moog, Inc. Cl A* ..........................           39,100        1,931,540
   Mykrolis Corp.* ...........................          188,000        3,023,040
   NN, Inc. ..................................          109,500        1,375,320
   Precision Castparts Corp. .................           45,510        2,066,609
   Roper Industries, Inc. ....................           32,000        1,576,320
   Shaw Group, Inc* ..........................          125,000        1,702,500
   TTM Technologies* .........................          260,720        4,400,954
   UTI Worldwide, Inc.* ......................           82,000        3,100,420
   Wabash National Corp.* ....................           93,750        2,746,875
   York International Corp. ..................          228,000        8,390,400
                                                                     -----------
                                                                      75,213,518
                                                                     -----------
TECHNOLOGY (23.2%)
   ASE Test Limited* .........................          256,500        3,839,805
   Altiris, Inc.* ............................          103,500        3,775,680
   Ascential Software Corp.* .................          120,000        3,111,600
   Axcelis Technology* .......................          251,060        2,565,833
   Chordiant Software, Inc.* .................          667,380        3,637,221
   Cray, Inc.* ...............................          275,439        2,735,109
   Cypress Semiconductor Corp.* ..............          174,259        3,722,172
   Embarcardero Technologies, Inc. ...........          225,000        3,588,750
   Emulex Corp.* .............................          129,339        3,450,765
   Fairchild Semiconductor Intl.* ............          169,830        4,240,655
   Integrated Device Tech., Inc.* ............          121,000        2,077,570
   Integrated Silicon Solution* ..............          320,000        5,014,400
   International Rectifier* ..................          122,404        6,047,982
   Kulicke and Soffa Industries* .............          157,220        2,260,824
   LTX Corp.* ................................          175,000        2,630,250
   Lecroy Corp.* .............................           50,470          912,498
   Mapinfo Corp.* ............................          220,660        2,226,459
   Mastec, Inc.* .............................          135,000        1,999,350

   The accompanying notes are an integral part of these financial statements.

        MUTUAL OF AMERICA INVESTMENT CORPORATION (AGGRESSIVE EQUITY FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2003

                                                         Shares         Value
                                                        -------     ------------
COMMON STOCKS: (CONTINUED):
TECHNOLOGY (CONTINUED)
   Mindspeed Technologies* ...................          649,860     $  4,451,541
   Power Integrations, Inc.* .................           84,000        2,810,640
   Quest Software, Inc.* .....................          193,500        2,747,700
   SONUS Networks, Inc.* .....................          354,891        2,675,878
   Semtech Corp.* ............................          125,000        2,841,250
   Silicon Storage Technology* ...............          355,000        3,905,000
   Technitrol, Inc.* .........................           88,000        1,825,120
   Varian Semiconductor Equip.* ..............           32,500        1,419,925
   Websense, Inc.* ...........................          110,000        3,216,400
   Zebra Technologies Cl A* ..................           35,640        2,363,288
                                                                    ------------
                                                                      86,093,665
                                                                    ------------
TELECOMMUNICATIONS (0.8%)
   SpectraLink Corporation ...................          155,000        2,971,350
                                                                    ------------
UTILITIES (2.7%)
   Energen Corp. .............................           50,000        2,051,500
   Equitable Resources, Inc. .................           13,070          560,964
   Southwestern Energy Co.* ..................          216,070        5,164,073
   Williams Cos., Inc. .......................          216,620        2,127,208
                                                                    ------------
                                                                       9,903,745
                                                                    ------------
TOTAL COMMON STOCKS
   (Cost: $288,293,066) 94.9% ................                      $351,733,591
                                                                    ------------

                                                                                                        Face
                                                                         Rate       Maturity            Amount             Value
                                                                         ----       --------          ----------        ------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (5.1%)
    Federal National Mortgage Association .................              0.69%      01/02/04          $18,910,000       $ 18,909,638
                                                                                                                        ------------

TOTAL SHORT-TERM DEBT SECURITIES
    (Cost: $18,909,638) 5.1%.....................................................................................         18,909,638
                                                                                                                        ------------

TOTAL INVESTMENTS
    (Cost: $307,202,704) 100.0%..................................................................................       $370,643,229
                                                                                                                        ============

----------
*     Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

     MUTUAL OF AMERICA INVESTMENT CORPORATION (CONSERVATIVE ALLOCATION FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 2003

                                                         Shares         Value
                                                        -------     ------------
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
    Bond Fund ................................          668,072      $   861,383
    Equity Index Fund ........................          376,766          735,602
    Mid-Term Bond Fund .......................          901,992          863,811
    Short-Term Bond Fund .....................          418,579          431,882
                                                                     -----------

    TOTAL INVESTMENTS
       (Cost: $2,913,919) 100.0%...............................      $ 2,892,678
                                                                     ===========

   The accompanying notes are an integral part of these financial statements.

       MUTUAL OF AMERICA INVESTMENT CORPORATION (MODERATE ALLOCATION FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 2003

                                                       Shares           Value
                                                      ---------     ------------
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
    Bond Fund ................................        3,408,062      $ 4,394,205
    Mid-Cap Equity Index Fund ................        1,723,671        2,234,638
    Equity Index Fund ........................        2,690,577        5,253,114
    Mid-Term Bond fund .......................        3,067,547        2,937,698
                                                                     -----------

    TOTAL INVESTMENTS
       (Cost: $14,522,974) 100.0%..............................      $14,819,655
                                                                     ===========

   The accompanying notes are an integral part of these financial statements.

      MUTUAL OF AMERICA INVESTMENT CORPORATION (AGGRESSIVE ALLOCATION FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 2003

                                                       Shares           Value
                                                      ---------     ------------
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
    Bond Fund ................................        2,143,027      $ 2,763,125
    Mid-Cap Equity Index Fund ................        1,733,423        2,247,280
    Equity Index Fund ........................        2,609,415        5,094,653
    Aggressive Equity Fund ...................          656,333        1,136,174
                                                                     -----------

    TOTAL INVESTMENTS
       (COST: $10,703,148) 100.0% .............................      $11,241,232
                                                                     ===========

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2003

                                                                                Money Market        All America         Equity Index
                                                                                    Fund               Fund                 Fund
                                                                                ------------        ------------        ------------
ASSETS:
Investments at market value
         (Cost:
         Money Market Fund -- $73,724,395
         All America Fund -- $388,132,408
         Equity Index Fund -- $573,906,955)
         (Notes 1 and 3) ...............................................        $ 73,724,346        $491,061,456        $616,726,702
Cash ...................................................................               1,839              28,963               5,117
Interest and dividends receivable ......................................                  --             487,043             787,344
Receivable for securities sold .........................................                  --             100,446              46,066
Receivable for daily variation margin on futures contracts .............                  --              25,464              60,374
                                                                                ------------        ------------        ------------
TOTAL ASSETS ...........................................................          73,726,185         491,703,372         617,625,603
                                                                                ------------        ------------        ------------
NET ASSETS .............................................................        $ 73,726,185        $491,703,372        $617,625,603
                                                                                ============        ============        ============
NUMBER OF SHARES OUTSTANDING (Note 4) ..................................          62,253,630         232,180,108         316,316,198
                                                                                ============        ============        ============
NET ASSET VALUE, offering and redemption price per share ...............               $1.18               $2.12               $1.95
                                                                                       =====               =====               =====

                                                                                  Mid-Cap
                                                                                Equity Index           Bond              Short-Term
                                                                                   Fund                Fund              Bond Fund
                                                                                ------------        ------------        ------------
ASSETS:
Investments at market value
     (Cost:
     Mid-Cap Equity Index Fund -- $196,132,493
     Bond Fund -- $341,190,509
     Short-Term Bond Fund -- $28,438,572)
     (Notes 1 and 3) ...................................................        $216,499,622        $345,795,363        $ 28,458,954
Cash ...................................................................                  17                  51               2,355
Interest and dividends receivable ......................................             121,895           3,043,972             146,700
Receivable for securities sold .........................................                  --              10,361              15,449
                                                                                ------------        ------------        ------------
TOTAL ASSETS ...........................................................         216,621,534         348,849,747          28,623,458
                                                                                ------------        ------------        ------------
LIABILITIES:
Payable for daily variation margin on futures contracts ................             112,335                  --                  --
                                                                                ------------        ------------        ------------
NET ASSETS .............................................................        $216,509,199        $348,849,747        $ 28,623,458
                                                                                ============        ============        ============
NUMBER OF SHARES OUTSTANDING (Note 4) ..................................         167,002,741         270,545,154          27,741,809
                                                                                ============        ============        ============
NET ASSET VALUE, offering and redemption price per share ...............               $1.30               $1.29               $1.03
                                                                                       =====               =====               =====

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                 STATEMENT OF ASSETS AND LIABILITIES (Continued)
                                December 31, 2003

                                                                                  Mid-Term           Composite           Aggressive
                                                                                 Bond Fund              Fund             Equity Fund
                                                                                ------------        ------------        ------------
ASSETS:
Investments at market value
     (Cost:
     Mid-Term Bond Fund -- $73,036,287
     Composite Fund -- $244,887,899
     Aggressive Equity Fund -- $307,202,704)
     (Notes 1 and 3) ...................................................        $ 73,668,691        $257,373,734        $370,643,229
Cash ...................................................................               4,844               5,097               7,799
Interest and dividends receivable ......................................             967,431           1,254,738              55,822
Receivable for securities sold .........................................                  --                  --               4,512
                                                                                ------------        ------------        ------------
TOTAL ASSETS ...........................................................          74,640,966         258,633,569         370,711,362
                                                                                ------------        ------------        ------------
NET ASSETS .............................................................        $ 74,640,966        $258,633,569        $370,711,362
                                                                                ============        ============        ============
NUMBER OF SHARES OUTSTANDING (Note 4) ..................................          77,940,160         184,087,308         214,148,480
                                                                                ============        ============        ============
NET ASSET VALUE, offering and redemption price per share ...............               $0.96               $1.40               $1.73
                                                                                       =====               =====               =====

                                                                                Conservative          Moderate           Aggressive
                                                                                 Allocation          Allocation          Allocation
                                                                                    Fund                Fund                Fund
                                                                                ------------        ------------        ------------
ASSETS:
Investments at market value
     (Cost:
     Conservative Allocation Fund -- $2,913,919
     Moderate Allocation Fund -- $14,522,974
     Aggressive Allocation Fund -- $10,703,148)
     (Notes 1 and 3) ...................................................        $  2,892,678        $ 14,819,655        $ 11,241,232
                                                                                ------------        ------------        ------------
TOTAL ASSETS ...........................................................           2,892,678          14,819,655          11,241,232
                                                                                ------------        ------------        ------------
NET ASSETS .............................................................        $  2,892,678        $ 14,819,655        $ 11,241,232
                                                                                ============        ============        ============
NUMBER OF SHARES OUTSTANDING (Note 4) ..................................           2,857,375          13,680,002           9,637,346
                                                                                ============        ============        ============
NET ASSET VALUE, offering and redemption price per share ...............               $1.01               $1.08               $1.17
                                                                                       =====               =====               =====

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2003


                                                  Money Market      All America     Equity Index     Equity Index         Bond
                                                      Fund             Fund             Fund             Fund             Fund
                                                  -------------    -------------    -------------    -------------    -------------
INVESTMENT INCOME AND EXPENSES:
Income:
   Dividends ..................................   $          --    $   5,675,493    $   8,462,441    $   1,601,769    $          --
   Interest ...................................         979,210          187,956          189,185          117,696       19,601,642
                                                  -------------    -------------    -------------    -------------    -------------
Total income ..................................         979,210        5,863,449        8,651,626        1,719,465       19,601,642
                                                  -------------    -------------    -------------    -------------    -------------
Expenses:
   Investment advisory fees (Note 2) ..........         213,406        2,186,753          611,028          182,413        1,750,200
   Accounting and recordkeeping expenses ......          29,180          122,555          116,719           35,016          139,341
   Shareholders reports .......................          31,836          133,710          127,343           38,203          114,609
   Custodian expenses .........................          23,639          132,673           72,354           34,868           21,551
   Directors' (independent) fees and expenses .          14,040           14,040           14,040           14,040           14,040
   Audit ......................................           6,993           29,369           27,970            8,391           25,173
   Legal and other ............................           5,718           48,283           66,012            6,862           20,588
                                                  -------------    -------------    -------------    -------------    -------------
Total expenses before reimbursement ...........         324,812        2,667,383        1,035,466          319,793        2,085,502
Expense reimbursement .........................        (111,406)        (480,630)        (424,438)        (137,380)        (335,302)
                                                  -------------    -------------    -------------    -------------    -------------
   Net Expenses ...............................         213,406        2,186,753          611,028          182,413        1,750,200
                                                  -------------    -------------    -------------    -------------    -------------
NET INVESTMENT INCOME .........................         765,804        3,676,696        8,040,598        1,537,052       17,851,442
                                                  -------------    -------------    -------------    -------------    -------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS AND
   FUTURES CONTRACTS (Note 1):
   Net realized gain (loss) on investments
     and futures contracts:
     Net realized gain (loss) on investments ..              95       29,027,380         (362,727)        (472,379)     (10,850,586)
     Net realized gain (loss) on futures
       contracts ..............................              --        2,044,270        3,032,890        2,522,107               --
                                                  -------------    -------------    -------------    -------------    -------------
                                                             95       31,071,650        2,670,163        2,049,728      (10,850,586)
                                                  -------------    -------------    -------------    -------------    -------------
Net unrealized appreciation (depreciation)
   of investments and futures contracts:
   Net unrealized appreciation
     (depreciation) of investments ............              65       90,447,150      113,998,461       41,842,973       15,428,361
   Net unrealized appreciation
     (depreciation) of futures contracts ......              --          383,400          561,000          313,375               --
                                                  -------------    -------------    -------------    -------------    -------------
                                                             65       90,830,550      114,559,461       42,156,348       15,428,361
                                                  -------------    -------------    -------------    -------------    -------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS AND
   FUTURES CONTRACTS ..........................             160      121,902,200      117,229,624       44,206,076        4,577,775
                                                  -------------    -------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ..................   $     765,964    $ 125,578,896    $ 125,270,222    $  45,743,128    $  22,429,217
                                                  =============    =============    =============    =============    =============

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                       STATEMENT OF OPERATIONS (Continued)
                      For the Year Ended December 31, 2003

                                                                                                                        Aggressive
                                                              Short-Term           Mid-Term          Composite            Equity
                                                               Bond Fund           Bond Fund            Fund               Fund
                                                              ------------       ------------       ------------       ------------
INVESTMENT INCOME AND EXPENSES:
Income:
      Dividends ........................................      $         --       $         --       $  1,752,598       $    843,167
      Interest .........................................         1,136,917          3,230,088          5,520,881            203,896
                                                              ------------       ------------       ------------       ------------
Total income ...........................................         1,136,917          3,230,088          7,273,479          1,047,063
                                                              ------------       ------------       ------------       ------------
Expenses:
      Investment advisory fees (Note 2) ................           168,116            433,110          1,178,218          2,365,142
Accounting and recordkeeping expenses ..................            47,148             48,101             93,758             70,031
      Shareholders reports .............................            12,734             31,836             70,039             76,406
      Custodian expenses ...............................            28,976             13,823             90,799             56,433
      Directors' (independent) fees and expenses .......            14,040             14,040             14,040             14,040
      Audit ............................................             2,797              6,993             15,384             16,782
      Legal and other ..................................             2,287              5,718             12,582             13,727
                                                              ------------       ------------       ------------       ------------
Total expenses before reimbursement ....................           276,098            553,621          1,474,820          2,612,561
Expense reimbursement ..................................          (107,982)          (120,511)          (296,602)          (247,419)
                                                              ------------       ------------       ------------       ------------
      Net Expenses .....................................           168,116            433,110          1,178,218          2,365,142
                                                              ------------       ------------       ------------       ------------
NET INVESTMENT INCOME (LOSS) ...........................           968,801          2,796,978          6,095,261         (1,318,079)
                                                              ------------       ------------       ------------       ------------
NET REALIZED AND UNREALIZED GAIN
      (LOSS) ON INVESTMENTS (Note 1):
Net realized gain (loss) on investments ................          (135,037)           573,478         15,014,794         32,871,438
Net unrealized appreciation (depreciation)
      of investments ...................................          (267,402)        (1,015,164)        18,992,627         63,776,080
                                                              ------------       ------------       ------------       ------------
NET REALIZED AND UNREALIZED GAIN
      (LOSS) ON INVESTMENTS ............................          (402,439)          (441,686)        34,007,421         96,647,518
                                                              ------------       ------------       ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ........................      $    566,362       $  2,355,292       $ 40,102,682       $ 95,329,439
                                                              ============       ============       ============       ============

                                                                                Conservative         Moderate            Aggressive
                                                                                 Allocation          Allocation          Allocation
                                                                                   Fund(a)             Fund(a)             Fund(a)
                                                                                ------------        ------------        ------------
INVESTMENT INCOME AND EXPENSES:
Income:
      Dividends ........................................................        $    100,693        $    413,192        $    217,129
      Interest .........................................................                  --                  --                  --
                                                                                ------------        ------------        ------------
Total income ...........................................................             100,693             413,192             217,129
                                                                                ------------        ------------        ------------
Expenses(b):
      Investment advisory fees (Note 2) ................................                  --                  --                  --
      Other operating expenses .........................................                  --                  --                  --
                                                                                ------------        ------------        ------------
Total expenses before reimbursement ....................................                  --                  --                  --
Expense reimbursement ..................................................                  --                  --                  --
                                                                                ------------        ------------        ------------
      Net Expenses .....................................................                  --                  --                  --
                                                                                ------------        ------------        ------------
NET INVESTMENT INCOME ..................................................             100,693             413,192             217,129
                                                                                ------------        ------------        ------------
NET REALIZED AND UNREALIZED GAIN
      (LOSS) ON INVESTMENTS (Note 1):
Net realized gain (loss) on investments ................................              11,315              66,311              74,951
Net unrealized appreciation (depreciation) of investments ..............             (21,241)            296,681             538,084
                                                                                ------------        ------------        ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .................              (9,926)            362,992             613,035
                                                                                ------------        ------------        ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS ..................................................        $     90,767        $    776,184        $    830,164
                                                                                ============        ============        ============

----------
(a)   For the Period May 20, 2003  (Commencement  of Operations) to December 31,
      2003.

(b) There are no other advisory or operating expenses other than those included in each of the underlying funds in which they invest.

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                      STATEMENTS OF CHANGES IN NET ASSETS
                        For the Years Ended December 31,

                                       Money Market Fund                  All America Fund                 Equity Index Fund
                                 ------------------------------    ------------------------------    ------------------------------
                                     2003             2002             2003             2002             2003             2002
                                 -------------    -------------    -------------    -------------    -------------    -------------
INCREASE (DECREASE)
IN NET ASSETS:
FROM OPERATIONS:
  Net investment
    income ...................   $     765,804    $   1,387,838    $   3,676,696    $   4,035,453    $   8,040,598    $   6,314,961
  Net realized gain
    (loss) on
    investments and
    futures contracts ........              95             (295)      31,071,650      (10,986,244)       2,670,163      (10,721,028)
  Unrealized appreciation
   (depreciation) of
   investments and
   futures contracts .........              65             (182)      90,830,550     (118,968,696)     114,559,461     (106,320,254)
                                 -------------    -------------    -------------    -------------    -------------    -------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS ............         765,964        1,387,361      125,578,896     (125,919,487)     125,270,222     (110,726,321)
                                 -------------    -------------    -------------    -------------    -------------    -------------
DIVIDEND DISTRIBUTIONS
  (Note 5)
  From net investment
    income ...................        (770,955)      (1,424,275)      (3,535,195)      (4,171,220)      (7,869,784)      (6,127,600)
  From capital gains .........              --               --               --               --               --         (807,547)
                                 -------------    -------------    -------------    -------------    -------------    -------------
Total distributions ..........        (770,955)      (1,424,275)      (3,535,195)      (4,171,220)      (7,869,784)      (6,935,147)
                                 -------------    -------------    -------------    -------------    -------------    -------------
CAPITAL SHARE
  TRANSACTIONS (Note 4):
  Net proceeds from sale
    of shares ................      48,750,527      111,407,357       76,080,371       99,421,733      304,723,470      217,527,425
  Dividends reinvested .......         770,955        1,424,275        3,535,195        4,171,220        7,869,784        6,935,147
  Cost of shares redeemed ....     (69,000,171)    (114,053,883)    (130,754,441)    (156,254,491)    (202,766,244)    (180,808,800)
                                 -------------    -------------    -------------    -------------    -------------    -------------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  CAPITAL SHARE
  TRANSACTIONS ...............     (19,478,689)      (1,222,251)     (51,138,875)     (52,661,538)     109,827,010       43,653,772
                                 -------------    -------------    -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN
  NET ASSETS .................     (19,483,680)      (1,259,165)      70,904,826     (182,752,245)     227,227,448      (74,007,696)
NET ASSETS, BEGINNING
  OF YEAR ....................      93,209,865       94,469,030      420,798,546      603,550,791      390,398,155      464,405,851
                                 -------------    -------------    -------------    -------------    -------------    -------------
NET ASSETS, END OF YEAR ......   $  73,726,185    $  93,209,865    $ 491,703,372    $ 420,798,546    $ 617,625,603    $ 390,398,155
                                 =============    =============    =============    =============    =============    =============
COMPONENTS OF NET ASSETS:
  Paid-in capital ............   $  73,691,919    $  93,172,545    $ 385,568,390    $ 436,707,265    $ 584,029,611    $ 474,202,601
  Accumulated
    undistributed net
    investment income
    (loss) ...................          46,913           52,064        2,077,059        1,935,558          358,175          187,361
  Accumulated
    undistributed net
    realized gain (loss)
    on investments and
    futures contracts ........         (12,598)         (14,630)         884,375      (30,187,275)      (9,982,305)     (12,652,468)
  Unrealized appreciation
    (depreciation) of
    investments and
    futures contracts ........             (49)            (114)     103,173,548       12,342,998       43,220,122      (71,339,339)
                                 -------------    -------------    -------------    -------------    -------------    -------------
NET ASSETS, END OF YEAR ......   $  73,726,185    $  93,209,865    $ 491,703,372    $ 420,798,546    $ 617,625,603    $ 390,398,155
                                 =============    =============    =============    =============    =============    =============

                                            Mid-Cap                                                            Short-Term
                                       Equity Index Fund                     Bond Fund                          Bond Fund
                                 ------------------------------    ------------------------------    ------------------------------
                                     2003             2002             2003             2002             2003             2002
                                 -------------    -------------    -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income .......  $   1,537,052    $   1,286,550    $  17,851,442    $  26,944,781    $     968,801    $   1,030,568
  Net realized gain (loss) on
    investments and futures
    contracts .................      2,049,728       (3,792,624)     (10,850,586)      (7,612,362)        (135,037)           1,123
  Unrealized appreciation
    (depreciation) of
    investments and futures
    contracts .................     42,156,348      (22,334,281)      15,428,361        8,606,711         (267,402)          42,798
                                 -------------    -------------    -------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ..................     45,743,128      (24,840,355)      22,429,217       27,939,130          566,362        1,074,489
                                 -------------    -------------    -------------    -------------    -------------    -------------
DIVIDEND DISTRIBUTIONS
  (Note 5)
  From net investment income ..     (1,480,749)        (131,585)     (17,956,541)     (27,965,312)        (968,857)      (1,025,375)
  From capital gains ..........             --       (2,103,896)              --       (7,369,399)              --               --
                                 -------------    -------------    -------------    -------------    -------------    -------------
Total distributions ...........     (1,480,749)      (2,235,481)     (17,956,541)     (35,334,711)        (968,857)      (1,025,375)
                                 -------------    -------------    -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS
  (Note 4):
  Net proceeds from sale
    of shares .................    135,526,489      188,970,851       63,563,208       64,814,871       14,203,736       25,227,864
  Dividends reinvested ........      1,480,749        2,235,481       17,956,541       35,334,711          968,857        1,025,375
  Cost of shares redeemed .....    (79,111,459)    (162,199,591)    (173,906,686)     (60,288,050)     (24,016,745)      (4,893,304)
                                 -------------    -------------    -------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN
  NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS ..........     57,895,779       29,006,741      (92,386,937)      39,861,532       (8,844,152)      21,359,935
                                 -------------    -------------    -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN
  NET ASSETS ..................    102,158,158        1,930,905      (87,914,261)      32,465,951       (9,246,647)      21,409,049
NET ASSETS, BEGINNING OF YEAR .    114,351,041      112,420,136      436,764,008      404,298,057       37,870,105       16,461,056
                                 -------------    -------------    -------------    -------------    -------------    -------------
NET ASSETS, END OF YEAR .......  $ 216,509,199    $ 114,351,041    $ 348,849,747    $ 436,764,008    $  28,623,458    $  37,870,105
                                 =============    =============    =============    =============    =============    =============
COMPONENTS OF NET ASSETS:
  Paid-in capital .............  $ 199,237,185    $ 141,341,406    $ 368,138,682    $ 460,525,619    $  28,787,268    $  37,631,420
  Accumulated undistributed
    net investment income
    (loss) ....................      1,342,853        1,286,550          222,793          551,850           24,294           24,350
  Accumulated undistributed
    net realized gain (loss)
    on investments and futures
    contracts .................     (4,754,343)      (6,804,071)     (24,116,582)     (13,489,954)        (208,486)         (73,449)
  Unrealized appreciation
    (depreciation) of
    investments and futures
    contracts .................     20,683,504      (21,472,844)       4,604,854      (10,823,507)          20,382          287,784
                                 -------------    -------------    -------------    -------------    -------------    -------------
NET ASSETS, END OF YEAR .......  $ 216,509,199    $ 114,351,041    $ 348,849,747    $ 436,764,008    $  28,623,458    $  37,870,105
                                 =============    =============    =============    =============    =============    =============

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                STATEMENTS OF CHANGES IN NET ASSETS (Continued)
                        For the Years Ended December 31,

                                           Mid-Term                                                            Aggressive
                                           Bond Fund                       Composite Fund                     Equity Fund
                                 ------------------------------    ------------------------------    ------------------------------
                                     2003             2002             2003             2002             2003              2002
                                 -------------    -------------    -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss) . $   2,796,978    $   2,222,328    $   6,095,261    $   8,361,481    $  (1,318,079)   $    (357,744)
  Net realized gain (loss)
    on investments .............       573,478        1,272,856       15,014,794      (20,107,603)      32,871,438      (43,255,000)
  Unrealized appreciation
    (depreciation) of
    investments ................    (1,015,164)       1,603,019       18,992,627       (7,739,623)      63,776,080      (18,428,678)
                                 -------------    -------------    -------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ...................     2,355,292        5,098,203       40,102,682      (19,485,745)      95,329,439      (62,041,422)
                                 -------------    -------------    -------------    -------------    -------------    -------------
DIVIDEND DISTRIBUTIONS (Note 5)
  From net investment income ...    (2,779,799)      (2,205,615)      (6,126,289)      (8,256,558)              --               --
  From capital gains ...........      (626,331)              --               --               --               --               --
                                 -------------    -------------    -------------    -------------    -------------    -------------
Total distributions ............    (3,406,130)      (2,205,615)      (6,126,289)      (8,256,558)              --               --
                                 -------------    -------------    -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS
  (Note 4):
  Net proceeds from sale of
    shares .....................    28,547,404       71,737,909        9,604,154        6,680,632       92,465,164      130,661,614
  Dividends reinvested .........     3,406,130        2,205,615        6,126,289        8,256,558               --               --
  Cost of shares redeemed ......   (43,871,696)     (33,349,984)     (16,102,913)     (34,254,770)     (54,849,032)    (125,471,772)
                                 -------------    -------------    -------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN
  NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS ...........   (11,918,162)      40,593,540         (372,470)     (19,317,580)      37,616,132        5,189,842
                                 -------------    -------------    -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN
  NET ASSETS ...................   (12,969,000)      43,486,128       33,603,923      (47,059,883)     132,945,571      (56,851,580)
NET ASSETS, BEGINNING OF YEAR ..    87,609,966       44,123,838      225,029,646      272,089,529      237,765,791      294,617,371
                                 -------------    -------------    -------------    -------------    -------------    -------------
NET ASSETS, END OF YEAR ........ $  74,640,966    $  87,609,966    $ 258,633,569    $ 225,029,646    $ 370,711,362    $ 237,765,791
                                 =============    =============    =============    =============    =============    =============
COMPONENTS OF NET ASSETS:
  Paid-in capital .............. $  73,936,380    $  85,854,542    $ 299,052,900    $ 299,425,370    $ 342,230,220    $ 305,932,167
  Accumulated undistributed
    net investment income
    (loss) .....................        47,179           30,000        4,519,772        4,550,800               --               --
  Accumulated undistributed
    net realized gain (loss)
    on investments .............        25,003           77,856      (57,424,938)     (72,439,732)     (34,959,383)     (67,830,821)
  Unrealized appreciation
    (depreciation) of
    investments ................       632,404        1,647,568       12,485,835       (6,506,792)      63,440,525         (335,555)
                                 -------------    -------------    -------------    -------------    -------------    -------------
NET ASSETS, END OF YEAR ........ $  74,640,966    $  87,609,966    $ 258,633,569    $ 225,029,646    $ 370,711,362    $ 237,765,791
                                 =============    =============    =============    =============    =============    =============

                                                                   Conservative              Moderate             Aggressive
                                                                  Allocation Fund         Allocation Fund       Allocation Fund
                                                                --------------------   --------------------   --------------------
                                                                  For the Period         For the Period         For the Period
                                                                   May 20, 2003           May 20, 2003           May 20, 2003
                                                                   (Commencement          (Commencement          (Commencement
                                                                   of Operations)         of Operations)         of Operations)
                                                                to December 31, 2003   to December 31, 2003   to December 31, 2003
                                                                --------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss) ...............................      $    100,693           $    413,192           $    217,129
  Net realized gain (loss) on investments ....................            11,315                 66,311                 74,951
  Unrealized appreciation (depreciation)
    of investments ...........................................           (21,241)               296,681                538,084
                                                                    ------------           ------------           ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..................................            90,767                776,184                830,164
                                                                    ------------           ------------           ------------
DIVIDEND DISTRIBUTIONs (Note 5)
  From net investment income .................................           (98,762)              (397,667)              (205,040)
  From capital gains .........................................           (13,488)               (53,682)               (42,769)
                                                                    ------------           ------------           ------------
Total distributions ..........................................          (112,250)              (451,349)              (247,809)
                                                                    ------------           ------------           ------------
CAPITAL SHARE TRANSACTIONS (Note 4):
  Net proceeds from sale of shares ...........................         4,867,188             16,257,172             12,583,286
  Dividends reinvested .......................................           112,250                451,349                247,809
  Cost of shares redeemed ....................................        (2,065,277)            (2,213,701)            (2,172,218)
                                                                    ------------           ------------           ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  CAPITAL SHARE TRANSACTIONS .................................         2,914,161             14,494,820             10,658,877
                                                                    ------------           ------------           ------------
INCREASE (DECREASE) IN NET ASSETS ............................         2,892,678             14,819,655             11,241,232
NET ASSETS, BEGINNING OF PERIOD ..............................                --                     --                     --
                                                                    ------------           ------------           ------------
NET ASSETS, END OF PERIOD ....................................      $  2,892,678           $ 14,819,655           $ 11,241,232
                                                                    ============           ============           ============
COMPONENTS OF NET ASSETS:
  Paid-in capital ............................................      $  2,914,161           $ 14,494,820           $ 10,658,877
  Accumulated undistributed net
    investment income (loss) .................................             1,931                 15,525                 12,089
  Accumulated undistributed net
    realized gain (loss) on
    investments ..............................................            (2,173)                12,629                 32,182
  Unrealized appreciation
    (depreciation) of investments ............................           (21,241)               296,681                538,084
                                                                    ------------           ------------           ------------
NET ASSETS, END OF YEAR ......................................      $  2,892,678           $ 14,819,655           $ 11,241,232
                                                                    ============           ============           ============

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                              FINANCIAL HIGHLIGHTS

      Income from investment operations and distributions per share for a Fund share outstanding throughout each of the previous five years ended December 31, (or since the Fund's inception date if in existence less than five years) and other supplementary data with respect to each Fund are presented below and in the pages following:

                                                                                        Money Market Fund
                                                               --------------------------------------------------------------------
                                                                                     Years Ended December 31,
                                                               --------------------------------------------------------------------
                                                                 2003           2002           2001           2000            1999
                                                               -------        -------        -------        -------         -------
Net Asset Value, Beginning of Year .....................       $  1.19        $  1.19        $  1.20        $  1.19         $  1.18
                                                               -------        -------        -------        -------         -------
Income From Investment Operations:
  Net Investment Income (Loss) .........................          0.01           0.02           0.07           0.07            0.06
  Net Gains or (Losses) on Securities
    realized and unrealized ............................         (0.01)            --          (0.01)            --              --
                                                               -------        -------        -------        -------         -------
Total From Investment Operations .......................            --           0.02           0.06           0.07            0.06
                                                               -------        -------        -------        -------         -------
Less: Dividend Distributions:
    From Net Investment Income .........................         (0.01)         (0.02)         (0.07)         (0.06)          (0.05)
                                                               -------        -------        -------        -------         -------
Total Distributions ....................................         (0.01)         (0.02)         (0.07)         (0.06)          (0.05)
                                                               -------        -------        -------        -------         -------
Net Asset Value, End of Year ...........................       $  1.18        $  1.19        $  1.19        $  1.20         $  1.19
                                                               =======        =======        =======        =======         =======
Total Return (%)(b) ....................................           0.9            1.5            3.9            6.2             5.1
Net Assets, End of Year ($ millions) ...................            74             93             94            141              74
Ratio of Expenses to Average Net
  Assets after Expense
  Reimbursement (%)(c) .................................          0.25           0.25           0.25           0.25            0.25
Ratio of Net Investment Income to
  Average Net Assets (%) ...............................          0.90           1.48           4.12           6.17            4.93
Portfolio Turnover Rate(a) .............................           N/A            N/A            N/A            N/A             N/A

----------
(a)   Portfolio turnover rate excludes all short-term securities.

(b) Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement (Note 2).

(c) Expense ratios as presented are limited to the Fund's investment advisory fee. In 2003 and 2002, the expense ratio before the Adviser's expense reimbursement to the Fund is .38% and .33%, respectively. The Adviser has contractually agreed to limit the Fund's expenses, other than for brokers' commissions and fees relating to portfolio transactions, to the amount of its investment advisory fee. This contractual expense limitation agreement remains in effect through 2004 and continues into the successive calendar year unless the Adviser gives adequate advance notice to terminate or modify its expense limitation policy with the Fund.

N/A=Not Applicable.

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                        FINANCIAL HIGHLIGHTS (Continued)

                                                                                        All America Fund
                                                               --------------------------------------------------------------------
                                                                                     Years Ended December 31,
                                                               --------------------------------------------------------------------
                                                                 2003           2002           2001           2000            1999
                                                               -------        -------        -------        -------         -------
Net Asset Value, Beginning of Year .....................       $  1.60        $  2.09        $  2.54        $  3.37         $  2.90
                                                               -------        -------        -------        -------         -------
Income From Investment Operations:
  Net Investment Income (Loss) .........................          0.01           0.03           0.02           0.03            0.02
  Net Gains or (Losses) on Securities
    realized and unrealized ............................          0.52          (0.50)         (0.46)         (0.19)           0.72
                                                               -------        -------        -------        -------         -------
Total From Investment Operations .......................          0.53          (0.47)         (0.44)         (0.16)           0.74
                                                               -------        -------        -------        -------         -------
Less Dividend Distributions:
    From Net Investment Income .........................         (0.01)         (0.02)         (0.01)         (0.02)          (0.03)
    From Capital Gains .................................            --             --             --          (0.65)          (0.24)
                                                               -------        -------        -------        -------         -------
Total Distributions ....................................         (0.01)         (0.02)         (0.01)         (0.67)          (0.27)
                                                               -------        -------        -------        -------         -------
Net Asset Value, End of Year ...........................       $  2.12        $  1.60        $  2.09        $  2.54         $  3.37
                                                               =======        =======        =======        =======         =======
Total Return (%)(b) ....................................          33.0          -22.4          -17.4           -5.0            25.8
Net Assets, End of Year ($ millions) ...................           492            421            604            771             886
Ratio of Expenses to Average Net
  Assets after Expense
  Reimbursement (%)(c) .................................          0.50           0.50           0.50           0.50            0.50
Ratio of Net Investment Income to
  Average Net Assets (%) ...............................          0.84           0.80           0.70           0.64            0.73
Portfolio Turnover Rate (%)(a) .........................         76.73          85.27          75.93          90.00           30.03

----------
(a)   Portfolio turnover rate excludes all short-term securities.

(b) Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement (Note 2).

(c) Expense ratios as presented are limited to the Fund's investment advisory fee. In 2003 and 2002, the expense ratio before the Adviser's expense reimbursement to the Fund is .61% and .58%, respectively. The Adviser has contractually agreed to limit the Fund's expenses, other than for brokers' commissions and fees relating to portfolio transactions, to the amount of its investment advisory fee. This contractual expense limitation agreement remains in effect through 2004 and continues into the successive calendar year unless the Adviser gives adequate advance notice to terminate or modify its expense limitation policy with the Fund.

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                        FINANCIAL HIGHLIGHTS (Continued)

                                       Equity Index Fund                                   Mid-Cap Equity Index Fund
                        ---------------------------------------------------    --------------------------------------------------
                                     Years Ended December 31,                               Years Ended December 31,
                        ---------------------------------------------------    --------------------------------------------------
                         2003       2002       2001       2000       1999       2003       2002       2001       2000     1999(c)
                        -------    -------    -------    -------    -------    -------    -------    -------    -------   -------
Net Asset Value,
  Beginning of
  Period/Year ......... $  1.54    $  2.02    $  2.37    $  2.88    $  2.45    $  0.97    $  1.16    $  1.21    $  1.11   $  1.00
                        -------    -------    -------    -------    -------    -------    -------    -------    -------   -------
Income From Investment
  Operations:
  Net Investment
    Income (Loss) .....    0.03       0.03       0.03       0.06       0.03       0.01       0.01       0.01       0.02      0.01
                        -------    -------    -------    -------    -------    -------    -------    -------    -------   -------
  Net Gains or
    (Losses) on
    Securities
    realized and
    unrealized ........    0.41      (0.48)     (0.31)     (0.32)      0.48       0.33      (0.18)     (0.03)      0.17      0.11
                        -------    -------    -------    -------    -------    -------    -------    -------    -------   -------
Total From Investment
  Operations ..........    0.44      (0.45)     (0.28)     (0.26)      0.51       0.34      (0.17)     (0.02)      0.19      0.12
                        -------    -------    -------    -------    -------    -------    -------    -------    -------   -------
Less Dividend
  Distributions:
  From Net Investment
    Income ............   (0.03)     (0.03)     (0.03)     (0.03)     (0.03)     (0.01)        --      (0.01)     (0.01)    (0.01)
  From Capital Gains ..      --         --      (0.04)     (0.22)     (0.05)        --      (0.02)     (0.02)     (0.08)       --
                        -------    -------    -------    -------    -------    -------    -------    -------    -------   -------
Total Distributions ...   (0.03)     (0.03)     (0.07)     (0.25)     (0.08)     (0.01)     (0.02)     (0.03)     (0.09)    (0.01)
                        =======    =======    =======    =======    =======    =======    =======    =======    =======   =======
Net Asset Value,
  End of Period/Year .. $  1.95    $  1.54    $  2.02    $  2.37    $  2.88    $  1.30    $  0.97    $  1.16    $  1.21   $  1.11
                        =======    =======    =======    =======    =======    =======    =======    =======    =======   =======
Total Return (%)(e) ...    28.3      -22.1      -12.2       -9.0       20.6       35.2      -15.2       -1.1       16.7      11.8(b)
Net Assets, End of
  Period/Year
  ($ millions) ........     618        390        464        499        583        217        114        112         95        34
Ratio of Expenses to
  Average Net Assets
  after Expense
  Reimbursement (%)(f)     0.13       0.13       0.13       0.13       0.13       0.13       0.13       0.13       0.13      0.13(a)
Ratio of Net Investment
  Income to Average Net
  Assets (%) ..........    1.65       1.49       1.24       1.09       1.34       1.06       1.00       1.13       1.65      1.70(a)
Portfolio Turnover
  Rate (%)(d) .........    0.89       7.36      10.06      10.78       6.89       7.87      28.11      34.78      50.10     31.67(b)

----------
(a)   Annualized.

(b)   Not annualized.

(c)   Commenced operations May 3, 1999.

(d)   Portfolio turnover rate excludes all short-term securities.

(e) Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement (Note 2).

(f) Expense ratios as presented are limited to each Fund's investment advisory fee. In 2003 and 2002, the expense ratio before the Adviser's expense reimbursement to the Equity Index Fund is .21% and .20%, respectively, and for the Mid-Cap Equity Index Fund is .22% and .25%, respectively. The Adviser has contractually agreed to limit each Fund's expenses, other than for brokers' commissions and fees relating to portfolio transactions, to the amount of its investment advisory fee. This contractual expense limitation agreement remains in effect through 2004 and continues into the successive calendar year unless the Adviser gives adequate advance notice to terminate or modify its expense limitation policy with the Funds.

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                        FINANCIAL HIGHLIGHTS (Continued)

                                                                                           Bond Fund
                                                               --------------------------------------------------------------------
                                                                                     Years Ended December 31,
                                                               --------------------------------------------------------------------
                                                                 2003           2002           2001           2000            1999
                                                               -------        -------        -------        -------         -------
Net Asset Value, Beginning of Year .....................       $  1.27        $  1.30        $  1.31        $  1.30         $  1.42
                                                               -------        -------        -------        -------         -------
Income From Investment Operations:
  Net Investment Income (Loss) .........................          0.07           0.09           0.13           0.15            0.10
  Net Gains or (Losses) on Securities
    realized and unrealized ............................          0.02          (0.01)         (0.01)         (0.04)          (0.12)
                                                               -------        -------        -------        -------         -------
Total From Investment Operations .......................          0.09           0.08           0.12           0.11           (0.02)
                                                               -------        -------        -------        -------         -------
Less Dividend Distributions:
  From Net Investment Income ...........................         (0.07)         (0.08)         (0.13)         (0.10)          (0.10)
  From Capital Gains ...................................            --          (0.03)            --             --              --
                                                               -------        -------        -------        -------         -------
Total Distributions ....................................         (0.07)         (0.11)         (0.13)         (0.10)          (0.10)
                                                               -------        -------        -------        -------         -------
Net Asset Value, End of Year ...........................       $  1.29        $  1.27        $  1.30        $  1.31         $  1.30
                                                               =======        =======        =======        =======         =======
Total Return (%)(b) ....................................           6.7            6.8            8.7            8.9            -1.9
Net Assets, End of Year ($ millions) ...................           349            437            404            513             466
Ratio of Expenses to Average Net
  Assets after Expense
  Reimbursement (%)(c) .................................          0.50           0.50           0.50           0.50            0.50
Ratio of Net Investment Income to
  Average Net Assets (%) ...............................          5.10           6.38           7.19           7.40            7.11
Portfolio Turnover Rate (%)(a) .........................         72.09          76.91           9.25          18.42           29.32

----------
(a)   Portfolio turnover rate excludes all short-term securities.

(b) Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement (Note 2).

(c) Expense ratios as presented are limited to the Fund's investment advisory fee. In 2003 and 2002, the expense ratio before the Adviser's expense reimbursement to the Fund is .60% and .57%, respectively. The Adviser has contractually agreed to limit the Fund's expenses, other than for brokers' commissions and fees relating to portfolio transactions, to the amount of its investment advisory fee. This contractual expense limitation agreement remains in effect through 2004 and continues into the successive calendar year unless the Adviser gives adequate advance notice to terminate or modify its expense limitation policy with the Fund.

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                        FINANCIAL HIGHLIGHTS (Continued)

                                                                                      Short-Term Bond Fund
                                                               --------------------------------------------------------------------
                                                                                     Years Ended December 31,
                                                               --------------------------------------------------------------------
                                                                 2003           2002           2001           2000            1999
                                                               -------        -------        -------        -------         -------
Net Asset Value, Beginning of Year .....................       $  1.05        $  1.03        $  1.01        $  0.99         $  1.03
                                                               -------        -------        -------        -------         -------
Income From Investment Operations:
  Net Investment Income (Loss) .........................          0.04           0.03           0.06           0.09            0.09
  Net Gains or (Losses) on Securities
    realized and unrealized ............................         (0.02)          0.02           0.02          (0.01)          (0.04)
                                                               -------        -------        -------        -------         -------
Total From Investment Operations .......................          0.02           0.05           0.08           0.08            0.05
                                                               -------        -------        -------        -------         -------
Less Dividend Distributions:
  From Net Investment Income ...........................         (0.04)         (0.03)         (0.06)         (0.06)          (0.09)
  From Capital Gains ...................................            --             --             --             --              --
                                                               -------        -------        -------        -------         -------
Total Distributions ....................................         (0.04)         (0.03)         (0.06)         (0.06)          (0.09)
                                                               -------        -------        -------        -------         -------
Net Asset Value, End of Year ...........................       $  1.03        $  1.05        $  1.03        $  1.01         $  0.99
                                                               =======        =======        =======        =======         =======
Total Return (%)(b) ....................................           1.7            5.0            7.4            7.8             4.2
Net Assets, End of Year ($ millions) ...................            29             38             16             12              12
Ratio of Expenses to Average Net
  Assets after Expense
  Reimbursement (%)(c) .................................          0.50           0.50           0.50           0.50            0.50
Ratio of Net Investment Income to
  Average Net Assets (%) ...............................          2.88           4.19           5.79           6.10            5.48
Portfolio Turnover Rate (%)(a) .........................         70.34          38.75          60.13          45.01           44.68

----------
(a)   Portfolio turnover rate excludes all short-term securities.

(b) Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement (Note 2).

(c) Expense ratios as presented are limited to the Fund's investment advisory fee. In 2003 and 2002, the expense ratio before the Adviser's expense reimbursement to the Fund is .82% and .79%, respectively. The Adviser has contractually agreed to limit the Fund's expenses, other than for brokers' commissions and fees relating to portfolio transactions, to the amount of its investment advisory fee. This contractual expense limitation agreement remains in effect through 2004 and continues into the successive calendar year unless the Adviser gives adequate advance notice to terminate or modify its expense limitation policy with the Fund.

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                        FINANCIAL HIGHLIGHTS (Continued)

                                                                                        Mid-Term Bond Fund
                                                               --------------------------------------------------------------------
                                                                                     Years Ended December 31,
                                                               --------------------------------------------------------------------
                                                                 2003           2002           2001           2000            1999
                                                               -------        -------        -------        -------         -------
Net Asset Value, Beginning of Year .....................       $  0.98        $  0.91        $  0.85        $  0.87         $  0.91
                                                               -------        -------        -------        -------         -------
Income From Investment Operations:
  Net Investment Income (Loss) .........................          0.03           0.03           0.03           0.08            0.05
  Net Gains or (Losses) on Securities
    realized and unrealized ............................            --           0.07           0.06          (0.05)          (0.04)
                                                               -------        -------        -------        -------         -------
Total From Investment Operations .......................          0.03           0.10           0.09           0.03            0.01
                                                               -------        -------        -------        -------         -------
Less Dividend Distributions:
  From Net Investment Income ...........................         (0.04)         (0.03)         (0.03)         (0.05)          (0.05)
  From Capital Gains ...................................         (0.01)            --             --             --              --
                                                               -------        -------        -------        -------         -------
Total Distributions ....................................         (0.05)         (0.03)         (0.03)         (0.05)          (0.05)
                                                               -------        -------        -------        -------         -------
Net Asset Value, End of Year ...........................       $   .96        $  0.98        $  0.91        $  0.85         $  0.87
                                                               =======        =======        =======        =======         =======
Total Return (%)(b) ....................................           2.8            9.7           10.4            4.8             1.4
Net Assets, End of Year ($ millions) ...................            75             88             44             14              13
Ratio of Expenses to Average Net
  Assets after Expense
  Reimbursement (%)(c) .................................          0.50           0.50           0.50           0.50            0.50
Ratio of Net Investment Income to
  Average Net Assets (%) ...............................          3.23           4.11           5.16           6.26            5.75
Portfolio Turnover Rate (%)(a) .........................         41.55         106.79           6.38          10.57           10.28

----------
(a)   Portfolio turnover rate excludes all short-term securities.

(b) Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement (Note 2).

(c) Expense ratios as presented are limited to the Fund's investment advisory fee. In 2003 and 2002, the expense ratio before the Adviser's expense reimbursement to the Fund is .64% and .62%, respectively. The Adviser has contractually agreed to limit the Fund's expenses, other than for brokers' commissions and fees relating to portfolio transactions, to the amount of its investment advisory fee. This contractual expense limitation agreement remains in effect through 2004 and continues into the successive calendar year unless the Adviser gives adequate advance notice to terminate or modify its expense limitation policy with the Fund.

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                        FINANCIAL HIGHLIGHTS (Continued)

                                                                                        Composite Fund
                                                               --------------------------------------------------------------------
                                                                                     Years Ended December 31,
                                                               --------------------------------------------------------------------
                                                                 2003           2002           2001           2000            1999
                                                               -------        -------        -------        -------         -------
Net Asset Value, Beginning of Year .....................       $  1.22        $  1.37        $  1.60        $  1.91         $  1.78
                                                               -------        -------        -------        -------         -------
Income From Investment Operations:
  Net Investment Income (Loss) .........................          0.03           0.02           0.06           0.10            0.06
  Net Gains or (Losses) on Securities
    realized and unrealized ............................          0.18          (0.13)         (0.23)         (0.11)           0.21
                                                               -------        -------        -------        -------         -------
Total From Investment Operations .......................          0.21          (0.11)         (0.17)         (0.01)           0.27
                                                               -------        -------        -------        -------         -------
Less Dividend Distributions:
  From Net Investment Income ...........................         (0.03)         (0.02)         (0.04)         (0.07)          (0.06)
  From Capital Gains ...................................            --          (0.02)         (0.02)         (0.23)          (0.08)
                                                               -------        -------        -------        -------         -------
Total Distributions ....................................         (0.03)         (0.04)         (0.06)         (0.30)          (0.14)
                                                               -------        -------        -------        -------         -------
Net Asset Value, End of Year ...........................       $  1.40        $  1.22        $  1.37        $  1.60         $  1.91
                                                               =======        =======        =======        =======         =======
Total Return (%)(b) ....................................          18.2           -7.5            -11           -0.5            15.2
Net Assets, End of Year ($ millions) ...................           259            225            272            341             364
Ratio of Expenses to Average Net
  Assets after Expense
  Reimbursement (%)(c) .................................          0.50           0.50           0.50           0.50            0.50
Ratio of Net Investment Income to
  Average Net Assets (%) ...............................          2.59           3.37           3.64           3.36            3.23
Portfolio Turnover Rate (%)(a) .........................        177.43         204.99         248.42         161.01           99.41

----------
(a)   Portfolio turnover rate excludes all short-term securities.

(b) Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement (Note 2).

(c) Expense ratios as presented are limited to the Fund's investment advisory fee. In 2003 and 2002, the expense ratio before the Adviser's expense reimbursement to the Fund is .63% and .58%, respectively. The Adviser has contractually agreed to limit the Fund's expenses, other than for brokers' commissions and fees relating to portfolio transactions, to the amount of its investment advisory fee. This contractual expense limitation agreement remains in effect through 2004 and continues into the successive calendar year unless the Adviser gives adequate advance notice to terminate or modify its expense limitation policy with the Fund.

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                        FINANCIAL HIGHLIGHTS (Continued)

                                                                                      Aggressive Equity Fund
                                                               --------------------------------------------------------------------
                                                                                     Years Ended December 31,
                                                               --------------------------------------------------------------------
                                                                 2003           2002           2001           2000            1999
                                                               -------        -------        -------        -------         -------
Net Asset Value, Beginning of Year .....................       $  1.24        $  1.56        $  1.76        $  2.16         $  1.51
                                                               -------        -------        -------        -------         -------
Income From Investment Operations:
  Net Investment Income (Loss) .........................         (0.01)            --             --           0.01              --
  Net Gains or (Losses) on Securities
    realized and unrealized ............................          0.50          (0.32)         (0.19)         (0.04)           0.65
                                                               -------        -------        -------        -------         -------
Total From Investment Operations .......................          0.49          (0.32)         (0.19)         (0.03)           0.65
                                                               -------        -------        -------        -------         -------
Less Dividend Distributions:
  From Net Investment Income ...........................            --             --          (0.01)         (0.01)             --
  From Capital Gains ...................................            --             --             --             --           (0.36)
                                                               -------        -------        -------        -------         -------
Total Distributions ....................................            --             --          (0.01)         (0.37)             --
                                                               -------        -------        -------        -------         -------
Net Asset Value, End of Year ...........................       $  1.73        $  1.24        $  1.56        $  1.76         $  2.16
                                                               =======        =======        =======        =======         =======
Total Return (%)(b) ....................................          39.4          -20.5          -10.6           -1.2            43.3
Net Assets, End of Year ($ millions) ...................           371            238            295            309             278
Ratio of Expenses to Average Net
  Assets after Expense
  Reimbursement (%)(c) .................................          0.85           0.85           0.85           0.85            0.85
Ratio of Net Investment Income to
  Average Net Assets (%) ...............................         -0.48          -0.13           0.18           0.61            0.01
Portfolio Turnover Rate (%)(a) .........................        200.77         204.53         221.49         162.44          134.62

----------
(a)   Portfolio turnover rate excludes all short-term securities.

(b) Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement (Note 2).

(c) Expense ratios as presented are limited to the Fund's investment advisory fee. In 2003 and 2002, the expense ratio before the Adviser's expense reimbursement to the Fund is .94% and .92%, respectively. The Adviser has contractually agreed to limit the Fund's expenses, other than for brokers' commissions and fees relating to portfolio transactions, to the amount of its investment advisory fee. This contractual expense limitation agreement remains in effect through 2004 and continues into the successive calendar year unless the Adviser gives adequate advance notice to terminate or modify its expense limitation policy with the Fund.

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                        FINANCIAL HIGHLIGHTS (Continued)

                                                                            Conservative          Moderate             Aggressive
                                                                           Allocation Fund     Allocation Fund      Allocation Fund
                                                                           ---------------     ---------------      ---------------
                                                                                2003(b)             2003(b)            2003(b)
                                                                           ---------------     ---------------      ---------------
Net Asset Value, Beginning of Period ...................................     $       1.00        $       1.00        $       1.00
                                                                             ------------        ------------        ------------
Income From Investment Operations:
  Net Investment Income (Loss) .........................................             0.01                0.01                0.03
  Net Gains or (Losses) on Securities
    realized and unrealized ............................................             0.05                0.11                0.17
                                                                             ------------        ------------        ------------
Total From Investment Operations .......................................             0.06                0.12                0.20
                                                                             ------------        ------------        ------------
Less Dividend Distributions:
  From Net Investment Income ...........................................            (0.01)              (0.01)              (0.01)
  From Capital Gains ...................................................            (0.04)              (0.03)              (0.02)
                                                                             ------------        ------------        ------------
Total Distributions ....................................................            (0.05)              (0.04)              (0.03)
                                                                             ------------        ------------        ------------
Net Asset Value, End of Period .........................................     $       1.01        $       1.08        $       1.17
                                                                             ============        ============        ============
Total Return (%) .......................................................              5.3(c)             11.7(c)             19.2(c)
Net Assets, End of Period ($ millions) .................................                3                  15                  11
Ratio of Expenses to Average Net
  Assets (%)(d)(e) .....................................................                0                   0                   0
Ratio of Net Investment Income to
  Average Net Assets (%)(d) ............................................             8.59                8.85                6.48
Portfolio Turnover Rate (%)(a)(c) ......................................            66.44               18.44               26.92

----------
(a)   Portfolio turnover rate excludes all short-term securities.

(b)   Commenced operations May 20, 2003.

(c)   Not annualized.

(d)   Annualized.

(e)   Excludes expenses of the underlying funds.

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                          NOTES TO FINANCIAL STATEMENTS

1.    SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

      Mutual of America Investment Corporation (the "Investment Company") is a diversified, open-end management investment company -- a type of company commonly known as a "mutual fund". It is registered as such under the Investment Company Act of 1940 (the "Investment Company Act"). The Investment Company was formed on February 21, 1986 as a Maryland corporation and offers its shares exclusively to separate accounts of Mutual of America Life Insurance Company ("Mutual of America Life"). As a "series" type mutual fund, the Investment Company issues separate classes (or series) of capital stock, each of which represents a separate Fund of investments. There are currently twelve Funds:
Money Market Fund, All America Fund, Equity Index Fund, Mid-Cap Equity Index Fund, Bond Fund, Short-Term Bond Fund, Mid-Term Bond Fund, Composite Fund, Aggressive Equity Fund; a Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund (collectively "Allocation Funds"), each of which began operations on May 20, 2003.

      Investment Company shares are issued to Mutual of America Life, and on a limited basis, to The American Life Insurance Company of New York, for allocation to their Separate Accounts as a funding medium for variable accumulation annuity contracts and variable life insurance policies. In addition, shares of selected equity and fixed income funds of the Investment Company are directly issued to one or more of the Investment Company's Allocation Funds.

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results, however, may differ from those estimates.

      The following is a summary of the significant accounting policies consistently followed by the Investment Company, which is in conformity with accounting principles generally accepted in the United States:

      Security Valuation -- Investment securities are valued as follows:

            Equity securities are valued at the last sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid price is used. For any equity securities traded in the over-the-counter market, the security is valued at the last sale price, or if no sale, at the latest bid price available.

            The Allocation Funds value their investments in the underlying funds of the Investment Company at their respective net asset values.

            Debt securities are valued on the basis of prices obtained from an independent pricing service. The pricing service may utilize various pricing methodologies that incorporates both dealer supplied valuations and analytical modeling techniques which considers factors such as yield, quality, coupon rate, maturity, issue type, broker quotes and trading characteristics to derive a valuation. In the rare instance when such a price is not available from an independent pricing service, a fair value is used, as determined in good faith by the Adviser, in accordance with procedures adopted by the Board of Directors of the Investment Company.

            Short-term debt investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities, which mature in more than 60 days, are stated at market value.

      Investment Transactions -- Investment transactions are accounted for as of the trade date. Realized gains and losses on the sale of short and long-term debt securities are computed on the basis of amortized cost at the time of sale. Realized gains and losses on the sale of stock is based on the identified cost basis of the security, determined on the first-in, first-out ("FIFO") basis.

      Equity-type funds with an indexed portfolio component may, in order to remain more fully invested in the equity markets while minimizing transaction costs, purchase stock index futures contracts. Initial cash margin deposits (represented by cash or Treasury bills) are made upon entering into futures contracts. (This initial margin, maintained in a segregated account, is equal to approximately 5%-6% of the contract amount, and does not involve the borrowing of funds to finance the transaction). During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each trading day. Futures contracts are valued at the settlement price established each day by the exchange on which traded. Depending upon whether unrealized gains or losses are incurred, variation margin payments are received or made. When the contract is closed, a realized gain or loss from futures transactions is recorded, equal to the net variation margin received or paid over the period the contract was outstanding. The "Underlying Face Amount at Value" (appearing in the "Portfolio of Investments in Securities") representing the aggregate of outstanding contractual amounts under futures contracts reflects the extent of a

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                    NOTES TO FINANCIAL STATEMENTS (Continued)

1.    SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Fund's exposure to off-balance sheet risk. The use of futures transactions involves the risk of imperfect correlation in the price movements of the contract and the underlying securities.

      Each of the Allocation Funds invests in equity (stock) funds and fixed income (bond) funds and targets different percentages to these asset classes. The targets reflect three different approaches to asset allocation based on risk tolerance.

      The Allocation Funds with these percentage allocations invest in the following underlying funds of the Investment Company:

      Conservative Allocation:             Equity Index (25%), Bond (30%),

                                           Mid-Term (30%), Short-Term (15%).

      Moderate Allocation:                 Equity Index (35%), Mid-Cap (15%),

                                           Bond (30%), Mid-Term (20%).

      Aggressive Allocation:               Equity Index (45%), Mid-Cap (20%),

                                           Aggressive Equity (10%), Bond (25%).

      Generally, rebalancing of the Allocation Funds' holdings are performed on a monthly basis.

      Investment   Income  --  Interest   income,   accretion  of  discount  and
amortization of premium are recorded on an accrual basis daily. A debt obligation may cease accrual of income and result in a reduction to interest income when the collection of all or a portion of current and past due interest is in doubt. Dividend income is recorded on the ex-dividend date. Foreign source tax withheld from dividends is recorded as a reduction from dividend income. Should reclamation efforts succeed, such amounts are recorded as income upon collection.

      Distributions to Shareholders ("Dividends") -- Distributions to shareholders are recorded on the ex-dividend date. It is the Investment Company's policy to make distributions of its net investment income and to distribute net realized gains, if any, on an annual basis, in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Accordingly, periodic reclassifications (which do not impact the funds' net asset values) are made within the funds' capital accounts to reflect income and gains available for distribution under federal income tax regulations.

      Federal Income Taxes -- Each Fund in the Investment Company intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

      At December 31, 2003, certain funds had the following capital loss carryforwards to offset net capital gains, to the extent provided by Federal income tax regulations. In addition, Mid-Cap Equity Index, Bond, and Short-Term Bond Funds generated post-October 2003, net capital losses of $17,403, $999,423 and $23,901 respectively, which, if unused, will expire on December 31, 2012.

                                                                                         Mid-Cap
                                   Money         All America       Equity Index         Equity Index            Bond
Expiring on December 31,         Market Fund        Fund              Fund                 Fund                 Fund
------------------------         -----------     -----------       ------------         ------------         -----------
2004 ...........................  $    81           $ 0            $        0            $      0            $         0
2005 ...........................    3,447             0                     0                   0                      0
2006 ...........................    2,238             0                     0                   0                      0
2007 ...........................    1,434             0                     0                   0                      0
2008 ...........................    5,103             0                     0                   0                      0
2009 ...........................        0             0                     0                   0                      0
2010 ...........................      295             0             7,639,292             857,761                      0
2011 ...........................        0             0                     0                   0             23,117,159
                                  -------           ---            ----------            --------            -----------
  Total ........................  $12,598           $ 0            $7,639,292            $857,761            $23,117,159
                                  =======           ===            ==========            ========            ===========

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                   NOTES TO FINANCIAL STATEMENTS (Continued)

1.    SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

                                                                                              Conservative    Moderate    Aggressive
                                  Short-Term    Mid-Term                       Aggressive      Allocation    Allocation   Allocation
Expiring on December 31           Bond Fund     Bond Fund     Composite Fund   Equity Fund        Fund          Fund         Fund
-----------------------           ----------    ---------     --------------   -----------    ------------   ----------   ----------
2004 ..........................    $      0         $0         $         0     $         0        $ 0            $0           $0
2005 ..........................           0          0                   0               0          0             0            0
2006 ..........................           0          0                   0               0          0             0            0
2007 ..........................      73,348          0                   0               0          0             0            0
2008 ..........................         101          0                   0               0          0             0            0
2009 ..........................           0          0          36,913,390               0          0             0            0
2010 ..........................           0          0          20,417,938      33,657,956          0             0            0
2011 ..........................     111,136          0                   0               0          0             0            0
                                   --------         --         -----------     -----------        ---            --           --
  Total .......................    $184,585         $0         $57,331,328     $33,657,956        $ 0            $0           $0
                                   ========         ==         ===========     ===========        ===            ==           ==

2.    EXPENSES

      The Investment Company has an Investment Advisory Agreement with Mutual of America Capital Management Corporation ("the Adviser"), an indirect wholly-owned subsidiary of Mutual of America Life. For providing investment management services to each of the Funds of the Investment Company, the Adviser receives a fee, calculated as a daily charge, at the annual rate of .25% of the value of the net assets of the Money Market Fund, .50% of the value of the net assets of the All America Fund, Bond Fund, Short-Term Bond Fund, Mid-Term Bond Fund and Composite Fund, .125% of the value of the net assets of the Equity Index Fund and the Mid-Cap Equity Index Fund, and .85% of the value of the net assets of the Aggressive Equity Fund. The Advisor does not assess a fee for investment management to the Allocation Funds. However, shareholders in the Allocation Funds, will indirectly bear their pro-rata share of the investment management fees incurred by the underlying funds in which they invest.

      Under a Sub-Advisory Agreement for the All America Fund, the Adviser has delegated investment advisory responsibilities to a subadviser responsible for providing management services for a portion of the Fund's assets. The Adviser (not the Fund) is responsible for compensation payable under such Sub-Advisory Agreement.

      The Adviser contractually limits the expenses of each Fund, other than for brokers' commissions and other fees relating to portfolio transactions, to the amount of the advisory fee paid by the Funds of the Investment Company to the Adviser. This expense limitation remains in effect through 2004 and continues into the successive calendar year unless the Adviser gives adequate notice to terminate or modify its expense limitation policy.

3.    PURCHASES AND SALES

      The cost of investment purchases and proceeds from sales of investments, excluding short-term securities and futures contracts, for the year ended December 31, 2003 was as follows:

                                                                                                      Mid-Cap
                                                             All America        Equity Index        Equity Index          Bond
                                                                Fund                Fund               Fund               Fund
                                                            ------------        ------------        -----------        ------------
Cost of investment purchases ........................       $321,309,341        $110,473,748       $ 58,735,935        $243,694,034
                                                            ============        ============       ============        ============
Proceeds from sales of investments ..................       $370,512,683        $  4,177,240       $ 10,749,562        $328,163,188
                                                            ============        ============       ============        ============

                                                              Short-Term          Mid-Term         Composite            Aggressive
                                                              Bond Fund           Bond Fund           Fund             Equity Fund
                                                            ------------        ------------        -----------        ------------
Cost of investment purchases ........................       $ 23,037,888        $ 34,900,546       $405,541,408        $557,796,306
                                                            ============        ============       ============        ============
Proceeds from sales of investments ..................       $ 31,241,241        $ 45,733,899       $404,900,430        $523,589,886
                                                            ============        ============       ============        ============

                                                            Conservative          Moderate           Aggressive
                                                             Allocation          Allocation          Allocation
                                                                Fund                Fund               Fund
                                                            ------------        ------------        -----------
Cost of investment purchases ........................       $  4,731,662        $ 16,938,445       $12,143,882
                                                            ============        ============       ============
Proceeds from sales of investments ..................       $  1,515,685        $  1,822,711       $ 1,910,193
                                                            ============        ============       ============

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                   NOTES TO FINANCIAL STATEMENTS (Continued)

3.    PURCHASES AND SALES (CONTINUED)

      The cost of short-term security purchases for the Money Market Fund for the period was $1,200,453,493; net proceeds from sales and redemptions for the period were $1,220,915,469.

      The components of net unrealized appreciation (depreciation) of investments for Federal income tax purposes and the cost of investments for Federal income tax purposes at December 31, 2003, for each of the funds were as follows:

                                                                            Mid-Cap
                                            Money         All America    Equity Index    Equity Index        Bond        Short-Term
                                         Market Fund         Fund            Fund            Fund            Fund        Bond Fund
                                        ------------     ------------    ------------    ------------    ------------    -----------
Unrealized Appreciation ............    $         --     $138,725,274    $ 30,471,790    $101,656,755    $ 10,167,397    $   188,661
Unrealized Depreciation ............              49       38,026,637      13,667,466      60,779,646       5,562,543        168,279
                                        ------------     ------------    ------------    ------------    ------------    -----------
  Net ..............................    $        (49)    $100,698,637    $ 16,804,324    $ 40,877,109    $  4,604,854    $    20,382
                                        ------------     ------------    ------------    ------------    ------------    -----------
Cost of Investments ................    $ 73,724,395     $390,362,819    $199,695,298    $575,849,593    $341,190,509    $28,438,572
                                        ============     ============    ============    ============    ============    ===========

                                Mid-Term         Composite      Aggressive     Conservative         Moderate           Aggressive
                                Bond Fund          Fund         Equity Fund   Allocation Fund     Allocation Fund    Allocation Fund
                              ------------     ------------    ------------   ---------------     ---------------    ---------------
Unrealized Appreciation ...   $    811,629     $ 14,933,688    $ 64,251,015    $     52,289        $    567,082        $   533,981
Unrealized Depreciation ...        179,224        2,541,506       2,111,917          84,197             280,494                $--
                              ------------     ------------    ------------    ------------        ------------        -----------
  Net .....................   $    632,405     $ 12,392,182    $ 62,139,098    $    (31,908)       $    286,588        $   533,981
                              ------------     ------------    ------------    ------------        ------------        -----------
Cost of Investments .......    $73,036,287     $244,981,552    $308,504,131    $  2,924,586        $ 14,533,067        $10,707,251
                              ============     ============    ============    ============        ============        ===========

4. CAPITAL SHARE ACTIVITY

      The Investment Company has registered an indefinite number of its capital shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. Shares are currently allocated into the twelve series of Funds as follows:

                                                       Authorized No. of Shares
                                                       ------------------------

Money Market Fund ..................................         175,000,000
All America Fund ...................................         500,000,000
Equity Index Fund ..................................         325,000,000
Mid-Cap Equity Index Fund ..........................         175,000,000
Bond Fund ..........................................         450,000,000
Short-Term Bond Fund ...............................          50,000,000
Mid-Term Bond Fund .................................         125,000,000
Composite Fund .....................................         300,000,000
Aggressive Equity Fund .............................         500,000,000
Conservative Allocation Fund .......................         100,000,000
Moderate Allocation Fund ...........................         100,000,000
Aggressive Allocation Fund .........................         100,000,000
                                                           -------------
    Sub-Total ......................................       2,900,000,000
Shares to be allocated at the discretion of
  the Board of Directors ...........................         600,000,000
                                                           -------------
    Total ..........................................       3,500,000,000
                                                           =============
Transactions in shares were as follows:

                                                                            For the Year Ended December 31, 2003
                                                          -------------------------------------------------------------------------
                                                                                                                          Mid-Cap
                                                          Money Market        All America         Equity Index         Equity Index
                                                              Fund               Fund                 Fund                 Fund
                                                          ------------        -----------         ------------         ------------
Shares issued ......................................       40,942,050          42,722,244          178,117,210          121,630,513
Shares issued to shareholders as
  reinvestment of dividends ........................          650,662           1,764,361            4,039,147            1,249,980
                                                          -----------         -----------         ------------          -----------
Total ..............................................       41,592,712          44,486,605          182,156,357          122,880,493
Shares redeemed ....................................      (57,916,095)        (74,654,763)        (119,151,468)         (74,111,997)
                                                          -----------         -----------         ------------          -----------
Net increase (decrease) ............................      (16,323,383)        (30,168,158)          63,004,889           48,768,496
                                                          ===========         ===========           ==========           ==========

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                   NOTES TO FINANCIAL STATEMENTS (Continued)

4.    CAPITAL SHARE ACTIVITY (CONTINUED)

                                                                            For the Year Ended December 31, 2003
                                                           ------------------------------------------------------------------------
                                                               Bond             Short-Term           Mid-Term            Composite
                                                               Fund              Bond Fund           Bond Fund              Fund
                                                           ------------         -----------         -----------         -----------
Shares issued ...................................            47,911,378          13,454,529          28,860,368           7,343,200
Shares issued to shareholders as
  reinvestment of dividends .....................            13,919,945             938,434           3,552,841           4,592,730
                                                           ------------         -----------         -----------         -----------
Total ...........................................            61,831,323          14,392,963          32,413,209          11,935,930
Shares redeemed .................................          (134,208,193)        (22,729,980)        (44,211,764)        (12,523,177)
                                                           ------------         -----------         -----------         -----------
Net increase (decrease) .........................           (72,376,870)         (8,337,017)        (11,798,555)           (587,247)
                                                           ============         ===========         ===========         ===========

                                                                            For the Year Ended December 31, 2003
                                                          --------------------------------------------------------------------------
                                                             Aggressive          Conservative        Moderate            Aggressive
                                                               Equity             Allocation         Allocation          Allocation
                                                                Fund                Fund(a)            Fund(a)             Fund(a)
                                                            -----------          -----------         ----------          ----------
Shares issued ...................................            60,887,763           4,773,853          15,362,194          11,386,216
Shares issued to shareholders as
  reinvestment of dividends .....................                    --             111,059             417,156             212,604
                                                            -----------          ----------         -----------         -----------
Total ...........................................            60,887,763           4,884,912          15,779,350          11,598,820
Shares redeemed .................................           (38,169,864)         (2,027,537)         (2,099,348)         (1,961,473)
                                                            -----------          ----------         -----------         -----------
Net increase (decrease) .........................            22,717,899           2,857,375          13,680,002           9,637,347
                                                            ===========          ==========         ===========         ===========

----------
(a)   Commenced operations May 20, 2003.

                                                                           For the Year Ended December 31, 2002
                                                           ------------------------------------------------------------------------
                                                                                                                         Mid-Cap
                                                           Money Market        All America        Equity Index         Equity Index
                                                              Fund                 Fund               Fund                 Fund
                                                           -----------         -----------        ------------         ------------
Shares issued ...................................           93,272,919          53,341,294         126,159,898          168,753,173
Shares issued to shareholders as
  reinvestment of dividends .....................            1,199,888           2,550,082           4,488,179            2,285,254
                                                           -----------         -----------        ------------         ------------
Total ...........................................           94,472,807          55,891,376         130,648,077          171,038,427
Shares redeemed .................................          (95,480,326)        (82,760,449)       (107,801,537)        (149,496,152)
                                                           -----------         -----------        ------------         ------------
Net increase (decrease) .........................           (1,007,519)        (26,869,073)         22,846,540           21,542,275
                                                           ===========         ===========        ============         ============

                                                                      For the Year Ended December 31, 2002
                                           ---------------------------------------------------------------------------------------
                                             Bond              Short-Term          Mid-Term          Composite         Aggressive
                                             Fund               Bond Fund          Bond Fund           Fund            Equity Fund
                                           -----------         -----------         -----------       -----------       -----------
Shares issued ..........................    48,894,932          23,729,305          74,479,890         5,163,495        86,383,916
Shares issued to shareholders as
  reinvestment of dividends ............    27,597,376             976,472           2,259,181         6,648,525                --
                                           -----------         -----------         -----------       -----------       -----------
Total ..................................    76,492,308          24,705,777          76,739,071        11,812,020        86,383,916
Shares redeemed ........................   (45,221,439)         (4,651,359)        (35,309,529)      (26,366,733)      (83,621,978)
                                           -----------         -----------         -----------       -----------       -----------
Net increase (decrease) ................    31,270,869          20,054,418          41,429,542       (14,554,713)        2,761,938
                                           ===========         ===========         ===========       ===========       ===========

5.    DIVIDENDS

      On December 31, 2003 dividend distributions were declared for each of the Funds from net realized gains on investment transactions and net investment income. Additionally, on September 15, 2003 the remaining required distributions relating to 2002 were executed by Internal Revenue Sec. 855(a) elections declared and paid for each of the Funds. All dividend distributions are immediately reinvested in additional shares of each respective Fund. The tax character of the distributions paid during 2003 and 2002 was as follows:

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                   NOTES TO FINANCIAL STATEMENTS (Continued)

5.    DIVIDENDS (CONTINUED)

                                                                                            Mid-Cap
                                          Money           All America     Equity Index    Equity Index         Bond
                                        Market Fund          Fund             Fund            Fund             Fund
                                         ----------       ----------       ----------       ----------      -----------
Ordinary Income (b)
-------------------
  2003 .............................     $  770,955       $3,535,195       $7,869,784       $1,480,749      $17,956,541
  2002 .............................      1,424,275        4,171,220        6,127,600          131,585       27,965,312

Long-term capital gains (c)
---------------------------
  2003 .............................              0                0                0                0                0
  2002 .............................              0                0          807,547        2,103,896        7,369,399

                                         Short-Term       Mid-Term          Composite         Aggressive
                                         Bond Fund        Bond Fund           Fund            Equity Fund
                                         ----------       ----------       ----------         -----------
Ordinary Income (b)
-------------------
  2003                                   $  968,857       $2,977,128       $6,126,289         $      0
  2002                                    1,025,375        2,205,615        8,256,558                0
Long-term capital gains (c)
---------------------------
  2003 .............................              0       $  429,002                0                0
  2002 .............................              0                0                0                0

                                         Conservative       Moderate        Aggressive
                                          Allocation       Allocation       Allocation
                                             Fund             Fund             Fund
                                         -----------       ----------       ----------
Ordinary Income
---------------
  2003 .............................       $108,219         $437,582         $247,809
Long-term capital gains(c)
--------------------------
  2003 .............................       $  4,031         $ 13,767         $      0

----------
Notes:
(a) No distribution paid during 2003 constituted a return of capital for Federal income tax purposes.

(b)   Includes distributions from Fund-level net short-term capital gains.

(c) To the extent reported, each Fund designates these amounts as capital gain dividends for federal income tax purposes.

As of December 31, 2003 undistributed net income and undistributed accumulated gain (loss) on a tax basis was as follows:

                                                     Money                                    Mid-Cap
                                                     Market    All America   Equity Index     Equity          Bond        Short-Term
                                                      Fund         Fund          Fund        Index Fund       Fund        Bond Fund
                                                    --------   ------------  ------------   ------------   ------------   ---------
Accumulated undistributed net
  investment income ..............................  $ 46,913   $  2,077,060  $    358,174   $  1,342,853   $    222,793   $  24,294
Accumulated net realized gain/(loss) on
  investments and futures contracts ..............   (12,598)     3,359,267    (7,639,292)      (875,163)   (24,116,582)   (208,486)
Net unrealized appreciation
  (depreciation) of investments
  and futures contracts ..........................  $    (49)  $100,698,655  $ 40,877,109   $ 16,804,324   $  4,604,854   $  20,382

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                    NOTES TO FINANCIAL STATEMENTS (Continued)

5.    DIVIDENDS (CONTINUED)

                                                                                              Conservative    Moderate    Aggressive
                                                   Mid-Term     Composite       Aggressive     Allocation    Allocation   Allocation
                                                   Bond Fund      Fund          Equity Fund       Fund          Fund          Fund
                                                   ---------   ------------     ------------  ------------   ----------   ----------
Accumulated undistributed net
  investment income ...........................    $ 61,223    $  4,519,772     $          0     $ 10,422     $ 38,247     $ 48,374
Accumulated net realized gain/(loss) on
  investments and futures contracts ...........      10,949     (57,331,328)     (33,657,956)           0            0            0
Net unrealized appreciation
  (depreciation) of investments
  and futures contracts .......................    $632,414    $ 12,392,225     $ 62,139,088     $(31,908)    $286,588     $533,981

      The difference between the components of distributable earnings on a tax basis and the amounts reflected in the statements of changes in net assets are primarily due to wash sales, post-October losses and the Federal income tax treatment of futures contracts.

      During the year ended December 31, 2003, each fund reclassified the following book to tax differences [increases (decreases)]:

                                                                                                          Mid-Cap
                                                           Money        All America    Equity Index     Equity Index       Bond
                                                        Market Fund        Fund            Fund            Fund            Fund
                                                        -----------     -----------    ------------     ------------     ---------
Accumulated undistributed net
  investment income ...............................       $     0          $   0           $   0           $   0         $(223,958)
Accumulated undistributed net realized
  gains (loss) on investments and futures
  contracts .......................................         1,937              0               0               0           223,958
                                                          -------          -----           -----           -----         ---------
Paid in capital ...................................       $(1,937)         $   0           $   0           $   0         $       0
                                                          =======          =====           =====           =====         =========


                                                         Short-Term       Mid-Term       Composite        Aggressive
                                                         Bond Fund        Bond Fund        Fund           Equity Fund
                                                         ----------       ---------      ---------        -----------
Accumulated undistributed net
  investment income ...............................       $     0          $   0           $   0          $ 1,318,079
Accumulated net realized gain/loss on
  investments and futures contracts ...............             0              0               0                    0
                                                          -------          -----           -----          -----------
Paid in capital ...................................       $     0          $   0           $   0          $(1,318,079)
                                                          =======          =====           =====          ===========

                                                       Conservative      Moderate       Aggressive
                                                        Allocation      Allocation      Allocation
                                                           Fund            Fund            Fund
                                                       ------------     ----------      ----------
Accumulated undistributed net
  investment income ...............................       $     0          $   0           $   0
Accumulated net realized gain/loss on
  investments and futures contracts ...............             0              0               0
                                                          -------          -----           -----
Paid in capital ...................................             0          $   0           $   0
                                                          =======          =====           =====

These reclassifications were made as a result of the differences arising from the disallowance of net operating losses, expiration of capital loss carryforwards, and other cumulative adjustments for federal income tax purposes versus financial reporting purposes. Each fund's net assets were not affected by these reclassifications.

                          INDEPENDENT AUDITORS' REPORT

The Board Of Directors and Shareholders
Of Mutual of America Investment Corporation:

      We have audited the accompanying statements of assets and liabilities of the Mutual of America Investment Corporation (comprised of: Money Market Fund, All America Fund, Equity Index Fund, Mid-Cap Equity Index Fund, Bond Fund, Short-Term Bond Fund, Mid-Term Bond Fund, Composite Fund, Aggressive Equity Fund, Conservative Allocation Fund, Moderate Allocation Fund, and Aggressive Allocation Fund, ("the Funds")), including the portfolios of investments in securities, as of December 31, 2003, and the related statements of operations for the year or period then ended, and the statements of changes in net assets and the financial highlights for each of the years or period in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 20, 2002.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the assets and liabilities of the Funds as of December 31, 2003, and the results of their operations for the year or period then ended, and the changes in their net assets and the financial highlights for each of the years or period in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                    /s/ KPMG LLP

New York, New York
February 24, 2004

                    MUTUAL OF AMERICA INVESTMENT CORPORATION

Directors and Officers -- unaudited

      The tables below show information about the Directors and officers of the Investment Company. The address of each Director and officer is c/o the
Investment Company, 320 Park Avenue, New York, New York 10022. The Investment Company does not hold annual meetings of shareholders, and each Director has been elected by shareholders to serve until a successor is duly elected at a meeting of shareholders called for the purpose of electing directors. Each officer of the Investment Company has been elected by the Board of Directors to serve until a successor is duly elected. The Independent Directors do not serve as directors of any other fund that is affiliated with the Adviser or Mutual of America with the sole exception of Patrick J. Waide, Jr., who serves on the boards of Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc. The Interested Directors and officers of the Investment Company do not receive compensation from the Investment Company for their service.

Independent Directors
------------------------------------------------------------------------------------------------------------------------------------
                            Length of               Principal Occupation(s)                        Other Directorships
Name and Age                Time Served               in Past Five Years                             Held by Director
====================================================================================================================================
Peter J. Flanagan           since 1992       Consultant and President Emeritus, Life        none
age 73                                       Insurance Council of New York, since
                                             1998; prior thereto, President

====================================================================================================================================
Robert J. McGuire           since 2/00       Attorney and Consultant, Morvillo,             Emigrant Savings Bank; GAM Funds, Inc.;
age 67                                       Abramowitz, Grand, Iason & Silberberg,         Brazilian Equity Fund (special
                                             P.C. (law firm), since January 1998;           litigation committee); Police Athletic
                                             President, Police Athletic League;             League; Volunteers of Legal Service;
                                             President, Kroll Associates                    Office of the Appellate Defender; Trump
                                             (investigation and consulting) until           Hotels & Casino Resorts; Trustee of Iona
                                             1997                                           College

====================================================================================================================================
George Mertz                since 1989       Retired, since September 1994                  none
age 75

====================================================================================================================================
Howard J. Nolan             since 1989       President & CEO, United Way of San            none
age 66                                       Antonio & Bexar County

====================================================================================================================================
Patrick J. Waide, Jr.      since 12/03       Senior Vice President, Administration,        Trustee, School for Ethical Education;
age 66                                       Sullivan & Company, until March 1998;         Director, American Federation for Aging
                                             Director, Drucker Foundation, 1996-1999       Research; Mutual of America
                                             and President, 1999                           Institutional Funds, Inc.

Interested Directors
------------------------------------------------------------------------------------------------------------------------------------

                            Length of               Principal Occupation(s)                         Other Directorships
Name, Position and Age      Time Served               in Past Five Years                              Held by Director
====================================================================================================================================
Manfred Altstadt            since 1992       Senior Executive Vice President and           Mutual of America; Mutual of America
Chairman of the Board,                       Chief Financial Officer, Mutual of            Securities Corporation; Mutual of
President and Chief                          America, Mutual of America Capital            America Holding Company, Inc.; Fund
Executive Officer,                           Management Corporation and Mutual of          Director and Treasurer, Calvary
age 53                                       America Holding Company, Inc.; Senior         Hospital; Director and Treasurer, Orange
                                             Executive Vice President, Chief               County Community College Educational
                                             Financial Officer and Treasurer, Mutual       Foundation
                                             of America Institutional Funds, Inc.

Mr. Altstadt is an "interested person" as an officer of the Adviser and of affiliates of the Adviser.

Officers
------------------------------------------------------------------------------------------------------------------------------------

                            Length of               Principal Occupation(s)                         Other Directorships
Name, Position and Age      Time Served               in Past Five Years                              Held by Director
====================================================================================================================================
Patrick A. Burns            since 1986       Senior Executive Vice President and           Mutual of America; Mutual of America
Senior Executive Vice                        General Counsel, Mutual of America,           Holding Company, Inc.; Irish American
President and General                        Mutual of America Capital Management          Legal and Education Research Foundation
Counsel, age 57                              Corporation, Mutual of America
                                             Securities Corporation, Mutual of
                                             America Holding Company, Inc. and Mutual
                                             of America Institutional Funds, Inc.

====================================================================================================================================
John R. Greed               since 9/97       Executive Vice President and Treasurer,       none
Executive Vice President,                    Mutual of America, Mutual of America
Chief Financial Officer                      Capital Management Corporation and
and Treasurer,                               Mutual of America Holding Company, Inc.;
age 43                                       Chairman of the Board, President and
                                             Chief Executive Officer, Mutual of
                                             America Institutional Funds, Inc.

====================================================================================================================================
Thomas L. Martin            since 8/03       Senior Vice President and Associate           none
Senior Vice President                        General Counsel, Mutual of America
and Secretary, age 54

Supplemental Dividend Information -- Unaudited
--------------------------------------------------------------------------------

      With the exception of Money Market Fund and Bond Fund (whose dividend distributions do not qualify for the corporate dividends received deduction) and the Composite Fund (of which 28.75% of the Fund's ordinary income qualifies for the corporate dividends received deduction), 100% of each of the remaining Fund's ordinary income dividend qualifies for the corporate dividends received deduction.

      Important tax information: The Mid-Term Bond, Conservative Allocation and Moderate Allocation Funds designates $292,424, $4,031 and $13,767, respectively of long-term capital gain dividends that qualify for the 15% reduced rate on long-term capital gains. In addition, the Mid-Term Bond Fund designates $136,578 of capital gains dividends taxable at a rate of 20% on long-term capital gains.

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

320 PARK AVENUE
NEW YORK, NY 10022-6839

www.mutualofamerica.com

ITEM 2.    CODE OF ETHICS.

           Mutual of America Investment Corporation has adopted a code of ethics that applies to its principal executive and financial officers.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

           (a)(1) Mutual of America Investment Corporation has determined that one audit committee financial expert serves on its audit committee.

           (a)(2) Patrick J. Waide, Jr. -- Senior Vice President
                                           Sullivan & Co., 3/98
                                           Director; Drucker Foundation
                                           Independent Financial Expert

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

           (a)   Aggregate Audit Fees.

                 2003 $122,100
                 2002 $ 98,100

                 There were no other audit fees under item 4(b), (c) or (d).

           (e) All non-audit fees are pre-approved by the audit committee in advance.

ITEM 5.    Not applicable.

ITEM 6.    Reserved

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
           FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

           Not applicable.

ITEM 8.    Reserved

ITEM 9.    CONTROLS AND PROCEDURES.

           (a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely and accurate manner.

           (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal six-month period that has materially affected, or is likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10.   EXHIBITS.

           Exhibit 99      Code of Ethics.

           Exhibit 99.1 Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

           Exhibit 99.2 Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

           Exhibit 99.3    Policy Statement & Procedures regarding Proxy voting.

           Exhibit 99.4    Proxy Voting Standards.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      Mutual of America Investment Corporation

By:   /s/ MANFRED ALTSTADT
      ----------------------------------
      Manfred Altstadt
      Chairman of the Board, President
      and Chief Executive Officer of
      Mutual of America Investment Corporation

Date: February 27, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ MANFRED ALTSTADT
      ----------------------------------
      Manfred Altstadt
      Chairman of the Board, President
      and Chief Executive Officer of
      Mutual of America Investment Corporation

Date: February 27, 2004



By:   /s/ JOHN R. GREED
      ----------------------------------
      John R. Greed
      Executive Vice President,
      Chief Financial Officer and Treasurer of
      Mutual of America Investment Corporation

Date: February 27, 2004